 FFTW FUNDS, INC.
--------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 1999

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 200 PARK AVENUE
 NEW YORK, NY 10166
 TELEPHONE 212.681.3000
 FACSIMILE 212.681.3250

FFTW FUNDS, INC.

  PRESIDENT'S LETTER

                                                             February 16, 2000

Dear Shareholders,

        We are pleased to present the Annual Report of FFTW Funds, Inc., for the year ended December 31, 1999.

        During what was the most difficult year for bond funds since 1994, three of our FFTW Funds were highlighted in the financial press for the second year in a row. FFTW's Limited Duration, U.S. Short-Term Fixed Income, and Worldwide Fixed Income Hedged Portfolios all made repeat performances in BUSINESS WEEK'S Bond Fund A-List for superior risk-adjusted returns over the past five years.

        In our continued effort to provide easy access to our funds, FFTW Funds Worldwide-Hedged Portfolio is available through Fidelity (800 - 544-6666). In addition, the Limited Duration and International Portfolios are available through the Charles Schwab & Co., Inc. Mutual Fund Marketplace (800 - 225-8570).

        FFTW is pleased to invite our clients and their consultants to participate in quarterly conference calls with senior portfolio managers to discuss our Funds. These regular calls provide a forum for open discussion on current market developments and outlook, and FFTW's portfolio strategy. If you are interested in participating, please call Johanna Lasker at (212) 681-3054 for details.

        We appreciate your participation in FFTW Funds. In our continuing effort to meet your investment needs, we would welcome the opportunity to discuss the objectives and results of each of our portfolios with you.

Sincerely,

/S/John Olcay

O. John Olcay
Chairman of the Board and President

FOOTNOTE FOR BUSINESS WEEK'S BOND FUND A-LIST
FFTW's Limited Duration, U.S. Short-Term, and Worldwide-Hedged Portfolios were compared against approximately 700 other taxable and tax-exempt bond funds. The article focused on the 1-, 3-, and 5-year returns, yield, maturity, and expenses. Each fund in the article with more than five years of performance was rated based upon its risk-adjusted total returns. Those funds with the top risk-adjusted returns received A ratings.

FFTW FUNDS, INC.

  TABLE OF CONTENTS

MARKET REVIEW - General Market                                  1

PORTFOLIO REVIEWS - U.S. Portfolios                             4

PERFORMANCE - U.S. Portfolios                                   6

PORTFOLIO REVIEWS - Global and International Portfolios         9

PERFORMANCE - Global and International Portfolios              11

MARKET OUTLOOK                                                 16

SCHEDULES OF INVESTMENTS
                        U.S. Short-Term Portfolio              17
                        Limited Duration Portfolio             20
                        Mortgage-Backed Portfolio              22
                        Global Tactical Exposure Portfolio     27
                        Worldwide Portfolio                    31
                        Worldwide-Hedged Portfolio             36
                        International Portfolio                42
                        Emerging Markets Portfolio             47

STATEMENTS OF ASSETS AND LIABILITIES                           51

STATEMENTS OF OPERATIONS                                       54

STATEMENTS OF CHANGES IN NET ASSETS                            57

FINANCIAL HIGHLIGHTS                                           62

NOTES TO FINANCIAL STATEMENTS                                  70

REPORT OF INDEPENDENT AUDITORS                                 91

FFTW FUNDS, INC.

  MARKET REVIEW
  DECEMBER 31, 1999

1999 was marked by continual strength in the US, and gradual recovery in Japan and European economies which was interrupted briefly by the Brazilian crisis during the first quarter and a temporary slowdown in European growth prospects in the second quarter. As Y2K disruptions proved unfounded, these economies finished the year strongly with inflation remaining relatively benign.

The first quarter of 1999 was marked by a change in expectations for US monetary policy and improving sentiment about non-Treasury sectors as credit fears diminished. After drifting lower early in the period, US interest rates rose abruptly during February in all but the shortest maturities. Although there were no signs of increased inflation, investors reacted to continued strength in manufacturing, consumption and consumer sentiment. A stronger economy raised fears that the Federal Reserve would move to an asymmetrical bias to tighten policy and caused investors to shift assets back into the non-Treasury sectors.

February's rise in US rates carried over into Europe. UK Gilts underperformed as economic activity proved to be stronger than expected. In Japan, a drop in overnight rates to near zero combined with the continued poor economic situation, exerted downward pressure on yields after a brief spike upward. Over the quarter, corporates and mortgages outperformed Treasuries as investors flocked to these higher yielding sectors. The devaluation of the Brazilian real in January sent a shock wave through the global credit markets, but the lack of any significant contagion only renewed enthusiasm for private securities.

In the currency markets, the yen weakened relative to the dollar reflecting Japan's poor economic fundamentals and the aggressive monetary program pursued by the Bank of Japan. Repatriation of assets by Japanese investors at their fiscal year-end gave rise to a brief recovery in the yen at quarter-end. The Euro also lost ground against the dollar as the new currency was pressured by deteriorating economic fundamentals in the Euro zone.

The second quarter of 1999 was marked by increasing unease among bond investors as the US economy showed few signs of slowdown. US bond yields rose steadily over the period, dragging European yields upwards, despite sluggish European growth and an otherwise positive environment for bonds. Speculation about the direction of US monetary policy increased after Chairman Greenspan indicated that he favored a tightening bias. By mid-June, the market had fully discounted an increase of 50 basis points over a three-month period. The Federal Reserve's announcement on June 30 of a 25 basis point rise in the Fed funds rate and its shift back to a neutral bias sparked a quick, but modest, rally.

European rates were adversely affected by the rise in US rates. Although evidence of slower growth in core Europe led the European Central Bank to lower official rates, as US rates came under pressure, European yields rose in sympathy. Yields continued to rise throughout June as economic data emerged indicating stronger growth in Germany. Japanese yields fell in the early part of the quarter and rose during June. A very strong first-quarter GDP number released in June and other signs of growth gave investors reason to believe the low interest rate policy in Japan would not stay in place indefinitely. In addition, fears of a supplementary budget haunted the bond market, as this would lead to increased issuance of Japanese government bonds.

The US dollar appreciated during the quarter against both the euro and the yen. The euro continued its year-long slide, reflecting poor economic conditions in Europe. Although this trend slowed somewhat in June, the euro ended the quarter nearly 20% below its January starting value. The US dollar also appreciated relative to the Japanese yen, which suffered early in the quarter in anticipation of an aggressive monetization of the Japanese fiscal deficit. Stronger economic data in June sparked a strong rally in the yen, which met with massive intervention by the Bank of Japan unwilling to see the fragile Japanese recovery hurt by an appreciation of the yen.

After a significant narrowing in the first quarter, mortgage spreads and credit spreads widened moderately due to rising interest rate volatility and concerns about the impact of Fed tightening on corporations.

In the third quarter of 1999, yields in the major financial markets continued to rise but the pace of the increase in rates was somewhat lower. Across the globe, economic growth strengthened while inflation appeared to have stabilised. As

FFTW FUNDS, INC.

  DECEMBER 31, 1999
the summer's economic data provided evidence of continued strength in the US economy, investors anticipated and received an additional tightening by the Federal Reserve in August. By the end of the quarter, the continued signs of economic growth in the US caused some investors to fear another increase in official rates by the Federal Reserve, effectively retracing the three crisis easings of last fall. At quarter-end, the market had discounted a 20% chance of an additional 25 basis point increase in official rates later this year.

Core European rates rose sharply through the quarter, reflecting the strength in economic data and a turnaround in confidence surveys. In the UK, the Bank of England surprised investors by raising official interest rates, despite the 30-year low in inflation. A notable exception to rising European yields was long Gilts, which were supported by very low supply and technical factors rather than market fundamentals. Japanese bond yields were higher midway through the period before declining to end the quarter modestly lower. Although the overall economic picture was mixed, the fundamentals of the Japanese economy exhibited positive momentum for the first time in years. Industrial production picked up, inventory stocks were low and companies reported improved profits. Weak spots in the economy, such as the high unemployment rate and low household expenditures, remained a source of concern, particularly in combination with a major rally in the yen.

The appreciation of the yen relative to both the dollar and the euro was the dominant theme in currencies during the quarter. From early July levels of 123 yen to the dollar, the yen came close to reaching the Y100 mark in late September. In the face of this rally, the Bank of Japan refused to yield to political pressure and kept monetary policy unchanged. The euro stabilised after constant deterioration in the first half of the year, reflecting stronger economic conditions and higher domestic yields.

Spreads on non-government sectors, particularly mortgages, investment-grade credit, and asset-backs, widened relative to Treasuries. July proved to be especially difficult for the corporate and asset-backed markets as issuers crammed several months worth of issuance into a much shorter period. While there were no fundamental concerns, the uncertainty surrounding Y2K, and the effect of widening swap spreads caused these sectors to underperform.

In the fourth quarter of 1999, financial markets proved relatively stable, with no disruptions in recent trends. Preparations for year-end, particularly sensitive because of Y2K, led to a marked decrease in market activity. Across all major markets, yields ended the period higher, despite a brief rally in mid-November. In the US, economic releases continued to reflect strength in the economy, but inflation continued to be exceptionally benign. The Federal Reserve raised official interest rates by 25 basis points, and third-quarter GDP proved to be robust. By year-end, labor statistics, retail activity and holiday sales all pointed toward another strong quarter for the US economy. Employment cost index continued to fly in the face of logic, as the unemployment rate stayed quite low, while wage pressure remained subdued.

Core European rates continued their upward path, early in the quarter, in response to consistent indications of a stronger growth outlook for Europe. Accelerating money supply growth and expectations for higher prices also put pressure on bond yields. As expected by market participants, the European Central Bank raised key official rates in early November by 50 basis points. The bond market rallied immediately following the announcement. However, yields subsequently retraced much of this move as the fundamental story of strong growth and improving employment reasserted its influence. Long gilts continued to defy other European interest rate trends, responding to both reduced issuance and increased demand from UK pension investors. Japanese bond yields remained in a 30 basis point range, as the improving economic picture and prospects for further fiscal stimulus competed for influence with a firming yen and a commitment by the Bank of Japan to keep short rates effectively at zero. The economic picture continued to show signs of improvement despite weaker than expected third-quarter GDP.

In currencies, the real surprise was the continued decline of the euro. After a brief respite in October, during which the dollar suffered as the US equity market experienced a short-lived decline, the year-long slide in the euro resumed in November. By year-end, the euro was near parity with the dollar and had depreciated particularly severely against the yen, falling nearly 23% since its introduction. The reluctant pace of reforms in key markets such as Germany were

FFTW FUNDS, INC.

  DECEMBER 31, 1999
behind the euro's poor performance. In addition, pressure on Japanese investors to hedge their euro exposure exacerbated its fall versus the yen. The yen also appreciated modestly relative to the dollar.

After widening sharply in the third quarter due to early Y2K fears, yield spreads of non-government sectors, (particularly mortgages, high-yield credits, and emerging markets) narrowed relative to treasuries. Spreads on higher-rated credits narrowed modestly as well. The lack of new supply proved to be beneficial and the positive economic fundamentals reasserted themselves for investors, leading to good performance in these sectors.

FFTW FUNDS, INC.

  PORTFOLIO REVIEWS - U.S. PORTFOLIOS
  DECEMBER 31, 1999

U.S. SHORT-TERM PORTFOLIO
LIMITED DURATION PORTFOLIO

The Portfolios invest in similar type short and intermediate term investments and only differ on a duration basis with the US Short-Term positioned with a shorter duration and Limited Duration positioned with a longer duration.

The Portfolios started off the first quarter with a long relative duration position and an increased allocation to asset-backed securities as spreads tightened. Duration positioning, which was a substantial detractor from performance, was scaled back to neutral at the end of the quarter while the Portfolio's asset-backed holdings contributed to incremental return. In the second quarter, a further increase in allocation to asset-backed securities did not generate any significant gain for the Portfolios. The long Treasuries in the 10-year sector position along with a bias towards a flattening yield curve further detracted from returns.

During the third quarter, a shift to an overweight position in the intermediate portion of the yield curve resulted in a modest contribution to return, while yet another increase in allocation to asset-backed securities continued to detract modestly from return. The Portfolio's asset-backed holdings contributed to relative return during the fourth quarter as allocation to asset-backed securities was reduced slightly. Actively managed duration and yield curve positions, which subtracted from return during the quarter, ended the year neutral to benchmark.

FFTW FUNDS, INC.

  DECEMBER 31, 1999

MORTGAGE-BACKED PORTFOLIO

As a result of better market technicals and higher interest rates, mortgage spreads continued to narrow in the first quarter of 1999 after hitting peak levels for this cycle in the fall of 1998. During most of the first quarter, the Portfolio was overweight in current-coupon pass-throughs and in A- to AAA-rated commercial mortgage and asset-backed securities. The portfolio's cash was invested largely in asset-backed securities and Collateralized Mortgage Obligation floaters. As spreads tightened significantly in both agency and non-agency mortgage products and in floating rate securities, these positions contributed significantly to performance. Furthermore, instead of a combination of structured Principal Only securities and treasuries, the Portfolio held trust Interest Only securities and structured Interest Only securities. Interest Only/Principal Only combination positions also contributed positively to return.

The rapid sell-off in the Treasury market added to underperformance in the mortgage market during the second quarter. The Portfolio continued to hold an overweight position in discount pass-throughs in the second quarter, but , mortgage spreads widened during the quarter, detracting from performance. The Portfolio was able to reduce holdings in commercial mortgage-backed securities prior to the spread widening in May. In response to the rapid 100 basis point sell-off in US interest rates leading to duration extension in mortgage-backed securities, lower coupon mortgages were sold to buy higher coupon mortgages. The attempt to maintain duration targets in the Portfolio had a negative impact on performance. The combination of Interest Only securities and structured Principal Only securities held during the quarter contributed modestly to incremental return.

An August increase in the Fed Funds Target Rate helped to ease some of the uncertainty that had caused spreads to widen in the second quarter. The Portfolio held a slight overweight in agency mortgages and maintained its Collateralized Mortgage-Backed securities position in the third quarter. As mortgage spreads continued to widen, detracting from performance, a moderate position in agency debentures was added to take advantage of widening spreads. The overweight higher coupon pass-throughs position detracted from return as higher coupon pass-throughs underperformed lower coupon pass-throughs. In the fourth quarter, higher interest rates led to lower prepayment rates and slower origination volume. The Portfolio maintained its exposure to non-agency mortgage securities and increased positions in Collateralized Mortgage-Backed securities and interest-only pass-throughs. These positions added to return as spreads in most markets tightened and as the commercial mortgage sector outperformed other sectors of the mortgage market. Furthermore, the significant backup in interest rates led investors to add to prepayment-sensitive securities, leading to outperformance of interest-only pass-throughs.

FFTW FUNDS, INC.

  PERFORMANCE - U.S. PORTFOLIOS
  DECEMBER 31, 1999
U.S. SHORT-TERM PORTFOLIO seeks to attain a high level of total return as may be consistent with the preservation of capital and to maintain liquidity by investing primarily in high-quality fixed income securities with an average U.S. dollar-weighted duration of less than one year. U.S. Short-Term is not a money market fund and its shares are not guaranteed by the U.S. Government.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGES IN VALUE OF A $100,000 INVESTMENT IN U.S. SHORT-TERM
PORTFOLIO AND THE IBC'S MONEY FUND REPORT AVERAGES-TM- - ALL TAXABLE
                                                                            U.S. Short-Term Portfolio
12/6/89                                                                                      $100,000
12/31/89                                                                                     $100,489
3/31/90                                                                                      $102,487
6/30/90                                                                                      $104,518
9/30/90                                                                                      $106,676
12/31/90                                                                                     $109,039
3/31/91                                                                                      $110,885
6/30/91                                                                                      $112,505
9/30/91                                                                                      $114,378
12/31/91                                                                                     $116,012
3/31/92                                                                                      $116,971
6/30/92                                                                                      $118,063
9/30/92                                                                                      $119,214
12/31/92                                                                                     $120,018
3/31/93                                                                                      $120,957
6/30/93                                                                                      $121,741
9/30/93                                                                                      $122,801
12/31/93                                                                                     $123,480
3/31/94                                                                                      $124,367
6/30/94                                                                                      $125,219
9/30/94                                                                                      $126,703
12/31/94                                                                                     $128,185
3/31/95                                                                                      $130,198
6/30/95                                                                                      $131,956
9/30/95                                                                                      $133,709
12/31/95                                                                                     $135,486
3/31/96                                                                                      $137,136
6/30/96                                                                                      $138,765
9/30/96                                                                                      $140,751
12/31/96                                                                                     $142,893
3/31/97                                                                                      $144,649
6/30/97                                                                                      $146,629
9/30/97                                                                                      $148,618
12/31/97                                                                                     $150,167
3/31/98                                                                                      $152,328
6/30/98                                                                                      $154,332
9/30/98                                                                                      $157,143
12/31/98                                                                                     $158,565
3/31/99                                                                                      $160,283
6/30/99                                                                                      $161,341
9/30/99                                                                                      $163,185
12/31/99                                                                                     $165,315
(Past performance is not predictive of future performance.)

COMPARISON OF CHANGES IN VALUE OF A $100,000 INVESTMENT IN U.S. SHORT-TERM
PORTFOLIO AND THE IBC'S MONEY FUND REPORT AVERAGES-TM- - ALL TAXABLE
                                                                            IBC's Money Fund Report Averages -TM- - All Taxable
12/6/89                                                                                                                $100,000
12/31/89                                                                                                               $100,543
3/31/90                                                                                                                $102,462
6/30/90                                                                                                                $104,436
9/30/90                                                                                                                $106,436
12/31/90                                                                                                               $108,415
3/31/91                                                                                                                $110,153
6/30/91                                                                                                                $111,707
9/30/91                                                                                                                $113,220
12/31/91                                                                                                               $114,595
3/31/92                                                                                                                $115,707
6/30/92                                                                                                                $116,726
9/30/92                                                                                                                $117,631
12/31/92                                                                                                               $118,458
3/31/93                                                                                                                $119,259
6/30/93                                                                                                                $120,041
9/30/93                                                                                                                $120,845
12/31/93                                                                                                               $121,661
3/31/94                                                                                                                $122,498
6/30/94                                                                                                                $123,520
9/30/94                                                                                                                $124,753
12/31/94                                                                                                               $126,218
3/31/95                                                                                                                $127,897
6/30/95                                                                                                                $129,663
9/30/95                                                                                                                $131,431
12/31/95                                                                                                               $133,168
3/31/96                                                                                                                $134,799
6/30/96                                                                                                                $136,396
9/30/96                                                                                                                $138,067
12/31/96                                                                                                               $139,757
3/31/97                                                                                                                $141,429
6/30/97                                                                                                                $143,191
9/30/97                                                                                                                $145,014
12/31/97                                                                                                               $146,873
3/31/98                                                                                                                $148,710
6/30/98                                                                                                                $150,574
9/30/98                                                                                                                $152,481
12/31/98                                                                                                               $154,267
3/31/99                                                                                                                $155,942
6/30/99                                                                                                                $157,622
9/30/99                                                                                                                $159,453
12/31/99                                                                                                               $161,431
(Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 1999:

                                               Five             Ten             Since
                             One Year         Years            Years            Inception*
U.S. SHORT-TERM PORTFOLIO      4.26%            5.22%            5.10%            5.12%

IBC's Money Fund Report
  Averages-TM--All Taxable*    4.64%            5.04%            4.85%            4.87%

    * U.S. Short Term Portfolio commenced operations on December 6, 1989. The Portfolio invests in longer term maturities than the benchmark and, therefore, presents greater risks of NAV fluctuation.

FFTW FUNDS, INC.

  DECEMBER 31, 1999

LIMITED DURATION PORTFOLIO seeks to maintain a stable level of total return as may be coinsistent with the preservation of capital by investing primarily in high-quality debt securities with a average U.S. dollar-weighted duration of less than three years and by using interest rate hedging as a stabilizing technique.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGES IN VALUE OF A $100,000 INVESTMENT IN LIMITED DURATION PORTFOLIO
AND THE MERRILL LYNCH 1-2.99 YEAR TREASURY INDEX
                                                                                       Limited Duration Portfolio
7/26/93                                                                                                  $100,000
9/30/93                                                                                                  $100,044
12/31/93                                                                                                 $101,849
3/31/94                                                                                                  $101,367
6/30/94                                                                                                  $101,212
9/30/94                                                                                                  $102,277
12/31/94                                                                                                 $102,146
3/31/95                                                                                                  $105,756
6/30/95                                                                                                  $109,315
9/30/95                                                                                                  $110,737
12/31/95                                                                                                 $113,635
3/31/96                                                                                                  $114,237
6/30/96                                                                                                  $115,440
9/30/96                                                                                                  $117,116
12/31/96                                                                                                 $119,634
3/31/97                                                                                                  $120,654
6/30/97                                                                                                  $123,458
9/30/97                                                                                                  $126,252
12/31/97                                                                                                 $128,170
3/31/98                                                                                                  $129,931
6/30/98                                                                                                  $132,044
9/30/98                                                                                                  $136,012
12/31/98                                                                                                 $136,869
3/31/99                                                                                                  $138,162
6/30/99                                                                                                  $138,231
9/30/99                                                                                                  $139,631
12/31/99                                                                                                 $140,806
(Past performance is not predictive of future performance.)

COMPARISON OF CHANGES IN VALUE OF A $100,000 INVESTMENT IN LIMITED DURATION PORTFOLIO
AND THE MERRILL LYNCH 1-2.99 YEAR TREASURY INDEX
                                                                                       Merrill Lynch 1-2.99 Year Treasury Index
7/26/93                                                                                                                $100,000
9/30/93                                                                                                                $100,023
12/31/93                                                                                                               $101,821
3/31/94                                                                                                                $101,313
6/30/94                                                                                                                $101,397
9/30/94                                                                                                                $102,396
12/31/94                                                                                                               $102,405
3/31/95                                                                                                                $105,840
6/30/95                                                                                                                $109,238
9/30/95                                                                                                                $110,884
12/31/95                                                                                                               $113,668
3/31/96                                                                                                                $114,050
6/30/96                                                                                                                $115,202
9/30/96                                                                                                                $117,101
12/31/96                                                                                                               $119,336
3/31/97                                                                                                                $120,125
6/30/97                                                                                                                $122,772
9/30/97                                                                                                                $125,178
12/31/97                                                                                                               $127,278
3/31/98                                                                                                                $129,148
6/30/98                                                                                                                $131,123
9/30/98                                                                                                                $135,160
12/31/98                                                                                                               $136,184
3/31/99                                                                                                                $136,999
6/30/99                                                                                                                $137,778
9/30/99                                                                                                                $139,515
12/31/99                                                                                                               $140,354
(Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 1999:

                                                            Five            Since
                                          One Year         Years            Inception*
LIMITED DURATION PORTFOLIO                  2.88%            6.64%            5.46%

Merrill Lynch 1-2.99 Year Treasury Index    3.06%            6.50%            5.41%

    * Limited Duration Portfolio commenced operations on July 26, 1993.

FFTW FUNDS, INC.

  DECEMBER 31, 1999

MORTGAGE-BACKED PORTFOLIO seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in mortgage-related securities, maintaining an average U.S. dollar-weighted duration in the range of two to six years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGES IN VALUE OF A $100,000 INVESTMENT IN MORTGAGE-BACKED PORTFOLIO
AND THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX
                                                                                      Mortgage Total Return Portfolio
4/29/96                                                                                                      $100,000
6/30/96                                                                                                      $101,127
9/30/96                                                                                                      $103,620
12/31/96                                                                                                     $106,539
3/31/97                                                                                                      $107,319
6/30/97                                                                                                      $111,580
9/30/97                                                                                                      $114,846
12/31/97                                                                                                     $117,400
3/31/98                                                                                                      $119,395
6/30/98                                                                                                      $121,656
9/30/98                                                                                                      $125,786
12/31/98                                                                                                     $126,115
3/31/99                                                                                                      $127,960
6/30/99                                                                                                      $126,548
9/30/99                                                                                                      $127,268
12/31/99                                                                                                     $127,638
(Past performance is not predictive of future performance.)

COMPARISON OF CHANGES IN VALUE OF A $100,000 INVESTMENT IN MORTGAGE-BACKED PORTFOLIO
AND THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX
                                                                                      Lehman Mortgage-Backed Securities Index
4/29/96                                                                                                              $100,000
6/30/96                                                                                                              $100,742
9/30/96                                                                                                              $102,804
12/31/96                                                                                                             $105,765
3/31/97                                                                                                              $105,894
6/30/97                                                                                                              $109,903
9/30/97                                                                                                              $113,119
12/31/97                                                                                                             $115,796
3/31/98                                                                                                              $117,681
6/30/98                                                                                                              $119,704
9/30/98                                                                                                              $122,879
12/31/98                                                                                                             $123,863
3/31/99                                                                                                              $125,076
6/30/99                                                                                                              $124,510
9/30/99                                                                                                              $125,667
12/31/99                                                                                                             $126,155
(Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 1999:

                                                                        Since
                                                       One Year         Inception*
MORTGAGE-BACKED PORTFOLIO                                1.21%            6.87%

Lehman Mortgage-Backed Securities Index                  1.85%            6.53%

    * Mortgage-Backed Portfolio commenced operations on April 29, 1996.

FFTW FUNDS, INC.

  PORTFOLIO REVIEWS - GLOBAL AND INTERNATIONAL PORTFOLIOS
  DECEMBER 31, 1999

GLOBAL TACTICAL EXPOSURE PORTFOLIO
WORLDWIDE PORTFOLIO
WORLDWIDE-HEDGED PORTFOLIO
INTERNATIONAL PORTFOLIO

All of the global and international Portfolios invest in similar securities, financial futures contracts and forward foreign exchange contracts. The main difference among the Portfolios relates to positions in the US markets and the currency hedging ratio into the US dollar.

For most of the first quarter, the Worldwide Portfolio was overweight US Treasuries and the International Portfolio was modestly overweight the US bloc. The Worldwide Portfolio ended the first quarter underweight the US while the International Portfolio finished the quarter neutral to benchmark. Both Portfolios were overweight European bonds for most of the first quarter and remained underweight Japanese government bonds. While US duration and yield curve positions and underweighting Japan detracted from performance, overweighting European duration added to returns. A portion of the Worldwide and International Portfolios was invested in European asset-backed securities while simultaneously, the Worldwide Portfolio's allocation to US asset-backed securities was gradually increased. These positions contributed positively to incremental return as spreads continued to narrow throughout the quarter. The Global and International Portfolio's overweight the US dollar and euro against the yen was also a positive contributor to return.

Despite establishing neutral duration positions in the US, Europe and Japan blocs at the end of the quarter, the Worldwide and International Portfolio's performance continued to be negatively affected by second quarter duration positions. Currency positions were able to ameliorate the impact of duration positions on the Portfolios. The underweight Japanese yen versus US dollar early in the quarter and overweight Swedish krona and underweight Swiss franc versus euro in June contributed positively to performance in both Portfolios. An overweight Australian dollar versus US dollar did not affect the International Portfolio's performance. An increase in the Worldwide and International Portfolio's holdings in non-US fixed-rate asset-backed securities also had no substantial impact on performance.

The third quarter saw a trend towards shortening duration positions in the US and Europe while the underweight in Japanese duration was maintained in the Global and International Portfolios. US duration did not have an impact on performance while Europe contributed positively and Japan negatively to return in both Worldwide and International Portfolios. The underweight Canadian bonds versus US Treasuries in the Portfolios contributed to return while the overweight Swedish and Danish bonds versus UK Gilts detracted from return. In foreign exchange, the Portfolios favored the euro versus the Swiss franc, which had no significant impact on return. However, the overweighted Australian dollar versus US dollar added to excess return for the third quarter. Maintaining the allocation to European asset-backed securities began to show a positive impact on the Worldwide and International Portfolio returns. The slight increase in US asset-backed securities in the Worldwide Portfolio also contributed positively to return.

As the Worldwide Portfolio's US duration position was cut to neutral by the end of the fourth quarter, US duration added slightly to performance. Both the Worldwide and International Portfolio started the quarter with a short duration position in Europe, but ended the year flat to benchmark as duration exposure in Europe continued to detract from return. The Portfolios' underweight position in Japan had no impact on fourth quarter performance and was also moved to neutral in December. European country selection added to return as the Portfolios' were overweight Swedish, Danish and UK bonds versus German bunds. In currencies, the Swedish krona and British pound sterling were short versus the euro while the Australian and New Zealand dollars were overweight versus the US dollar and the Japanese yen underweight versus the dollar. The short Swedish krona, long New Zealand dollar and short Japanese yen positions all had a negative impact on return. The Worldwide Portfolio's allocation to US asset-backed securities continued to increase as the position continued to contribute slightly to incremental return. However, the European asset-backed securities position in the Worldwide and International Portfolios had no impact on return.

FFTW FUNDS, INC.

  DECEMBER 31, 1999

EMERGING MARKET PORTFOLIO

Despite Brazil's devaluation of the real in mid-January, emerging market spreads ended the first quarter of 1999 about where they began. The initial response to the Brazilian devaluation was a widening of all emerging market spreads, but with higher quality credits continuing their relative out performance. With the improvement in sentiment towards Brazil later in the quarter, however, investors began to favor higher-yielding markets, reversing the recent decoupling process. Latin American positions detracted from performance in the beginning of the quarter but added value in February and March. The capital markets have selectively re-opened to primary issuance, though demand is not so strong as to allow borrowers to come to market without offering significant concessions relative to secondary market trading levels. Russian Eurobond positions also added to performance.

Emerging market spreads tightened by about 200 basis points early in the second quarter, but then widened once again to end the quarter about where they began. Investors went head-over-heels for Asia (again), as talk of the region's imminent "V-shaped recovery" was all the rage. Better prospects for world growth as a whole helped commodities, but only oil was able to stage a significant recovery from the depressed prices of recent months. Oil-rich countries such as Venezuela benefited, while those dependent on agriculture or mining continued to suffer from low prices for their goods on world markets. Underweight positions in Latin America detracted from portfolio returns as Brazil and Venezuela were the region's strongest performers. Russian markets exhibited stellar performance as Russia's debt service capacity improved due to the combination of rising oil prices, progress on debt restructuring, and a more stable political environment. An overweight position in Russian Eurobonds early in the quarter added to performance but an underweight in June took away from performance due to the strong rally in June. Low transaction volumes in the secondary market were indicative of a lack of investor appetite for risk and suggested that spreads were likely to be volatile but remain in a rather wide range, much as they did since January.

Emerging market spreads fluctuated in a wide range during the third quarter but ended unchanged. Better prospects for world growth as a whole and higher prices for oil benefited emerging markets. However low transaction volumes in the secondary market were indicative of a lack of investor appetite for emerging market risk. Y2K concerns also prevented large scale spread tightening. A large overweight position in Latin America, particularly Argentina, had a positive impact on performance.

Emerging market spreads narrowed significantly during the fourth quarter, with the Emerging Market Bond Index spread ending the year about 250 basis points tighter than at the end of September. Improving fundamentals in Asia, Eastern Europe-- particularly Turkey and Latin America all contributed to the positive performance of the asset class. An overweight position in Latin America had a positive impact on portfolio performance while an underweight in Asia hurt performance. Exceptions to the generally positive picture for emerging economies included Poland and Russia, which continued to defy expectations by rallying in the face of the Chechnya crisis.

FFTW FUNDS, INC.

  PERFORMANCE - GLOBAL AND INTERNATIONAL PORTFOLIOS
  DECEMBER 31, 1999
GLOBAL TACTICAL EXPOSURE PORTFOLIO seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in high-quality fixed income securities from bond markets worldwide, denominated in foreign currencies, with an average U.S. dollar-weighted duration of less than eight years and by actively utilizing currency hedging techniques.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGES IN VALUE OF A $100,000       GLOBAL TACTICAL EXPOSURE                JP MORGAN 3-MONTH
INVESTMENT IN GLOBAL TACTICAL EXPOSURE                    PORTFOLIO                        EURODEPOSIT INDEX
PORTFOLIO AND THE JP MORGAN 3-MONTH
EURODEPOSIT INDEX
9/14/95                                                                 $100,000                             $100,000
9/30/95                                                                  $99,563                             $100,220
12/31/95                                                                $103,804                             $101,771
3/31/96                                                                 $103,380                             $103,182
6/30/96                                                                 $104,705                             $104,602
9/30/96                                                                 $105,768                             $106,158
12/31/96                                                                $107,104                             $107,694
3/31/97                                                                 $110,902                             $109,176
6/30/97                                                                 $111,760                             $110,833
9/30/97                                                                 $115,001                             $112,481
12/31/97                                                                $116,502                             $114,154
3/31/98                                                                 $117,284                             $115,794
6/30/98                                                                 $120,161                             $117,447
9/30/98                                                                 $123,413                             $119,241
12/31/98                                                                $126,034                             $120,798
3/31/99                                                                 $126,818                             $122,350
6/30/99                                                                 $128,172                             $123,849
9/30/99                                                                 $129,379                             $125,404
12/31/99                                                                $129,691                             $127,535
(Past performance is not predictive of
future performance.)

      Average Annual Total Return for the periods ended December 31, 1999:

                                                                        Since
                                                       One Year         Inception*
GLOBAL TACTICAL EXPOSURE PORTFOLIO                       2.90%            6.24%

JP Morgan 3-Month Eurodeposit Index                      5.58%            5.82%

    * The Portfolio redeemed all of its assets on December 30, 1994, and began selling shares again on September 14, 1995. The total return (on an annualized basis) from its original inception of March 25, 1993 through December 30, 1994, was 5.39%, versus the JP Morgan 3-Month Eurodeposit Index, which had an annualized return of 4.05% for the same period. The return stated is for the period commencing
      September 14, 1995.

FFTW FUNDS, INC.

  DECEMBER 31, 1999

WORLDWIDE PORTFOLIO seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in high-quality fixed income securities from bond markets worldwide, denominated in both U.S. dollars and foreign currencies, with an average U.S. dollar-weighted duration of less than eight years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGES IN VALUE OF A $100,000 INVESTMENT IN WORLDWIDE PORTFOLIO  WORLDWIDE PORTFOLIO
AND THE JP MORGAN GLOBAL GOVERNMENT BOND INDEX (UNHEDGED)
4/15/92                                                                                    $100,000
6/30/92                                                                                    $102,026
9/30/92                                                                                    $106,602
12/31/92                                                                                   $109,591
3/31/93                                                                                    $115,481
6/30/93                                                                                    $120,381
9/30/93                                                                                    $125,952
12/31/93                                                                                   $126,973
3/31/94                                                                                    $122,213
6/30/94                                                                                    $121,395
9/30/94                                                                                    $123,844
12/31/94                                                                                   $124,118
3/31/95                                                                                    $128,481
6/30/95                                                                                    $133,714
9/30/95                                                                                    $133,825
12/31/95                                                                                   $139,734
3/31/96                                                                                    $137,514
6/30/96                                                                                    $138,612
9/30/96                                                                                    $142,646
12/31/96                                                                                   $147,791
3/31/97                                                                                    $143,256
6/30/97                                                                                    $147,089
9/30/97                                                                                    $150,822
12/31/97                                                                                   $152,126
3/31/98                                                                                    $152,918
6/30/98                                                                                    $157,131
9/30/98                                                                                    $171,043
12/31/98                                                                                   $175,825
3/31/99                                                                                    $169,272
6/30/99                                                                                    $163,327
9/30/99                                                                                    $168,326
12/31/99                                                                                   $166,370
(Past performance is not predictive of future performance.)

COMPARISON OF CHANGES IN VALUE OF A $100,000 INVESTMENT IN WORLDWIDE PORTFOLIO  JP MORGAN GLOBAL GOVERNMENT BOND INDEX (UNHEDGED)
AND THE JP MORGAN GLOBAL GOVERNMENT BOND INDEX (UNHEDGED)
4/15/92                                                                                                                   $100,000
6/30/92                                                                                                                   $105,500
9/30/92                                                                                                                   $110,578
12/31/92                                                                                                                  $106,901
3/31/93                                                                                                                   $112,170
6/30/93                                                                                                                   $115,023
9/30/93                                                                                                                   $119,730
12/31/93                                                                                                                  $120,009
3/31/94                                                                                                                   $119,253
6/30/94                                                                                                                   $119,575
9/30/94                                                                                                                   $120,975
12/31/94                                                                                                                  $121,521
3/31/95                                                                                                                   $133,648
6/30/95                                                                                                                   $140,426
9/30/95                                                                                                                   $140,250
12/31/95                                                                                                                  $144,987
3/31/96                                                                                                                   $142,447
6/30/96                                                                                                                   $143,298
9/30/96                                                                                                                   $147,354
12/31/96                                                                                                                  $151,353
3/31/97                                                                                                                   $145,437
6/30/97                                                                                                                   $149,723
9/30/97                                                                                                                   $152,298
12/31/97                                                                                                                  $153,497
3/31/98                                                                                                                   $155,002
6/30/98                                                                                                                   $158,509
9/30/98                                                                                                                   $171,849
12/31/98                                                                                                                  $176,979
3/31/99                                                                                                                   $170,089
6/30/99                                                                                                                   $164,256
9/30/99                                                                                                                   $170,729
12/31/99                                                                                                                  $168,006
(Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 1999:

                                                            Five            Since
                                          One Year         Years            Inception*
WORLDWIDE PORTFOLIO                        (5.38%)           6.03%            6.82%

JP Morgan Global Government Bond Index
  (Unhedged)                               (5.07%)           6.69%            6.96%

    * Worldwide Portfolio commenced operations on April 15, 1992.

FFTW FUNDS, INC.

  DECEMBER 31, 1999

WORLDWIDE-HEDGED PORTFOLIO seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in high-quality fixed income securities from bond markets worldwide, denominated in both U.S. dollars and foreign currencies, with an average U.S. dollar-weighted duration of less than eight years and by actively utilizing currency hedging techniques.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGES IN VALUE OF A $100,000 INVESTMENT IN WORLDWIDE-HEDGED  WORLDWIDE-HEDGED PORTFOLIO
PORTFOLIO AND A CUSTOMIZED WORLDWIDE-HEDGED BENCHMARK
5/19/92                                                                                        $100,000
6/30/92                                                                                        $101,052
9/30/92                                                                                        $105,737
12/31/92                                                                                       $105,847
3/31/93                                                                                        $111,055
6/30/93                                                                                        $113,788
9/30/93                                                                                        $118,782
12/31/93                                                                                       $119,489
3/31/94                                                                                        $114,731
6/30/94                                                                                        $116,049
9/30/94                                                                                        $128,188
12/31/94                                                                                       $128,853
3/31/95                                                                                        $130,905
6/30/95                                                                                        $132,853
9/30/95                                                                                        $135,368
12/31/95                                                                                       $143,017
3/31/96                                                                                        $142,899
6/30/96                                                                                        $145,794
9/30/96                                                                                        $150,829
12/31/96                                                                                       $157,367
3/31/97                                                                                        $159,115
6/30/97                                                                                        $164,219
9/30/97                                                                                        $172,119
12/31/97                                                                                       $177,188
3/31/98                                                                                        $180,367
6/30/98                                                                                        $185,556
9/30/98                                                                                        $196,055
12/31/98                                                                                       $197,614
3/31/99                                                                                        $197,853
6/30/99                                                                                        $196,121
9/30/99                                                                                        $196,163
12/31/99                                                                                       $197,231
(Past performance is not predictive of future performance.)

COMPARISON OF CHANGES IN VALUE OF A $100,000 INVESTMENT IN WORLDWIDE-HEDGED  CUSTOMIZED WORLDWIDE-HEDGED BENCHMARK
PORTFOLIO AND A CUSTOMIZED WORLDWIDE-HEDGED BENCHMARK
5/19/92                                                                                                    $100,000
6/30/92                                                                                                    $100,579
9/30/92                                                                                                    $103,665
12/31/92                                                                                                   $105,147
3/31/93                                                                                                    $108,938
6/30/93                                                                                                    $111,839
9/30/93                                                                                                    $115,551
12/31/93                                                                                                   $117,942
3/31/94                                                                                                    $114,201
6/30/94                                                                                                    $111,921
9/30/94                                                                                                    $113,907
12/31/94                                                                                                   $115,245
3/31/95                                                                                                    $116,778
6/30/95                                                                                                    $118,391
9/30/95                                                                                                    $121,868
12/31/95                                                                                                   $127,094
3/31/96                                                                                                    $126,807
6/30/96                                                                                                    $129,180
9/30/96                                                                                                    $133,430
12/31/96                                                                                                   $138,082
3/31/97                                                                                                    $138,903
6/30/97                                                                                                    $143,563
9/30/97                                                                                                    $148,636
12/31/97                                                                                                   $153,093
3/31/98                                                                                                    $156,917
6/30/98                                                                                                    $160,806
9/30/98                                                                                                    $169,746
12/31/98                                                                                                   $170,576
3/31/99                                                                                                    $171,554
6/30/99                                                                                                    $170,183
9/30/99                                                                                                    $170,880
12/31/99                                                                                                   $171,821
(Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 1999:

                                                            Five            Since
                                          One Year         Years            Inception*
WORLDWIDE-HEDGED PORTFOLIO                 (0.19%)           8.88%            9.32%

Customized Worldwide-Hedged Benchmark*      0.73%            8.31%            7.36%

    * For the period from May 19, 1992 (commencement of operations of the Portfolio) through July 31, 1994--JP Morgan Global Government Bond Index (Hedged); August 1, 1994 through June 30, 1995--IBC's Money Fund Report Averages-TM--All Taxable; July 1, 1995 to present--JP Morgan Global Government Bond Index (Hedged). For the period between
      August 1, 1994 and June 30, 1995, the Worldwide-Hedged Portfolio was invested in cash or short-term instruments due to its small size. Consequently, the Portfolio's performance is compared to this Customized Worldwide-Hedged Benchmark.

FFTW FUNDS, INC.

  DECEMBER 31, 1999

INTERNATIONAL PORTFOLIO seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in high-quality fixed income securities from bond markets worldwide, denominated in foreign currencies, with an average U.S. dollar-weighted duration of less than eight years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGES IN VALUE OF A $100,000 INVESTMENT IN INTERNATIONAL PORTFOLIO AND  INTERNATIONAL
THE JP MORGAN GLOBAL GOVERNMENT BOND INDEX (NON-U.S. UNHEDGED)
                                                                                            Portfolio
5/9/96                                                                                       $100,000
6/30/96                                                                                       $99,843
9/30/96                                                                                      $103,127
12/31/96                                                                                     $106,662
3/31/97                                                                                      $101,061
6/30/97                                                                                      $103,467
9/30/97                                                                                      $106,224
12/31/97                                                                                     $106,209
3/31/98                                                                                      $106,220
6/30/98                                                                                      $108,780
9/30/98                                                                                      $120,119
12/31/98                                                                                     $125,700
3/31/99                                                                                      $119,062
6/30/99                                                                                      $114,995
9/30/99                                                                                      $119,264
12/31/99                                                                                     $117,730
(Past performance is not predictive of future performance.)

COMPARISON OF CHANGES IN VALUE OF A $100,000 INVESTMENT IN INTERNATIONAL PORTFOLIO AND   JP MORGAN GLOBAL GOVERNMENT
THE JP MORGAN GLOBAL GOVERNMENT BOND INDEX (NON-U.S. UNHEDGED)
                                                                                        Bond Index (Non-U.S. Unhedged)
5/9/96                                                                                                        $100,000
6/30/96                                                                                                        $99,940
9/30/96                                                                                                       $104,213
12/31/96                                                                                                      $107,023
3/31/97                                                                                                       $100,806
6/30/97                                                                                                       $103,389
9/30/97                                                                                                       $103,971
12/31/97                                                                                                      $102,991
3/31/98                                                                                                       $103,675
6/30/98                                                                                                       $105,743
9/30/98                                                                                                       $116,276
12/31/98                                                                                                      $121,833
3/31/99                                                                                                       $115,798
6/30/99                                                                                                       $110,461
9/30/99                                                                                                       $116,589
12/31/99                                                                                                      $114,299
(Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 1999:

                                                                        Since
                                                       One Year         Inception*
INTERNATIONAL PORTFOLIO                                 (6.34%)           4.58%

JP Morgan Global Government Bond Index (Non-U.S.
  Unhedged)                                             (6.18%)           3.73%

    * International Portfolio commenced operations on May 9, 1996.

FFTW FUNDS, INC.

  DECEMBER 31, 1999

EMERGING MARKETS PORTFOLIO seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in fixed income securities from bond markets in emerging markets countries, denominated in local currencies or currencies of OECD countries, with an average U.S. dollar-weighted duration of less than eight years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $100,000 INVESTMENT IN EMERGING MARKETS  EMERGING MARKETS      CUSTOMIZED
PORTFOLIO AND A CUSTOMIZED EMERGING MARKETS BENCHMARK**                        PORTFOLIO           EMERGING
                                                                                              MARKETS BENCHMARK**
8/12/97                                                                             $100,000             $100,000
9/30/97                                                                             $100,412              $99,869
12/31/97                                                                             $98,805              $94,544
3/31/98                                                                             $102,886              $98,605
6/30/98                                                                              $97,534              $95,231
9/30/98                                                                              $74,642              $89,585
12/31/98                                                                             $88,429              $99,383
3/31/99                                                                              $88,734             $102,171
6/30/99                                                                              $90,699             $108,077
9/30/99                                                                              $92,680             $108,597
12/31/99                                                                             $98,797             $117,161
(Past performance is not predictive of future performance.)

      Average Annual Total Return for the period ended December 31, 1999:

                                                                        Since
                                                       One Year         Inception*
EMERGING MARKETS PORTFOLIO                               11.73%          (0.51%)

Customized Emerging Markets Benchmark**                  17.89%           6.86%

     * Emerging Markets Portfolio commenced operations on August 12, 1997. ** 60% of the JP Morgan Emerging Local Markets Index Plus and 40% of the
       JP Morgan Emerging Markets Bond Index Plus.

FFTW FUNDS, INC.

  MARKET OUTLOOK
  DECEMBER 31, 1999

The economic outlook in the US continues to show strong growth and little sign of inflation. The Federal Reserve will remain vigilant and is expected to raise official rates in February. As a result, bond yields are expected to rise and the curve to flatten. This process, however, may be well advanced at this point. Even with the recent narrowing in spreads, the fundamental outlook for non-treasury securities continues to be positive.

In Europe, the outlook is also for a strengthening economy. The European Central Bank, already having tightened monetary policy, will likely move again to raise official rates early in the new year. Therefore, rising rates and a flattening yield curve are also expected for Europe. The outlook for Japan, however, continues to be uncertain. The Japanese economy seems to be recovering, but the central bank is not likely to act to raise short rates. As a consequence, bond yields are expected to remain in a narrow range.

In summary, we believe that:

-  Short term interest rates will rise in Europe and the United States.

- Bond yields, except for yields in the long bond, will rise modestly in Europe, and in the United States.

-  However, bond yields will peak in the first half of 2000.

-  And global bond returns will somewhat exceed cash returns.

- On a longer run perspective the current level of nominal bond yields represents an attractive investment opportunity, and any further short-term rises in yields should be exploited.

The dominant secular theme remains the compression of and reduction of global inflation, ensuring that the bond premium embodied in the positive yield curve will translate into bond returns above cash returns.

FFTW FUNDS, INC.

  U.S. SHORT-TERM PORTFOLIO - SCHEDULE OF INVESTMENTS
  DECEMBER 31, 1999

                                COUPON                 FACE
                                 RATE    MATURITY     AMOUNT        VALUE
-----------------------------------------------------------------------------

ASSET- AND MORTGAGE-BACKED SECURITIES (NON-AGENCY) - 46.7%
Advanta Mortgage Loan Trust,
 Ser. 1999-2, Class A1 (FRN)    6.581%  05/25/2029  $ 7,323,590  $  7,318,390
AFC Home Equity Loan Trust,
 Ser. 1999-2, Class 2A (FRN)    6.731%  06/24/2029    1,836,955     1,843,642
Amresco Residential Securities
 Mortgage Loan Trust, Ser.
 1998-2, Class A8 (FRN)         6.636%  05/25/2028    4,504,035     4,498,180
Banc One Home Equity Trust,
 Ser. 1999-1, Class A1          6.060%  01/25/2012    8,077,290     7,998,941
BankBoston Home Equity Loan
 Trust, Ser. 1998-2, Class A1   6.280%  11/25/2010    4,165,540     4,143,587
Barnett Auto Trust, Ser.
 1997-A, Class A3               6.030%  11/15/2001    5,411,824     5,412,311
Beneficial Mortgage Corp.,
 Ser. 1995-1, Class A1 (FRN)    6.710%  03/28/2025      842,180       842,180
Block Mortgage Finance, Inc.,
 Ser. 1997-2, Class A6 (FRN)    6.691%  05/25/2027    1,001,678     1,000,526
Capital Auto Receivables Asset
 Trust, Ser. 1999-2, Class A2   6.060%  06/15/2002   15,000,000    14,957,227
Case Equipment Loan Trust,
 Ser. 1998-C, Class A2          5.490%  08/15/2002    4,797,990     4,786,858
Caterpillar Financial Asset
 Trust, Ser. 1998-A, Class A2   5.750%  09/25/2001    3,078,880     3,075,431
Chase Manhattan Auto Owner
 Trust, Ser. 1996-C, Class A3   5.950%  11/15/2000       12,549        12,548
Chase Manhattan RV Owner
 Trust, Ser. 1997-A, Class A5   6.050%  11/15/2004      660,688       660,688
CIT Marine Trust, Ser. 1999-A,
 Class A2                       5.800%  04/15/2010    4,500,000     4,336,425
Contimortgage Home Equity Loan
 Trust, Ser. 1996-1,
 Class A8 (FRN)                 6.803%  03/15/2027      508,748       508,224
Contimortgage Home Equity Loan
 Trust, Ser. 1999-3, Class A1   6.420%  04/25/2014    8,053,082     8,006,777
Copelco Capital Funding Corp.,
 Ser. 1998-A, Class A3          5.780%  08/15/2001    7,000,000     6,978,020
Countrywide Home Equity, Ser.
 1999-A, Class CTFS (FRN)       6.783%  04/15/2025   13,737,924    13,778,314
EQCC Home Equity Loan Trust,
 Ser. 1998-2, Class A1F         6.235%  04/15/2008    2,139,335     2,133,259
GMAC Home Equity Loan Trust,
 Ser. 1998-1, Class A (FRN) -
 144A(a)                        6.633%  03/15/2024    6,582,644     6,549,731
Gracechurch Card Funding Plc,
 Ser. 1, Class A (FRN)          6.340%  11/15/2004   11,000,000    11,000,000
Green Tree Home Improvement
 Loan Trust, Ser. 1998-D,
 Class HEA1                     5.980%  08/15/2029    1,864,608     1,863,321
HFC Revolving Home Equity Loan
 Trust, Ser. 1994-2,
 Class A1 (FRN)                 6.691%  09/20/2014    3,526,403     3,505,844
HFC Revolving Home Equity Loan
 Trust, Ser. 1996-1,
 Class A (FRN)                  6.661%  07/20/2017    5,562,951     5,553,160
Leaf Master Trust I, Ser.
 1999-1, Class A1 (FRN) -
 144A(a)                        6.421%  11/15/2004    9,000,000     9,000,000
MBNA Master Credit Card Trust,
 Ser. 1994-C, Class B (FRN)     6.888%  03/15/2004   10,000,000    10,005,200
MBNA Master Credit Card Trust,
 Ser. 1996-D, Class B (FRN)     6.753%  09/15/2003   10,000,000    10,003,300
Merrill Lynch Mortgage
 Investors, Inc., Ser.
 1998-FF1,
 Class A (FRN)                  6.611%  01/20/2028    4,628,399     4,624,002
Metris Master Trust, Ser.
 1998-1A, Class B (FRN) -
 144A(a)                        6.043%  08/20/2005    5,000,000     4,969,141
Newcourt Equipment Trust
 Securities, Ser. 1998-1,
 Class A2                       5.170%  09/20/2000      418,486       418,290
Norwest Auto Trust, Ser.
 1996-A, Class CTFS             6.300%  05/15/2003   16,000,000    15,918,240
Norwest Integrated Structured
 Assets, Inc., Ser. 1999-2,
 Class 1A1 (FRN)                5.990%  09/25/2029   16,098,813    15,978,072
Premier Auto Trust, Ser.
 1996-3, Class CTFS             6.950%  11/06/2001    5,000,000     5,007,850
Premier Auto Trust, Ser.
 1998-4, Class A2               5.560%  04/08/2001    4,115,315     4,111,323

FFTW FUNDS, INC.

  DECEMBER 31, 1999

                                COUPON                 FACE
                                 RATE    MATURITY     AMOUNT        VALUE
-----------------------------------------------------------------------------

ASSET- AND MORTGAGE-BACKED SECURITIES (NON-AGENCY) (CONTINUED)
Providian Home Equity Loan
 Trust, Ser. 1999-1, Class A
 (FRN)                          6.771%  06/25/2025  $13,216,166  $ 13,230,175
Rental Car Finance Corp., Ser.
 1997-1, Class A1 - 144A(a)     6.250%  06/25/2003   11,650,000    11,547,152
Residential Accredit Loans,
 Inc., Ser. 1998-QS2, Class A4
 (FRN)                          6.190%  02/25/2028    4,800,979     4,807,893
Residential Asset
 Securitization Trust, Ser.
 1997-A4,
 Class A9 (FRN)                 6.900%  06/25/2027      502,827       502,726
Residential Asset
 Securitization Trust, Ser.
 1998-A5, Class A2              6.750%  06/25/2028    6,547,299     6,469,059
Santa Barbara Funding II, Ser.
 A, Class 1 (FRN)               6.838%  03/20/2018      162,678       164,679
Saxon Asset Securities Trust,
 Ser. 1998-2, Class AV2         6.200%  04/25/2017   10,237,525    10,127,984
Structured Asset Securities
 Corp., Ser. 1998-C2A,
 Class A (FRN) - 144A(a)        6.651%  12/25/2000    4,254,456     4,249,819
Toyota Auto Lease Trust, Ser.
 1998-B, Class A1               5.350%  07/25/2002   13,375,000    13,354,938
Toyota Auto Lease Trust, Ser.
 1998-C, Class A2 (FRN)         6.451%  02/25/2003   14,000,000    14,018,760
World Omni Automobile Lease,
 Ser. 1996-B, Class A3          6.250%  11/15/2002    5,327,462     5,329,859
World Omni Automobile Lease,
 Ser. 1998-A, Class A4 (FRN)    7.013%  12/15/2004   19,000,000    19,118,750
                                                                 ------------
   Total (Cost - $304,980,746)                                    303,720,796
                                                                 ------------

BANK OBLIGATIONS - 17.4%
ABN/AMRO Bank NV, Yankee CD     5.100%  02/22/2000   20,000,000    19,961,875
Bank of Montreal, Yankee CD     6.300%  01/14/2000   20,000,000    20,000,000
Investors Bank & Trust Company
 Cash Sweep                     5.000%  01/03/2000   26,256,000    26,256,000
State Street Bank & Trust Co.
 Time Deposit                   4.500%  01/03/2000   22,000,000    22,000,000
Svenska Handelsbanken, Yankee
 CD                             6.060%  01/14/2000   25,000,000    24,999,821
                                                                 ------------
   Total (Cost - $113,217,696)                                    113,217,696
                                                                 ------------

COMMERCIAL PAPER - 25.9%*
Banque Internationale a
 Luxembourg North America Inc.  5.934%  02/01/2000   18,000,000    17,908,550
BMW US Capital Corp.            6.090%  03/20/2000   22,000,000    21,710,334
Four Winds Funding Corp. - Sec
 4(2)(a)                        6.787%  01/18/2000   25,000,000    24,920,312
Glencore Asset Funding, Ser.
 SGEN - Sec. 4(2)(a)            5.729%  01/31/2000   30,000,000    29,857,500
Minnesota Mining and
 Manufacturing Co.              6.090%  03/20/2000   20,000,000    19,736,666
Moriarty Ltd. - Sec. 4(2)(a)    6.243%  03/16/2000   25,000,000    24,679,687
San Paolo IMI U.S. Financial
 Co.                            5.933%  02/01/2000   30,000,000    29,847,583
                                                                 ------------
   Total (Cost - $168,660,632)                                    168,660,632
                                                                 ------------

FFTW FUNDS, INC.

  DECEMBER 31, 1999

                                COUPON                 FACE
                                 RATE    MATURITY     AMOUNT        VALUE
-----------------------------------------------------------------------------
CORPORATE OBLIGATIONS - 4.1%
CIT Group Holdings, Inc.        5.000%  10/06/2000  $15,000,000  $ 14,814,435
Salomon Smith Barney Holdings
 (FRN) (MTN)                    7.482%  02/14/2000   12,000,000    12,016,320
                                                                 ------------
   Total (Cost - $27,014,030)                                      26,830,755
                                                                 ------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS - 5.2%
FHLMC, Ser. 1587, Class EZ      5.750%  05/15/2007    2,469,707     2,458,890
FHLMC, Ser. 1727, Class E       6.500%  04/15/2018   10,925,703    10,909,096
FHLMC, Ser. T-19, Class A
 (FRN)                          5.759%  02/25/2029    4,347,425     4,347,425
FNMA, Ser. 1993-54, Class FK
 (FRN)                          7.100%  04/25/2021    1,749,044     1,760,711
FNMA, Ser. 1993-82, Class C     6.000%  07/25/2015    3,339,494     3,325,502
FNMA, Ser. 1993-163, Class BK   6.150%  11/25/2017    1,922,000     1,913,985
FNMA, Ser. 1993-196, Class E    5.500%  02/25/2007    3,829,746     3,802,593
GNMA, Ser. 1996-19, Class C     7.500%  03/20/2022    4,911,086     4,924,405
                                                                 ------------
   Total (Cost - $33,608,579)                                      33,442,607
                                                                 ------------

U.S. TREASURY OBLIGATION - 0.3%
U.S. Treasury Bill*@
 (Cost - $1,963,902)            5.240%  05/04/2000    2,000,000     1,963,874
                                                                 ------------
TOTAL INVESTMENTS - 99.6%
(COST - $649,445,585)                                             647,836,360
                                                                 ------------
OTHER ASSETS, NET OF
LIABILITIES - 0.4%                                                  2,610,580
                                                                 ------------
NET ASSETS - 100.0%                                              $650,446,940
                                                                 ============

Summary of Abbreviations
------------------------
-----------------------------------------------------------------------------
FHLMC      Federal Home Loan Mortgage Corp.
FNMA       Federal National Mortgage Association
FRN        Floating Rate Note
GNMA       Government National Mortgage Association
MTN        Medium-Term Note
Yankee CD  U.S. dollar denominated certificates of deposit issued by
           non-U.S. banks in the U.S.

*    Interest rate shown represents yield to maturity at date of purchase.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.
(a) Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999 these securities were valued at $115,773,342 or 17.8% of net assets.

See Notes to Financial Statements.

FFTW FUNDS, INC.

  LIMITED DURATION PORTFOLIO - SCHEDULE OF INVESTMENTS
  DECEMBER 31, 1999

                                COUPON                 FACE
                                 RATE    MATURITY     AMOUNT       VALUE
----------------------------------------------------------------------------

LONG-TERM INVESTMENTS - 105.5%

ASSET- AND MORTGAGE-BACKED SECURITIES (NON-AGENCY) - 55.8%
Aames Mortgage Trust, Ser.
 1998-B, Class A1A (FRN)        6.628%  06/15/2028  $  531,417  $    528,143
Advanta Mortgage Loan Trust,
 Ser. 1998-2, Class A13         6.360%  01/25/2025   3,000,000     2,884,890
Allied Capital Commercial
 Mortgage Trust, Ser. 1998-1,
 Class A - 144A(a)              6.310%  09/25/2003     557,946       548,377
BankBoston Commercial Loan
 Master LLC, Ser. 1998-1A,
 Class B1 (FRN) - 144A(a)       6.921%  02/16/2006   2,800,000     2,801,750
Case Equipment Loan Trust,
 Ser. 1998-A, Class A4          5.830%  02/15/2005   4,000,000     3,943,400
CIT Marine Trust, Ser. 1999-A,
 Class A2                       5.800%  04/15/2010   1,250,000     1,204,562
CIT RV Trust, Ser. 1997-A,
 Class A4                       6.200%  10/16/2006     373,797       373,715
Contimortgage Home Equity Loan
 Trust, Ser. 1998-3, Class A10  5.840%  05/15/2016   4,000,000     3,929,120
Copelco Capital Funding Corp.,
 Ser. 1998-A, Class A3          5.780%  08/15/2001   2,000,000     1,993,720
EQCC Home Equity Loan Trust,
 Ser. 1999-1, Class A2F         5.765%  06/20/2015   5,000,000     4,898,600
First USA Credit Card Master
 Trust, Ser. 1994-6, Class B
 (FRN)                          7.018%  10/15/2003   3,000,000     3,007,920
GMAC Home Equity Loan Trust,
 Ser. 1998-1, Class A (FRN) -
 144A(a)                        6.633%  03/15/2024   1,316,529     1,309,946
Green Tree Home Equity Loan
 Trust, Ser. 1998-A, Class A2   6.040%  06/15/2029   1,310,629     1,306,933
Green Tree Home Equity Loan
 Trust, Ser. 1999-A, Class B1   8.970%  11/15/2027   1,750,000     1,726,532
Leaf Master Trust I, Ser.
 1999-1, Class C1 (FRN) -
 144A(a)                        7.671%  02/15/2007   1,750,000     1,745,078
MBNA Master Credit Card Trust,
 Ser. 1996-D, Class B (FRN)     6.753%  09/15/2003   3,000,000     3,000,990
Metris Master Trust, Ser.
 1998-1A, Class C (FRN) -
 144A(a)                        6.443%  08/20/2005   2,250,000     2,202,539
Norwest Asset Securities
 Corporation, Ser. 1999-16,
 Class A1                       6.000%  06/25/2029   4,000,000     3,927,360
Providian Master Trust, Ser.
 1999-2, Class A                6.600%  04/15/2007   3,000,000     2,976,510
Rental Car Finance Corp., Ser.
 1997-1, Class A1 - 144A(a)     6.250%  06/25/2003   1,500,000     1,486,758
Saxon Asset Securities Trust,
 Ser. 1998-1, Class MF1         7.050%  12/25/2027   2,000,000     1,945,060
Sears Credit Account Master
 Trust, Ser. 1999-2, Class A    6.350%  02/16/2007   3,000,000     2,964,840
SMS Student Loan Trust, Ser.
 1999-A, Class A1 (FRN)         6.304%  07/28/2006   1,000,000     1,001,080
Toyota Auto Lease Trust, Ser.
 1998-B, Class A1               5.450%  03/25/2003   3,000,000     2,958,900
Vendee Mortgage Trust, Ser.
 1998-1, Class 2A               7.000%  11/15/2014   1,152,244     1,152,924
                                                                ------------
   Total (Cost - $56,439,376)                                     55,819,647
                                                                ------------

CORPORATE OBLIGATION - 1.0%
Chase Manhattan Corp. (MTN)
 (Cost - $1,001,935)            6.450%  03/29/2001   1,000,000       994,298
                                                                ------------

U.S. GOVERNMENT AGENCY AND TREASURY OBLIGATIONS - 16.9%
FHLB, Ser. 136                  5.875%  09/17/2001   5,000,000     4,944,850
U.S. Treasury Note              5.875%  10/31/2001   7,700,000     7,649,473
U.S. Treasury Note              6.000%  08/15/2004   4,400,000     4,331,250
                                                                ------------
   Total (Cost - $17,007,475)                                     16,925,573
                                                                ------------

FFTW FUNDS, INC.

  DECEMBER 31, 1999

                                COUPON                 FACE
                                 RATE    MATURITY     AMOUNT       VALUE
----------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS - 31.8%
FHLMC Pool #B00462              9.500%  03/01/2002  $  791,422  $    802,471
FHLMC Pool #292264              6.500%  12/01/2002     122,929       116,271
FHLMC Ser. 1869, Class TF
 (FRN)                          7.100%  07/15/2023     569,374       570,120
FHLMC Ser. 1873, Class C        7.000%  06/15/2008     661,939       662,879
FHLMC Ser. 2034, Class PC       6.000%  11/15/2018   5,300,000     5,199,830
FNMA Ser. 1992-177, Class CB    7.500%  02/25/2021   5,207,000     5,232,827
FNMA Ser. 1993-35, Class G      6.500%  07/25/2006   4,000,000     3,972,760
FNMA Ser. 1994-13, Class PE     5.800%  12/25/2006   2,928,974     2,910,960
FNMA Ser. 1994-79, Class B      7.000%  12/25/2019   2,000,000     1,992,800
FNMA Ser. 1996-70, Class PD     6.250%  07/25/2018   6,000,000     5,917,800
FNMA Ser. 1997-39, Class PB     7.250%  01/20/2019   3,000,000     3,001,620
GNMA Ser. 1998, Class F (FRN)   6.961%  07/16/2028   1,513,349     1,493,648
                                                                ------------
   Total (Cost - $32,078,619)                                     31,873,986
                                                                ------------
   TOTAL LONG-TERM INVESTMENTS
    (COST - $106,527,405)                                        105,613,504
                                                                ------------

SHORT-TERM INVESTMENTS - 0.8%
Investors Bank & Trust Company
 Cash Sweep                     5.000%  01/03/2000     440,000       440,000
U.S. Treasury Bill*             5.230%  05/04/2000     400,000       392,775
                                                                ------------
   Total (Cost - $832,794)                                           832,775
                                                                ------------
TOTAL INVESTMENTS - 106.3%
(COST - $107,360,199)                                            106,446,279
                                                                ------------
LIABILITIES, NET OF OTHER
ASSETS - (6.3%)                                                   (6,341,282)
                                                                ------------
NET ASSETS - 100.0%                                             $100,104,997
                                                                ============

Summary of Abbreviations
------------------------
FHLB   Federal Home Loan Bank
FHLMC  Federal Home Loan Mortgage Corp.
FNMA   Federal National Mortgage Association
FRN    Floating Rate Note
GNMA   Government National Mortgage Association
MTN    Medium-Term Note

*    Interest rate shown represents yield to maturity at date of purchase.
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities were valued at $10,094,448 or 10.1% of net assets.

See Notes to Financial Statements.

FFTW FUNDS, INC.

  MORTGAGE-BACKED PORTFOLIO - SCHEDULE OF INVESTMENTS
  DECEMBER 31, 1999

                                    COUPON                       FACE
                                     RATE         MATURITY      AMOUNT         VALUE
-----------------------------------------------------------------------------------------

LONG-TERM INVESTMENTS - 166.8%

ASSET-BACKED SECURITIES - 23.5%
Advanta Mortgage Loan Trust,
 Ser. 1997-1,
 Class B1A (FRN)                    7.450%       05/25/2027  $ 5,000,000   $    4,876,172
American Residential Eagle
 Certificate Trust,
 Ser. 1998-1,
 Class M1 (FRN)                     5.909%       05/25/2028    6,000,000        5,966,250
Chase Credit Card Master
 Trust, Ser. 1997-2, Class A        6.300%       04/15/2003    8,565,000        8,557,291
CIT Group Home Equity Loan
 Trust, Ser. 1998-1,
 Class M1                           6.440%       11/15/2027    4,000,000        3,787,120
EQCC Home Equity Loan Trust,
 Ser. 1997-3, Class A7              6.930%       02/15/2029   10,700,000       10,192,285
Ford Credit Auto Owner Trust,
 Ser. 1998-C, Class C               6.300%       04/15/2003    5,500,000        5,346,715
MBNA Master Credit Card Trust,
 Ser. 1999-A, Class C               6.650%       07/17/2006    5,000,000        4,810,937
Saxon Asset Securities Trust,
 Series 1998-1, Class MF1           7.050%       12/25/2027    3,696,000        3,594,471
Saxon Asset Securities Trust,
 Series 1998-2, Class MF1           6.690%       11/01/2005    6,691,000        6,224,198
Tribeca Mortgage Fund I,
 Ser. 1999-1, Class A1 (FRN)        6.604%       02/18/2004   10,000,000        9,993,750
Westpac Securitisation Trust,
 Ser. 1998-1G,
 Class A (FRN)                      6.333%       07/19/2029    6,727,714        6,672,042
                                                                           --------------
   Total (Cost - $71,854,479)                                                  70,021,231
                                                                           --------------

COLLATERALIZED MORTGAGE OBLIGATIONS (AGENCY) (CMOS) - 12.8%
FHLMC, Ser. 42, Class C             9.000%       06/15/2020    4,852,147        4,991,384
FHLMC, Ser. 1506, Class FD
 (FRN)                              7.500%       05/15/2008    4,113,665        4,138,779
FHLMC, Ser. 1511, Class L           6.000%       05/15/2008    6,285,679        5,819,093
FHLMC, Ser. 1614, Class K           10.000%      06/15/2020    1,486,096        1,519,646
FHLMC, Ser. 2141, Class FC
 (FRN)                              6.763%       04/15/2019    8,547,659        8,417,914
FNMA Grantor Trust,
 Ser. 1999-20, Class A2 (FRN)       7.281%       04/28/2029    8,989,655        8,981,227
FNMA, Ser. G1993-10, Class H        5.000%       08/25/2022    4,800,000        4,358,208
                                                                           --------------
   Total (Cost - $37,968,002)                                                  38,226,251
                                                                           --------------

COLLATERALIZED MORTGAGE OBLIGATIONS (NON-AGENCY) (CMOS) - 38.5%
Beneficial Residential
 Mortgage Corp., Ser. 1995-1,
 Class A1 (FRN)                     6.710%       03/28/2025    1,579,143        1,579,143
Beneficial Residential
 Mortgage Corp., Ser. 1996-1,
 Class A (FRN)                      6.670%       04/28/2026      847,358          847,163
Chase Commercial Mortgage
 Securities Corp.,
 Ser. 1997-2, Class C               6.600%       12/19/2007    7,000,000        6,498,030
Chase Commercial Mortgage
 Securities Corp.,
 Ser. 1998-1, Class A2              6.560%       05/18/2008   11,700,000       11,088,336

FFTW FUNDS, INC.

  DECEMBER 31, 1999

                                    COUPON                       FACE
                                     RATE         MATURITY      AMOUNT         VALUE
-----------------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS (NON-AGENCY) (CMOS) (CONTINUED)
Chase Commercial Mortgage
 Securities Corp.,
 Ser. 1998-1, Class C               6.560%       05/18/2008  $ 5,000,000   $    4,612,330
Enterprise Commercial
 Mortgage, Ser. 1999-1,
 Class A1                           6.420%       09/15/2008    7,116,667        6,795,420
Enterprise Commercial
 Mortgage, Ser. 1999-1,
 Class A2                           6.900%       04/15/2013    6,000,000        5,534,063
First Union-Chase Commercial
 Mortgage Trust,
 Ser. 1999-C1 Class A1              5.730%       10/15/2035    4,717,525        4,445,678
First Union-Chase Commercial
 Mortgage Trust,
 Ser. 1999-C1 Class A2              6.070%       10/15/2008    5,000,000        4,570,580
First Union-Lehman Brothers
 Commercial Mortgage,
 Ser. 1997-C2, Class A3             6.650%       06/18/2008    5,300,000        5,057,366
GE Residential Capital
 Mortgage Services Inc.,
 Ser. 1998-13, Class A12 (FRN)      5.990%       08/25/2028    7,484,253        7,276,416
MLCC Mortgage Investors, Inc.,
 Ser. 1995-B, Class A (FRN)         5.838%       10/15/2020   11,844,629       11,886,677
Morgan Stanley Commercial
 Capital 1, Ser. 1998-WF2,
 Class A1                           6.340%       11/15/2007    9,046,254        8,745,466
Morgan Stanley Commercial
 Capital 1, Ser. 1998-WF2,
 Class A2                           6.540%       05/15/2008    7,072,000        6,678,302
Morgan Stanley Commercial
 Capital 1, Ser. 1998-WF2,
 Class C                            6.770%       07/15/2030    6,000,000        5,605,920
Morgan Stanley Commercial
 Capital 1, Ser. 1999-WF1,
 Class A2                           6.210%       09/15/2008    8,100,000        7,459,047
Prudential Home Mortgage
 Securities, Ser. 1993-13,
 Class A3 (FRN)                     6.088%       04/25/2008    4,783,543        4,794,784
Residential Funding Mortgage
 Securitization I,
 Ser. 1999-S20, Class A1            6.500%       09/25/2014   11,707,564       11,250,384
                                                                           --------------
   Total (Cost - $118,013,201)                                                114,725,105
                                                                           --------------

INTEREST ONLY OBLIGATIONS (IOS) - 11.7% (a)*
DLJ Commercial Mortgage Corp.,
 Ser. 1998-CG1, Class S             8.244%       05/10/2023    6,119,605        5,546,690
FHLMC IO, Ser. 188, Class IO    12.375%-24.245%  10/01/2027      608,815          969,624
FHLMC IO, Ser. 192, Class IO    13.418%-13.782%  02/01/2028    1,303,592        1,585,871
FHLMC IO, Ser. 195, Class IO    11.765%-13.668%  04/01/2028    2,398,961        2,672,782
FHLMC IO, Ser. 202, Class IO        12.533%      04/01/2029      317,202          368,353
FHLMC IO, Ser. 203, Class IO        10.744%      05/01/2029      845,953          907,704
FHLMC IO, Ser. 2085, Class PI       13.249%      11/15/2026      552,573          557,594
FHLMC IO, Ser. 2113, Class MI       17.616%      04/15/2024    1,480,704        1,578,250
First Union-Lehman Brothers -
 Bank of America,
 Ser. 1998-C2, Class IO             8.503%       05/18/2028    4,439,153        3,968,058

FFTW FUNDS, INC.

  DECEMBER 31, 1999

                                    COUPON                       FACE
                                     RATE         MATURITY      AMOUNT         VALUE
-----------------------------------------------------------------------------------------

INTEREST ONLY OBLIGATIONS (IOS) (CONTINUED)
First Union-Lehman Brothers
 Commercial Mortgage,
 Ser. 1997-C1, Class IO             10.697%      04/18/2027  $ 3,682,368   $    3,468,115
FNMA IO, Ser. 231, Class 2          10.249%      07/01/2023    2,584,025        2,599,931
FNMA IO, Ser. 254, Class 2      11.291%-11.839%  01/01/2024      854,295          907,499
FNMA IO, Ser. 1992-148,
 Class C                         0.216%-3.669%   04/25/2019      200,982          122,666
FNMA IO, Ser. 1998-52,
 Class PI                           16.242%      03/25/2022      604,545          653,419
FNMA IO, Ser. 1999-5,
 Class PU                           8.663%       04/25/2018      259,825          265,198
Prudential Home Mortgage
 Securities, Ser. 1994-30,
 Class A11                      12.045%-14.255%  10/25/2024      439,724          195,919
Residential Accredited Loans
 Inc., Ser. 1997-QS13,
 Class A12                          43.701%      12/25/2027    1,424,449        3,299,576
Vendee Mortgage Trust IO,
 Ser. 1992-2, Class IO          3.091%-16.679%   09/15/2022    1,023,522        1,086,769
Vendee Mortgage Trust IO,
 Ser. 1994-2, Class 3 IO        9.118%-19.331%   06/15/2024      258,073          256,565
Vendee Mortgage Trust IO,
 Ser. 1994-3A, Class 1 IO       8.235%-18.080%   09/15/2024      900,589          831,354
Vendee Mortgage Trust IO,
 Ser. 1994-3B, Class 2 IO       3.215%-15.752%   09/15/2024      332,880          311,350
Vendee Mortgage Trust IO,
 Ser. 1996-1, Class 1 IO        6.809%-19.766%   02/15/2026    2,514,808        2,374,831
Vendee Mortgage Trust IO,
 Ser. 1996-2, Class 1 IO         7.933%-9.841%   06/15/2026      324,579          306,926
Vendee Mortgage Trust IO,
 Ser. 1998-2, Class 1 IO            9.955%       06/15/2028      137,780          162,198
                                                                           --------------
   Total (Cost - $33,609,002)                                                  34,997,242
                                                                           --------------

MORTGAGE POOLS - 0.1%
FNMA Pool #340777                   6.500%       03/01/2011       11,770           11,467
GNMA Pool #000017                   8.000%       08/15/2000        1,416            1,423
GNMA Pool #359157                   7.500%       10/15/2023      256,407          255,064
                                                                           --------------
   Total (Cost - $269,880)                                                        267,954
                                                                           --------------

MORTGAGE TBAS - 72.7%
FHLMC Gold TBA                      6.500%       01/01/2030   22,000,000       20,748,750
FHLMC TBA                           7.500%       01/01/2030    3,000,000        2,970,936
FNMA TBA                            6.500%       01/01/2014   17,000,000       16,495,304
FNMA TBA                            6.500%       01/01/2029   67,000,000       63,147,500
FNMA TBA                            7.000%       01/01/2029    4,000,000        3,867,500
FNMA TBA                            7.500%       01/01/2029   51,000,000       50,442,162
GNMA TBA                            7.500%       01/01/2029   19,000,000       18,792,178
GNMA TBA                            8.000%       01/25/2030   40,000,000       40,400,000
                                                                           --------------
   Total (Cost - $220,040,627)                                                216,864,330
                                                                           --------------

FFTW FUNDS, INC.

  DECEMBER 31, 1999

                                    COUPON                       FACE
                                     RATE         MATURITY      AMOUNT         VALUE
-----------------------------------------------------------------------------------------
PRINCIPAL ONLY OBLIGATIONS (POS) - 2.8% (a)*
FNMA PO, Ser. 1993-157,
 Class E                         5.952%-9.028%   05/25/2022  $ 3,375,284   $    3,442,984
FNMA PO, Ser. 1993-159,
 Class PA                        6.576%-7.122%   01/25/2021      139,143          138,898
FNMA PO, Ser. 1993-222,
 Class D                            4.498%       07/25/2023    2,431,222        2,041,990
FNMA PO, Ser. 1994-9, Class D       4.152%       11/25/2023    1,686,603        1,438,059
FNMA PO, Ser. 1996-45,
 Class N                            4.651%       06/25/2023    1,373,805        1,254,616
                                                                           --------------
   Total (Cost - $9,006,057)                                                    8,316,547
                                                                           --------------

U.S. TREASURY OBLIGATION - 4.7%
U.S. Treasury Note
 (Cost - $14,300,411)               6.000%       08/15/2009   14,570,000       14,114,687
                                                                           --------------

LONG OPTIONS - 0.0%                 STRIKE       EXPIRATION   CONTRACTS
3 month LIBOR cap                   8.000%       11/14/2001            22          31,208
3 month LIBOR cap                   8.500%       11/14/2002           38          134,097
U.S. Treasury, Mar. 2000
 10-Year                              100        02/19/2000          116            9,063
                                                                           --------------
   Total (Cost - $228,798)                                                        174,368
                                                                           --------------
   TOTAL LONG-TERM INVESTMENTS
    (COST - $505,290,457)                                                     497,707,715
                                                                           --------------
                                    COUPON                       FACE
SHORT-TERM INVESTMENTS - 11.4%       RATE         MATURITY      AMOUNT
Investors Bank & Trust Company
 Cash Sweep                         5.000%       01/03/2000  $17,510,000       17,510,000
U.S. Treasury Bill*                 4.815%       02/17/2000   11,900,000       11,825,768
U.S. Treasury Bill*@                5.230%       05/04/2000    4,650,000        4,566,007
                                                                           --------------
   Total (Cost - $33,901,427)                                                  33,901,775
                                                                           --------------
TOTAL INVESTMENTS - 178.2%
  (COST - $539,191,884)                                                       531,609,490
                                                                           --------------
LIABILITIES, NET OF OTHER
ASSETS - (78.2%)                                                             (233,344,292)
                                                                           --------------
NET ASSETS - 100.0%                                                        $  298,265,198
                                                                           ==============

FFTW FUNDS, INC.

  DECEMBER 31, 1999

Summary of Abbreviations
------------------------
FHLMC  Federal Home Loan Mortgage Corp.
FNMA   Federal National Mortgage Association
FRN    Floating Rate Note
GNMA   Government National Mortgage Association
LIBOR  London Interbank Offered Rate
TBA    To Be Announced - Security is subject to delayed delivery.

*    Interest rate shown represents yield to maturity at date of purchase.
@ Security or a portion thereof, is held in a margin account to cover open financial futures contracts.
(a)  Face amount shown represents amortized cost.

See Notes to Financial Statements.

FFTW FUNDS, INC.

  GLOBAL TACTICAL EXPOSURE PORTFOLIO - SCHEDULE OF INVESTMENTS
  DECEMBER 31, 1999

                                   COUPON                        FACE
                                    RATE        MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------------

LONG-TERM INVESTMENTS - 83.5%

ASSET- AND MORTGAGE-BACKED SECURITIES - 24.5%

JAPAN - 6.5%
Card Loan Investment
 Opportunities, Ser. 1,
 Class 1 (FRN)                     4.035%      09/28/2003  EUR    1,800,000   $  1,814,231
J-Shop Corp., Ser. II, Class 1
 (FRN)                             1.041%      01/13/2003  JPY  500,000,000      4,908,441
Oscar Funding Corp., Ser. 4,
 Class 2 (FRN)                     3.972%      05/10/2004  EUR    1,805,017      1,819,470
                                                                              ------------
                                                                                 8,542,142
                                                                              ------------

NETHERLANDS - 1.1%
European Mortgage Securities
 B.V., Ser. III,
 Class A2 (FRN)                    5.875%      09/29/2049  EUR    1,500,000      1,495,395
                                                                              ------------

UNITED KINGDOM - 5.0%
Chester Asset Receivables Deal
 5                                 6.625%      03/17/2008  GBP    3,840,000      6,127,964
Hexagon Funding Ltd., Ser. 1X,
 Class 2 (FRN)                     3.918%      01/26/2004  EUR      461,812        465,277
                                                                              ------------
                                                                                 6,593,241
                                                                              ------------

UNITED STATES - 11.9%
Capital Credit Card Corp.,
 Ser. 1996, Class A                5.625%      08/15/2001  DEM    6,000,000      3,138,174
Chase Credit Card Master
 Trust, Ser. 1998-1, Class A3      5.125%      02/15/2005  NLG    5,200,000      2,336,854
Chase Credit Card Master
 Trust, Ser. 1998-4, Class A       5.000%      08/15/2008  DEM    3,700,000      1,778,597
Citibank Credit Card Master
 Trust, Ser. 1999-6,
 Class A - 144A(b)                 4.500%      08/25/2004  EUR    4,500,000      4,424,557
GMAC Swift Trust, Ser. 1999-1
 - 144A(b)                         5.000%      01/18/2005  EUR    4,000,000      4,016,319
                                                                              ------------
                                                                                15,694,501
                                                                              ------------
   Total (Cost - $33,530,135)                                                   32,325,279
                                                                              ------------

CORPORATE OBLIGATIONS - 12.2%

CANADA - 1.2%
GMAC Canada Ltd.                   5.125%      12/23/2003  DEM    3,000,000      1,550,802
                                                                              ------------

FFTW FUNDS, INC.

  DECEMBER 31, 1999

                                   COUPON                        FACE
                                    RATE        MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------------

FRANCE - 0.8%
Suez Lyonnaise des Eaux SA         5.875%      10/13/2009  EUR    1,070,000   $  1,053,461
                                                                              ------------

PORTUGAL - 0.6%
Caixa Geral de Depositos
 Finance (MTN)                     6.250%      10/12/2009  EUR      790,000        784,552
                                                                              ------------

SPAIN - 0.5%
BSCH Issuance Ltd.                 5.125%      07/06/2009  EUR      660,000        608,127
                                                                              ------------

SWEDEN - 0.8%
Investor AB                        5.250%      06/30/2008  EUR    1,085,004      1,072,343
                                                                              ------------

UNITED KINGDOM - 5.6%
Argyll Group                       8.125%      10/04/2002  GBP      308,000        505,063
B.A.T. International Finance
 Plc                               5.375%      07/28/2006  DEM    3,100,000      1,538,000
Coca-Cola Enterprises Great
 Britain (MTN)                     6.750%      03/12/2008  GBP      500,000        797,871
Gallagher Group Plc                5.875%      08/06/2008  DEM    2,332,000      1,132,289
Glaxo Wellcome Plc                 8.750%      12/01/2005  GBP      608,000      1,075,242
Hilton Group Finance Plc (MTN)     5.000%      07/27/2004  EUR    1,085,000      1,055,664
Pearson Plc                        4.625%      07/08/2004  EUR    1,327,000      1,284,174
                                                                              ------------
                                                                                 7,388,303
                                                                              ------------

UNITED STATES - 2.7%
Enron Corp.                        4.375%      04/08/2005  EUR    1,307,000      1,228,353
Fort James Corp.                   4.750%      06/29/2004  EUR    1,504,000      1,446,523
General Motors Acceptance
 Corp.                             4.000%      02/09/2006  EUR      500,000        462,893
John Hancock Global Funding
 Corp.                             5.375%      06/10/2008  DEM      850,000        419,357
                                                                              ------------
                                                                                 3,557,126
                                                                              ------------
   Total (Cost - $17,634,743)                                                   16,014,714
                                                                              ------------

SOVEREIGN DEBT OBLIGATIONS - 46.5%

AUSTRALIA - 7.1%
Australian Government Bond         9.000%      09/15/2004  AUD   13,000,000      9,341,280
                                                                              ------------

FFTW FUNDS, INC.

  DECEMBER 31, 1999

                                   COUPON                        FACE
                                    RATE        MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------------

CANADA - 2.4%
Canadian Government Bond           5.000%      09/01/2004  CAD    4,700,000   $  3,100,450
                                                                              ------------

CROATIA - 0.6%
Croatian Government Bond, Ser.
 B (FRN)                           6.456%      07/31/2006           865,440        791,878
                                                                              ------------

DENMARK - 1.9%
Kingdom of Denmark Bond            7.000%      11/10/2024  DKK   16,800,000      2,528,266
                                                                              ------------

GERMANY - 17.2%
Bundesobligation, Ser. 130         3.250%      02/17/2004  EUR   20,000,000     19,066,980
Bundesrepublic Deutschland
 Bond                              4.125%      07/04/2008  EUR      261,951        243,256
Bundesrepublic Deutschland
 Bond                              4.750%      07/04/2028  EUR    4,000,000      3,365,984
Bundesrepublic Deutschland
 Bond                              6.250%      01/04/2024  EUR           96            100
                                                                              ------------
                                                                                22,676,320
                                                                              ------------

ITALY - 3.2%
Buoni Poliennali del Tesoro        4.500%      05/01/2009  EUR    4,500,000      4,190,188
                                                                              ------------

MULTI-NATIONAL - 4.1%
European Investment Bank           5.500%      12/07/2009  GBP    3,547,000      5,402,705
                                                                              ------------

SPAIN - 0.3%
Spanish Government Bond            6.000%      01/31/2008  EUR      370,716        386,022
                                                                              ------------

SWEDEN - 4.0%
Swedish Government Bond            8.000%      08/15/2007  SEK   39,100,000      5,241,003
                                                                              ------------

UNITED KINGDOM - 5.7%
UK Treasury Note                   6.500%      12/07/2003  GBP    1,100,000      1,796,650
UK Treasury Bond                   5.750%      12/07/2009  GBP    1,100,000      1,814,074
UK Treasury Bond                   6.000%      12/07/2028  GBP    2,000,000      3,953,842
                                                                              ------------
                                                                                 7,564,566
                                                                              ------------
   Total (Cost - $63,256,598)                                                   61,222,678
                                                                              ------------

FFTW FUNDS, INC.

  DECEMBER 31, 1999

                                   COUPON                        FACE
                                    RATE        MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------------

U.S. TREASURY OBLIGATION - 0.3%
U.S. Treasury Bond
 (Cost - $476,530)                 6.125%      11/15/2027           500,000   $    465,000
                                                                              ------------
TOTAL LONG-TERM INVESTMENTS
 (COST - $114,898,006)                                                         110,027,671
                                                                              ------------

SHORT-TERM INVESTMENTS - 13.8%
Investors Bank & Trust Company
 Cash Sweep                        5.000%      01/03/2000        14,421,000     14,421,000
U.S. Treasury Bill*@               4.850%      05/25/2000         3,800,000      3,718,338
                                                                              ------------
   Total (Cost - $18,146,612)                                                   18,139,338
                                                                              ------------
TOTAL INVESTMENTS - 97.3%
(COST - $133,044,618)                                                          128,167,009
                                                                              ------------
OTHER ASSETS, NET OF
LIABILITIES - 2.7%                                                               3,576,861
                                                                              ------------
NET ASSETS - 100.0%                                                           $131,743,870
                                                                              ============

Summary of Abbreviations
------------------------
AUD   Australian Dollar
CAD   Canadian Dollar
DEM   German Deutschemark
DKK   Danish Krone
EUR   European Monetary Unit (Euro)
FRN   Floating Rate Note
GBP   Great British Pound
JPY   Japanese Yen
MTN   Medium-Term Note
NLG   Netherlands Guilder
SEK   Swedish Krona

*    Coupon rate represents yield to maturity at the time of purchase.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.
(a)  Face amount shown in U.S. dollars unless otherwise indicated.
(b) Security exempt from registration under Rule 144A of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities were valued at $8,440,876 or 6.4% of net assets.

See Notes to Financial Statements.

FFTW FUNDS, INC.

  WORLDWIDE PORTFOLIO - SCHEDULE OF INVESTMENTS
  DECEMBER 31, 1999

                                   COUPON                        FACE
                                    RATE        MATURITY      AMOUNT (A)         VALUE
-----------------------------------------------------------------------------------------

LONG-TERM INVESTMENTS - 78.8%

ASSET- AND MORTGAGE-BACKED SECURITIES - 23.7%

GERMANY - 1.1%
CORE, Ser. 1998-1X,
 Class A-2A (FRN)                  3.466%      01/15/2006  DEM      912,192   $   468,299
CORE, Ser. 1999-1X,
 Class A-3A (FRN)                  3.666%      03/17/2009  EUR      300,000       302,100
                                                                              -----------
                                                                                  770,399
                                                                              -----------

JAPAN - 3.6%
Card Loan Investment
 Opportunities, Ser. 1,
 Class 1 (FRN)                     4.035%      09/28/2003  EUR      200,000       201,581
Lumiere Funding Corp., Ser.
 1A,
 Class 1 (FRN) - 144A(b)           6.869%      07/10/2003           125,540       125,204
Lumiere Funding Corp., Ser.
 1X, Class 1 (FRN)                 6.869%      07/10/2003           251,080       251,180
Maestro Securitisation Corp.,
 Ser. 1, Class 1 (FRN)             6.879%      07/10/2005           875,077       875,602
Oscar Funding Corp., Ser. 2,
 Class 1 (FRN)                     6.809%      08/10/2003           172,608       172,643
Oscar Funding Corp., Ser. 3,
 Class 1 (FRN)                     7.069%      12/10/2003           265,612       266,329
Oscar Funding Corp., Ser. 4,
 Class 2 (FRN)                     3.972%      05/10/2004  EUR      235,437       237,322
Soleil Funding Corp., Ser. 1,
 Class 1 (FRN)                     7.219%      08/10/2004           331,550       333,440
                                                                              -----------
                                                                                2,463,301
                                                                              -----------

UNITED KINGDOM - 3.0%
Chester Asset Receivables Deal
 3 (FRN)                           5.836%      11/17/2003  GBP      300,000       483,062
Chester Asset Receivables Deal
 5                                 6.625%      03/17/2008  GBP      500,000       797,912
Hexagon Funding Limited, Ser.
 1X, Class 2 (FRN)                 3.918%      01/26/2004  EUR      115,453       116,319
Higher Education Securitised
 Investments (The), Ser. 1X,
 Class A1 (FRN)                    5.856%      04/10/2028  GBP      421,558       678,256
                                                                              -----------
                                                                                2,075,549
                                                                              -----------

UNITED STATES - 16.0%
Amethyst Funding Corp., Ser.
 2, Class 1 (FRN)                  6.806%      01/02/2004         1,249,707     1,249,707
Block Mortgage Finance Inc.,
 Ser. 1999-1,
 Class A7 (FRN)                    5.830%      04/25/2016         1,000,000       980,050
Capital Credit Card Corp.,
 Ser. 1996, Class A                5.625%      08/15/2001  DEM      900,000       470,726
Chase Commercial Mortgage
 Securities Corp.,
 Ser. 1998-1, Class A2             6.560%      05/18/2008           350,000       331,702
Chase Commercial Mortgage
 Securities Corp.,
 Ser. 1998-2, Class A1             6.025%      08/18/2007           465,443       442,655
Citibank Credit Card Master
 Trust I, Ser. 1997-5,
 Class A                           5.750%      07/16/2007  DEM    1,300,000       671,489

FFTW FUNDS, INC.

  DECEMBER 31, 1999

                                   COUPON                        FACE
                                    RATE        MATURITY      AMOUNT (A)         VALUE
-----------------------------------------------------------------------------------------

UNITED STATES (CONTINUED)
Citibank Credit Card Master
 Trust, Ser. 1999-6,
 Class A - 144A(b)                 4.500%      08/25/2004  EUR      800,000   $   786,588
DLJ Commercial Mortgage Corp.,
 Ser. 1998-CG1, Class A1B          6.410%      05/10/2008           750,000       702,900
EQCC Home Equity Loan Trust,
 Ser. 1999-1, Class A2F            5.765%      06/20/2015           600,000       587,832
First Union Commercial
 Mortgage Trust, Ser. 1999-C1,
 Class A1                          5.730%      10/15/2035           471,753       444,568
FNMA-ACES, Ser. 1997-M5,
 Class C                           6.740%      08/25/2007           600,000       576,678
GMAC Commercial Mortgage
 Securities Inc.,
 Ser. 1998-C2, Class A1            6.150%      11/15/2007           370,721       354,050
GMAC Swift Trust, Ser. 1999-1
 - 144A(b)                         5.000%      01/18/2005  EUR      600,000       602,448
MCL Auto Loan Funding Corp.,
 Ser. 1, Class 1 (FRN)             7.019%      09/10/2003           624,504       625,753
Nationslink Funding Corp.,
 Ser. 1998-2, Class A2             6.476%      07/20/2008           270,000       253,284
Navistar Financial Corp.
 Owners Trust, Ser. 1999-A,
 Class A4                          6.130%      10/15/2005         1,400,000     1,375,052
New South Home Equity Trust,
 Ser. 1999-2, Class A4 (FRN)       7.590%      04/25/2030           500,000       499,907
                                                                              -----------
                                                                               10,955,389
                                                                              -----------
   Total (Cost - $16,922,046)                                                  16,264,638
                                                                              -----------

CORPORATE OBLIGATIONS - 6.5%

CANADA - 0.7%
GMAC Canada Ltd.                   5.125%      12/23/2003  DEM      900,000       465,241
                                                                              -----------

FRANCE - 0.4%
Suez Lyonnaise des Eaux SA         5.875%      10/13/2009  EUR      300,000       295,363
                                                                              -----------

PORTUGAL - 0.2%
Caixa Geral de Depositos
 Finance (MTN)                     6.250%      10/12/2009  EUR      150,000       148,965
                                                                              -----------

SPAIN - 0.2%
BSCH Issuance Ltd.                 5.125%      07/06/2009  EUR      130,000       119,783
                                                                              -----------

SWEDEN - 0.6%
Investor AB                        5.250%      06/30/2008  EUR      409,033       404,260
                                                                              -----------

UNITED KINGDOM - 2.5%
Argyll Group                       8.125%      10/04/2002  GBP      113,000       185,299

FFTW FUNDS, INC.

  DECEMBER 31, 1999

                                   COUPON                        FACE
                                    RATE        MATURITY      AMOUNT (A)         VALUE
-----------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)
B.A.T. International Finance
 Plc                               4.875%      02/25/2009  EUR      148,000   $   133,572
B.A.T. International Finance
 Plc                               5.375%      07/28/2006  DEM      600,000       297,677
Coca-Cola Enterprises Great
 Britain (MTN)                     6.750%      03/12/2008  GBP      140,000       223,404
Glaxo Wellcome Plc                 8.750%      12/01/2005  GBP      224,000       396,142
Hilton Group Finance Plc (MTN)     5.000%      07/27/2004  EUR      283,000       275,348
Pearson Plc                        4.625%      07/08/2004  EUR      246,000       238,061
                                                                              -----------
                                                                                1,749,503
                                                                              -----------

UNITED STATES - 1.9%
Bank of America Corp.              5.875%      02/15/2009           150,000       133,606
Commercial Credit Co.              6.500%      08/01/2004           250,000       242,365
Finova Capital Corp.               7.250%      11/08/2004           236,000       233,413
Fort James Corp.                   4.750%      06/29/2004  EUR      138,000       132,726
General Motors Acceptance
 Corp.                             4.000%      02/09/2006  EUR      275,000       254,591
Household Finance Corp.            6.000%      05/01/2004           156,000       148,128
John Hancock Global Funding
 Corp.                             5.375%      06/10/2008  DEM      160,000        78,938
May Department Stores Co.          5.950%      11/01/2008            80,000        72,629
                                                                              -----------
                                                                                1,296,396
                                                                              -----------
   Total (Cost - $4,928,142)                                                    4,479,511
                                                                              -----------

SOVEREIGN DEBT OBLIGATIONS - 28.0%

CANADA - 1.7%
Canadian Government Bond           5.500%      06/01/2009  CAD    1,780,000     1,167,555
                                                                              -----------

DENMARK - 1.0%
Kingdom of Denmark Bond            7.000%      11/10/2024  DKK    4,400,000       662,165
                                                                              -----------

FRANCE - 1.2%
France O.A.T.                      6.000%      10/25/2025  EUR      800,000       806,442
                                                                              -----------

GERMANY - 5.0%
Bundesrepublic Deutschland
 Bond                              3.750%      01/04/2009  EUR    2,500,000     2,243,215
Bundesrepublic Deutschland
 Bond                              4.750%      07/04/2028  EUR      300,000       252,449
Bundesrepublic Deutschland
 Bond                              6.250%      01/04/2024  EUR      924,842       966,239
                                                                              -----------
                                                                                3,461,903
                                                                              -----------

FFTW FUNDS, INC.

  DECEMBER 31, 1999

                                   COUPON                        FACE
                                    RATE        MATURITY      AMOUNT (A)         VALUE
-----------------------------------------------------------------------------------------

ITALY - 3.4%
Buoni Poliennali del Tesoro        4.500%      05/01/2009  EUR    2,500,000   $ 2,327,882
                                                                              -----------

JAPAN - 7.1%
Japanese Government Bond           1.500%      06/22/2009  JPY   76,000,000       718,276
Japanese Government Bond           1.800%      06/20/2008  JPY  412,000,000     4,128,652
                                                                              -----------
                                                                                4,846,928
                                                                              -----------

MULTI-NATIONAL - 1.7%
European Investment Bank           5.500%      12/07/2009  GBP      118,000       179,735
International Bank for
 Reconstruction & Development,
 Ser. 791                          5.500%      05/14/2003  AUD    1,600,000     1,009,626
                                                                              -----------
                                                                                1,189,361
                                                                              -----------

NETHERLANDS - 2.5%
Bank Nederlandse Gemeenten
 (MTN)                             6.750%      10/03/2005  NLG    3,540,000     1,733,216
                                                                              -----------

SWEDEN - 1.2%
Swedish Government Bond            8.000%      08/15/2007  SEK    6,100,000       817,650
                                                                              -----------

UNITED KINGDOM - 3.2%
UK Treasury Bond                   5.750%      12/07/2009  GBP      600,000       989,495
UK Treasury Bond                   6.000%      12/07/2028  GBP      600,000     1,186,153
                                                                              -----------
                                                                                2,175,648
                                                                              -----------
   Total (Cost - $20,645,755)                                                  19,188,750
                                                                              -----------

U.S. GOVERNMENT AGENCY AND TREASURY OBLIGATIONS - 20.6%
FHLMC Global Bond                  6.625%      09/15/2009         3,700,000     3,584,386
FNMA Global Bond                   6.375%      06/15/2009         4,200,000     4,002,251
U.S. Treasury Note                 6.000%      08/15/2004         4,790,000     4,715,156
U.S. Treasury Bond                 6.125%      11/15/2027         1,490,000     1,385,700
U.S. Treasury Bond                 8.125%      08/15/2019           380,000       432,962
                                                                              -----------
   Total (Cost - $14,448,959)                                                  14,120,455
                                                                              -----------
TOTAL LONG-TERM INVESTMENTS
 (COST - $56,944,902)                                                          54,053,354
                                                                              -----------

FFTW FUNDS, INC.

  DECEMBER 31, 1999

                                   COUPON                        FACE
                                    RATE        MATURITY      AMOUNT (A)         VALUE
-----------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 26.0%
Investors Bank & Trust Company
 Cash Sweep                        5.000%      01/03/2000        17,313,000   $17,313,000
U.S. Treasury Bill*@               4.850%      05/25/2000           500,000       489,255
                                                                              -----------
   Total (Cost - $17,803,212)                                                  17,802,255
                                                                              -----------
TOTAL INVESTMENTS - 104.8%
(COST - $74,748,114)                                                           71,855,609
                                                                              -----------
LIABILITIES, NET OF OTHER
ASSETS - (4.8%)                                                                (3,274,523)
                                                                              -----------
NET ASSETS - 100.0%                                                           $68,581,086
                                                                              ===========

Summary of Abbreviations
------------------------
ACES   Adjustable Conversion-Rate Equity Security
AUD    Australian Dollar
CAD    Canadian Dollar
DEM    German Deutschemark
DKK    Danish Krone
EUR    European Monetary Unit (Euro)
FHLMC  Federal Home Loan Mortgage Corp.
FNMA   Federal National Mortgage Association
FRN    Floating Rate Note
GBP    Great British Pound
JPY    Japanese Yen
MTN    Medium-Term Note
NLG    Netherlands Guilder
SEK    Swedish Krona

*    Coupon rate represents yield to maturity at the time of purchase.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.
(a)  Face amount shown in U.S. dollars unless otherwise indicated.
(b) Security exempt from registration under Rule 144A of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities were valued at $1,514,240 or 2.2% of net assets.

See Notes to Financial Statements.

FFTW FUNDS, INC.

  WORLDWIDE-HEDGED PORTFOLIO - SCHEDULE OF INVESTMENTS
  DECEMBER 31, 1999

                                   COUPON                          FACE
                                    RATE        MATURITY        AMOUNT (A)          VALUE
---------------------------------------------------------------------------------------------

LONG-TERM INVESTMENTS - 81.1%

ASSET- AND MORTGAGE-BACKED SECURITIES - 28.7%

GERMANY - 0.9%
CORE, Ser. 1998-1X, Class A-2A
 (FRN)                             3.466%      01/15/2006  DEM       2,280,480   $  1,170,748
CORE, Ser. 1999-1X, Class A-3A
 (FRN)                             3.666%      03/17/2009  EUR         400,000        402,800
                                                                                 ------------
                                                                                    1,573,548
                                                                                 ------------

JAPAN - 5.6%
Card Loan Investment
 Opportunities, Ser. 1, Class
 1 (FRN)                           4.035%      09/28/2003  EUR         730,000        735,772
Lumiere Funding Corp., Ser.
 1A,
 Class 1 (FRN) - 144A(b)           6.869%      07/10/2003              502,160        500,814
Lumiere Funding Corp., Ser.
 1X, Class 1 (FRN)                 6.869%      07/10/2003              439,390        439,566
Maestro Securitisation Corp.,
 Ser. 1, Class 1 (FRN)             6.879%      07/10/2005            2,625,231      2,626,806
Oscar Funding Corp., Ser. 1,
 Class 1 (FRN)                     6.749%      03/10/2003              892,002        891,913
Oscar Funding Corp., Ser. 2,
 Class 1 (FRN)                     6.809%      08/10/2003              632,896        633,023
Oscar Funding Corp., Ser. 3,
 Class 1 (FRN)                     7.069%      12/10/2003              929,642        932,152
Oscar Funding Corp., Ser. 4,
 Class 2 (FRN)                     3.972%      05/10/2004  EUR         784,790        791,074
R Funding Corp., Ser. 1X,
 Class 1 (FRN)                     7.026%      02/02/2004            1,585,768      1,589,415
Soleil Funding Corp., Ser. 1,
 Class 1 (FRN)                     7.219%      08/10/2004            1,077,539      1,083,681
                                                                                 ------------
                                                                                   10,224,216
                                                                                 ------------

NETHERLANDS - 0.3%
European Mortgage Securities
 B.V., Ser. III, Class A2
 (FRN)                             5.875%      09/29/2049  EUR         500,000        498,465
                                                                                 ------------

UNITED KINGDOM - 2.0%
Chester Asset Receivables Deal
 3 (FRN)                           5.368%      11/17/2003  GBP         400,000        644,083
Chester Asset Receivables Deal
 5                                 6.625%      03/17/2008  GBP       1,100,000      1,755,406
Hexagon Funding Ltd., Ser. 1X,
 Class 2 (FRN)                     3.918%      01/26/2004  EUR         115,453        116,319
Higher Education Securitised
 Investments (The),
 Ser. 1X, Class A1 (FRN)           5.416%      04/10/2028  GBP         758,805      1,220,862
                                                                                 ------------
                                                                                    3,736,670
                                                                                 ------------

UNITED STATES - 19.9%
Advanta Mortgage Loan Trust,
 Ser. 1998-2, Class A1             6.440%      05/25/2013              459,354        457,323

FFTW FUNDS, INC.

  DECEMBER 31, 1999

                                   COUPON                          FACE
                                    RATE        MATURITY        AMOUNT (A)          VALUE
---------------------------------------------------------------------------------------------

UNITED STATES (CONTINUED)
Amethyst Funding Corp., Ser.
 2, Class 1 (FRN)                  6.806%      01/02/2004            1,874,560   $  1,874,560
BankBoston Home Equity Loan
 Trust, Ser. 1998-1, Class A1      6.460%      04/25/2012            1,087,777      1,082,861
Block Mortgage Finance Inc.,
 Ser. 1999-1,
 Class A7 (FRN)                    5.830%      04/25/2016            2,000,000      1,960,100
Capital Credit Card Corp.,
 Ser. 1996, Class A                5.625%      08/15/2001  DEM       2,000,000      1,046,058
Chase Commercial Mortgage
 Securities Corp.,
 Ser. 1998-1, Class A2             6.560%      05/18/2008              550,000        521,247
Chase Commercial Mortgage
 Securities Corp.,
 Ser. 1998-2, Class A1             6.025%      08/18/2007              744,709        708,248
Chase Credit Card Master
 Trust, Ser. 1998-4, Class A       5.000%      08/15/2008  DEM       1,600,000        769,123
Citibank Credit Card Master
 Trust I, Ser. 1997-5,
 Class A                           5.750%      07/16/2007  DEM       2,900,000      1,497,937
Citibank Credit Card Master
 Trust, Ser. 1999-6,
 Class A - 144A(b)                 4.500%      08/25/2004  EUR       2,300,000      2,261,440
Discover Card Master Trust I,
 Ser. 1994-2,
 Class A (FRN)                     6.813%      10/16/2004            3,000,000      3,014,550
DLJ Commercial Mortgage Corp.,
 Ser. 1998-CG1, Class A1B          6.410%      05/10/2008            1,250,000      1,171,500
EQCC Home Equity Loan Trust,
 Ser. 1999-1,
 Class A2F                         5.765%      06/20/2015            3,700,000      3,624,964
First Union Commercial
 Mortgage Trust, Ser. 1999-C1,
 Class A1                          5.730%      10/15/2035              707,629        666,852
FNMA-ACES, Ser. 1997-M5, Class
 C                                 6.740%      08/25/2007            1,100,000      1,057,243
GMAC Commercial Mortgage
 Securities Inc.,
 Ser. 1998-C2, Class A1            6.150%      11/15/2007              648,761        619,587
GMAC Swift Trust, Ser. 1999-1
 - 144A(b)                         5.000%      01/18/2005  EUR       1,600,000      1,606,528
HFC Revolving Home Equity Loan
 Trust,
 Ser. 1996-1, Class A (FRN)        6.661%      07/20/2017            2,225,180      2,221,264
Ikon Receivables LLC, Ser.
 1999-1, Class A4                  6.230%      05/25/2008            2,275,000      2,219,191
MBNA American European
 Structure Offering,
 Ser. 1998, Class B                5.125%      04/19/2008  DEM       2,100,000      1,029,682
MCL Auto Loan Funding Corp.,
 Ser. 1, Class 1 (FRN)             7.019%      09/10/2003              624,504        625,753
Nationslink Funding Corp.,
 Ser. 1998-2, Class A2             6.476%      07/20/2008              470,000        440,902
Navistar Financial Corp.
 Owners Trust, Ser. 1999-A,
 Class A4                          6.130%      10/15/2005            4,200,000      4,125,156
New South Home Equity Trust,
 Ser. 1999-2,
 Class A4 (FRN)                    7.590%      04/25/2030            1,500,000      1,499,721
                                                                                 ------------
                                                                                   36,101,790
                                                                                 ------------
   Total (Cost - $53,791,484)                                                      52,134,689
                                                                                 ------------

FFTW FUNDS, INC.

  DECEMBER 31, 1999

                                   COUPON                          FACE
                                    RATE        MATURITY        AMOUNT (A)          VALUE
---------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS - 7.7%

CANADA - 0.4%
GMAC Canada Ltd.                   5.125%      12/23/2003  DEM       1,500,000   $    775,401
                                                                                 ------------

FRANCE - 0.3%
Suez Lyonnaise des Eaux SA         5.875%      10/13/2009  EUR         500,000        492,271
                                                                                 ------------

PORTUGAL - 0.2%
Caixa Geral de Depositos
 Finance (MTN)                     6.250%      10/12/2009  EUR         440,000        436,965
                                                                                 ------------

SPAIN - 0.2%
BSCH Issuance Ltd.                 5.125%      07/06/2009  EUR         370,000        340,920
                                                                                 ------------

SWEDEN - 0.5%
Investor AB                        5.250%      06/30/2008  EUR         971,454        960,118
                                                                                 ------------

UNITED KINGDOM - 3.3%
Argyll Group                       8.125%      10/04/2002  GBP         329,000        539,499
B.A.T. International Finance
 Plc                               4.875%      02/25/2009  EUR       1,171,000      1,056,842
B.A.T. International Finance
 Plc                               5.375%      07/28/2006  DEM       1,600,000        793,806
Coca-Cola Enterprises Great
 Britain (MTN)                     6.750%      03/12/2008  GBP         400,000        638,297
Gallagher Group Plc                5.875%      08/06/2008  DEM         600,000        291,326
Glaxo Wellcome Plc                 8.750%      12/01/2005  GBP         649,000      1,147,751
Hilton Group Finance Plc (MTN)     5.000%      07/27/2004  EUR         813,000        791,018
Pearson Plc                        4.625%      07/08/2004  EUR         698,000        675,473
                                                                                 ------------
                                                                                    5,934,012
                                                                                 ------------

UNITED STATES - 2.8%
Bank of America Corp.              5.875%      02/15/2009              450,000        400,819
Commercial Credit Co.              6.500%      08/01/2004              750,000        727,097
Enron Corp.                        4.375%      04/08/2005  EUR         804,000        755,620
Exxon Capital Corp.                6.625%      08/15/2002            1,500,000      1,493,899
Finova Capital Corp.               7.250%      11/08/2004              636,000        629,028
Fort James Corp.                   4.750%      06/29/2004  EUR         397,000        381,828
General Motors Acceptance
 Corp.                             4.000%      02/09/2006  EUR         100,000         92,579
Household Finance Corp.            6.000%      05/01/2004              446,000        423,494

FFTW FUNDS, INC.

  DECEMBER 31, 1999

                                   COUPON                          FACE
                                    RATE        MATURITY        AMOUNT (A)          VALUE
---------------------------------------------------------------------------------------------

UNITED STATES (CONTINUED)
John Hancock Global Funding
 Corp.                             5.375%      06/10/2008  DEM         450,000   $    222,012
                                                                                 ------------
                                                                                    5,126,376
                                                                                 ------------
   Total (Cost - $15,210,159)                                                      14,066,063
                                                                                 ------------

SOVEREIGN DEBT OBLIGATIONS - 21.9%

CANADA - 1.8%
Canadian Government Bond           5.500%      06/01/2009  CAD       5,050,000      3,312,445
                                                                                 ------------

DENMARK - 0.5%
Kingdom of Denmark Bond            7.000%      11/15/2007  DKK         100,000         14,789
Kingdom of Denmark Bond            7.000%      11/10/2024  DKK       5,400,000        812,657
                                                                                 ------------
                                                                                      827,446
                                                                                 ------------

FRANCE - 0.3%
France O.A.T.                      6.000%      10/25/2025  EUR         500,000        504,026
                                                                                 ------------

GERMANY - 2.9%
Bundesrepublic Deutschland
 Bond                              4.750%      07/04/2028  EUR       5,100,000      4,291,630
Bundesrepublic Deutschland
 Bond                              6.250%      01/04/2024  EUR         960,976      1,003,990
                                                                                 ------------
                                                                                    5,295,620
                                                                                 ------------

ITALY - 0.6%
Buoni Poliennali del Tesoro        4.500%      05/01/2009  EUR       1,100,000      1,024,268
                                                                                 ------------

JAPAN - 8.5%
Japanese Government Bond           1.500%      06/22/2009  JPY     215,000,000      2,031,965
Japanese Government Bond           1.800%      06/20/2008  JPY   1,335,000,000     13,378,035
                                                                                 ------------
                                                                                   15,410,000
                                                                                 ------------

MULTI-NATIONAL - 1.2%
European Investment Bank           5.500%      12/07/2009  GBP         670,000      1,020,528
International Bank for
 Reconstruction & Development
 (MTN)                             7.125%      07/30/2007  GBP         160,000        268,533

FFTW FUNDS, INC.

  DECEMBER 31, 1999

                                   COUPON                          FACE
                                    RATE        MATURITY        AMOUNT (A)          VALUE
---------------------------------------------------------------------------------------------

MULTI-NATIONAL (CONTINUED)
International Bank for
 Reconstruction & Development,
 Ser. 791                          5.500%      05/14/2003  AUD       1,400,000   $    883,422
                                                                                 ------------
                                                                                    2,172,483
                                                                                 ------------

SPAIN - 1.7%
Spanish Government Bond            6.000%      01/31/2008  EUR       2,980,419      3,103,472
                                                                                 ------------

SWEDEN - 0.8%
Swedish Government Bond            8.000%      08/15/2007  SEK       4,700,000        629,993
Swedish Government Bond            9.000%      04/20/2009  SEK       5,600,000        810,040
                                                                                 ------------
                                                                                    1,440,033
                                                                                 ------------

UNITED KINGDOM - 3.6%
UK Treasury Note                   6.500%      12/07/2003  GBP         200,000        326,664
UK Treasury Bond                   5.750%      12/07/2009  GBP       1,900,000      3,133,400
UK Treasury Bond                   6.000%      12/07/2028  GBP       1,600,000      3,163,074
                                                                                 ------------
                                                                                    6,623,138
                                                                                 ------------
   Total (Cost - $41,562,362)                                                      39,712,931
                                                                                 ------------

U.S. GOVERNMENT AGENCY AND TREASURY OBLIGATIONS - 22.8%
FHLMC Global Bond                  6.625%      09/15/2009           10,700,000     10,365,657
FNMA Global Bond                   5.500%      12/07/2003  GBP         120,000        185,042
FNMA Global Bond                   6.375%      06/15/2009           11,900,000     11,339,712
U.S. Treasury Note                 6.000%      08/15/2004           12,860,000     12,659,062
U.S. Treasury Bond                 6.125%      11/15/2027            7,240,000      6,733,200
                                                                                 ------------
   Total (Cost - $42,286,348)                                                      41,282,673
                                                                                 ------------
TOTAL LONG-TERM INVESTMENTS
 (COST - $152,850,353)                                                            147,196,356
                                                                                 ------------

SHORT-TERM INVESTMENTS - 24.1%
Deutsche Bank AG, Yankee CD        5.100%      02/17/2000            8,000,000      7,986,924
Investors Bank & Trust Company
 Cash Sweep                        5.000%      01/03/2000           34,903,000     34,903,000

FFTW FUNDS, INC.

  DECEMBER 31, 1999

                                   COUPON                          FACE
                                    RATE        MATURITY        AMOUNT (A)          VALUE
---------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (CONTINUED)
U.S. Treasury Bill*@            4.850%-4.980%  05/25/2000              900,000   $    880,659
                                                                                 ------------
   Total (Cost - $43,772,256)                                                      43,770,583
                                                                                 ------------
TOTAL INVESTMENTS - 105.2%
(COST - $196,622,609)                                                             190,966,939
                                                                                 ------------
LIABILITIES, NET OF OTHER
ASSETS - (5.2%)                                                                    (9,431,808)
                                                                                 ------------
NET ASSETS - 100.0%                                                              $181,535,131
                                                                                 ============

Summary of Abbreviations
------------------------
ACES   Adjustable Conversion-Rate Equity Security
AUD    Australian Dollar
CAD    Canadian Dollar
DEM    German Deutschemark
DKK    Danish Krone
EUR    European Monetary Unit (Euro)
FRN    Floating Rate Note
FHLMC  Federal Home Loan Mortgage Corp.
FNMA   Federal National Mortgage Association
GBP    Great British Pound
JPY    Japanese Yen
MTN    Medium-Term Note
NLG    Netherlands Guilder
SEK    Swedish Krona

Yankee CD U.S. dollar denominated certificates of deposit issued by non-U.S. banks in the U.S.
*    Coupon rate represents yield to maturity at the time of purchase.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.
(a)  Face amount shown in U.S. dollars unless otherwise indicated.
(b) Security exempt from registration under Rule 144A of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities were valued at $4,368,782 or 2.4% of net assets.

See Notes to Financial Statements.

FFTW FUNDS, INC.

  INTERNATIONAL PORTFOLIO - SCHEDULE OF INVESTMENTS
  DECEMBER 31, 1999

                                   COUPON                        FACE
                                    RATE        MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------------

LONG-TERM INVESTMENTS - 44.8%

ASSET- AND MORTGAGE-BACKED SECURITIES - 14.9%

GERMANY - 0.7%
CORE, Ser. 1998-1X, Class A-2A
 (FRN)                             3.466%      01/15/2006  DEM      912,192   $    468,299
CORE, Ser. 1999-1X, Class A-3A
 (FRN)                             3.666%      03/17/2009  EUR      300,000        302,100
                                                                              ------------
                                                                                   770,399
                                                                              ------------

JAPAN - 5.0%
Card Loan Investment
 Opportunities, Ser. 1, Class
 1 (FRN)                           4.035%      09/28/2003  EUR      350,000        352,767
J-Shop Corp., Ser. II, Class 1
 (FRN)                             1.041%      01/13/2003  JPY  100,000,000        981,688
Lumiere Funding Corp., Ser.
 1A, Class 1 (FRN) - 144A(b)       6.869%      07/10/2003           251,080        250,407
Lumiere Funding Corp., Ser.
 1X, Class 1 (FRN)                 6.869%      07/10/2003           251,080        251,180
Maestro Securitisation Corp.,
 Ser. 1, Class 1 (FRN)             6.879%      07/10/2005           875,077        875,602
Oscar Funding Corp., Ser. 2,
 Class 1 (FRN)                     6.809%      08/10/2003           287,680        287,738
Oscar Funding Corp., Ser. 3,
 Class 1 (FRN)                     7.069%      12/10/2003           398,418        399,494
Oscar Funding Corp., Ser. 4,
 Class 2 (FRN)                     3.972%      05/10/2004  EUR      235,437        237,322
R Funding Corp., Ser. 1X,
 Class 1 (FRN)                     7.026%      02/02/2004           792,884        794,708
Soleil Funding Corp., Ser. 1,
 Class 1 (FRN)                     7.219%      08/10/2004           745,988        750,241
                                                                              ------------
                                                                                 5,181,147
                                                                              ------------

UNITED KINGDOM - 0.7%
Chester Asset Receivables Deal
 5                                 6.625%      03/17/2008  GBP      200,000        319,165
Chester Asset Receivables Deal
 6, Ser. UK98-2 (FRN)              6.126%      09/15/2003  GBP      200,000        322,755
Hexagon Funding Ltd., Ser. 1X,
 Class 2 (FRN)                     3.918%      01/26/2004  EUR      115,453        116,319
                                                                              ------------
                                                                                   758,239
                                                                              ------------

UNITED STATES - 8.5%
Amethyst Funding Corp., Ser.
 2, Class 1 (FRN)                  6.806%      01/02/2004         1,249,707      1,249,707
BankBoston Home Equity Loan
 Trust, Ser. 1998-1, Class A1      6.460%      04/25/2012           433,119        431,161
Chase Credit Card Master
 Trust, Ser. 1998-1,
 Class A1                          5.125%      02/15/2005  DEM    1,000,000        502,009

FFTW FUNDS, INC.

  DECEMBER 31, 1999

                                   COUPON                        FACE
                                    RATE        MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------------

UNITED STATES (CONTINUED)
Chase Credit Card Master
 Trust, Ser. 1998-4, Class A       5.000%      08/15/2008  DEM      600,000   $    288,421
Citibank Credit Card Master
 Trust, Ser. 1999-6,
 Class A - 144A(b)                 4.500%      08/25/2004  EUR      900,000        884,911
GMAC Swift Trust, Ser. 1999-1
 - 144A(b)                         5.000%      01/18/2005  EUR      700,000        702,856
MBNA American European
 Structure Offering,
 Ser. 1998, Class B                5.125%      04/19/2008  DEM    1,500,000        735,488
MCL Auto Loan Funding Corp.,
 Ser. 1, Class 1 (FRN)             7.019%      09/10/2003           624,504        625,753
Novus Home Equity Line of
 Credit Trust, Ser. 1999-1,
 Class A (FRN)                     5.569%      05/25/2010         1,589,770      1,589,055
Providian Home Equity Loan
 Trust, Ser. 1999-1,
 Class A (FRN)                     5.884%      06/25/2025         1,762,155      1,764,023
                                                                              ------------
                                                                                 8,773,384
                                                                              ------------
   Total (Cost - $15,756,661)                                                   15,483,169
                                                                              ------------

CORPORATE OBLIGATIONS - 6.6%

CANADA - 1.1%
GMAC Canada Ltd.                   5.125%      12/23/2003  DEM    2,100,000      1,085,561
                                                                              ------------

FRANCE - 0.4%
Suez Lyonnaise des Eaux SA         5.875%      10/13/2009  EUR      450,000        443,044
                                                                              ------------

PORTUGAL - 0.4%
Caixa Geral de Depositos
 Finance (MTN)                     6.250%      10/12/2009  EUR      420,000        417,103
                                                                              ------------

SPAIN - 0.3%
BSCH Issuance Ltd.                 5.125%      07/06/2009  EUR      350,000        322,492
                                                                              ------------

SWEDEN - 0.3%
Investor AB                        5.250%      06/30/2008  EUR      306,775        303,195
                                                                              ------------

UNITED KINGDOM - 3.3%
Abbey National Treasury
 Services                          6.500%      03/05/2004  GBP      258,000        409,429
Argyll Group                       8.125%      10/04/2002  GBP      134,000        219,735

FFTW FUNDS, INC.

  DECEMBER 31, 1999

                                   COUPON                        FACE
                                    RATE        MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)
B.A.T. International Finance
 Plc                               4.875%      02/25/2009  EUR      562,000   $    507,212
B.A.T. International Finance
 Plc                               5.375%      07/28/2006  DEM      600,000        297,677
Coca-Cola Enterprises Great
 Britain (MTN)                     6.750%      03/12/2008  GBP      200,000        319,149
Gallagher Group Plc                5.875%      08/06/2008  DEM      200,000         97,109
Glaxo Wellcome Plc                 8.750%      12/01/2005  GBP      268,000        473,956
Hilton Group Finance Plc (MTN)     5.000%      07/27/2004  EUR      775,000        754,046
Pearson Plc                        4.625%      07/08/2004  EUR      337,000        326,124
                                                                              ------------
                                                                                 3,404,437
                                                                              ------------

UNITED STATES - 0.8%
Enron Corp.                        4.375%      04/08/2005  EUR      312,000        293,226
Fort James Corp.                   4.750%      06/29/2004  EUR      378,000        363,554
General Motors Acceptance
 Corp.                             4.000%      02/09/2006  EUR      100,000         92,579
John Hancock Global Funding
 Corp.                             5.375%      06/10/2008  DEM      170,000         83,871
                                                                              ------------
                                                                                   833,230
                                                                              ------------
   Total (Cost - $7,461,765)                                                     6,809,062
                                                                              ------------

SOVEREIGN DEBT OBLIGATIONS - 22.5%

DENMARK - 1.1%
Kingdom of Denmark Bond            7.000%      11/10/2024  DKK    7,500,000      1,128,690
                                                                              ------------

FRANCE - 0.9%
France O.A.T.                      6.000%      10/25/2025  EUR      900,000        907,247
                                                                              ------------

GERMANY - 3.5%
Bundesobligation                   5.000%      11/12/2002  EUR      552,843        563,226
Bundesrepublic Deutschland
 Bond                              3.750%      01/04/2009  EUR    1,100,000        987,015
Bundesrepublic Deutschland
 Bond                              4.750%      07/04/2028  EUR      700,000        589,047
Bundesrepublic Deutschland
 Bond                              6.250%      01/04/2024  EUR    1,449,684      1,514,573
                                                                              ------------
                                                                                 3,653,861
                                                                              ------------

FFTW FUNDS, INC.

  DECEMBER 31, 1999

                                   COUPON                        FACE
                                    RATE        MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------------

JAPAN - 9.6%
Japanese Government Bond           1.500%      06/22/2009  JPY  270,000,000   $  2,551,770
Japanese Government Bond           1.800%      06/20/2008  JPY  743,000,000      7,445,603
                                                                              ------------
                                                                                 9,997,373
                                                                              ------------

MULTI-NATIONAL - 1.0%
European Investment Bank           5.500%      12/07/2009  GBP      656,000        999,203
                                                                              ------------

SPAIN - 2.0%
Spanish Government Bond            6.000%      01/31/2008  EUR    2,000,000      2,082,574
                                                                              ------------

SWEDEN - 1.0%
Swedish Government Bond            8.000%      08/15/2007  SEK    7,500,000      1,005,308
                                                                              ------------

UNITED KINGDOM - 3.4%
UK Treasury Note                   6.500%      12/07/2003  GBP    1,042,000      1,701,917
UK Treasury Bond                   6.000%      12/07/2028  GBP      900,000      1,779,229
                                                                              ------------
                                                                                 3,481,146
                                                                              ------------
   Total (Cost - $24,875,602)                                                   23,255,402
                                                                              ------------

U.S. GOVERNMENT AGENCY OBLIGATION - 0.8%
FNMA Global Bond
 (Cost - $860,643)                 6.875%      06/07/2002  GBP      500,000        808,019
                                                                              ------------
TOTAL LONG-TERM INVESTMENTS
 (COST - $48,954,671)                                                           46,355,652
                                                                              ------------

SHORT-TERM INVESTMENTS - 64.0%
Investors Bank & Trust Company
 Cash Sweep                        5.000%      01/03/2000        52,213,000     52,213,000
Revolving Commitment Vehicle,
 CP * - Sec. 4(2)(b)               5.551%      01/18/2000         1,500,000      1,496,175
Societe Generale, Eurodollar
 CD                                5.990%      02/01/2000         3,000,000      2,999,905
Toronto Dominion Bank, Yankee
 CD                                6.010%      03/14/2000         3,000,000      3,000,000
U.S. Treasury Bill*@            4.850%-5.205%  05/25/2000           650,000        636,031

FFTW FUNDS, INC.

  DECEMBER 31, 1999

                                   COUPON                        FACE
                                    RATE        MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (CONTINUED)
Westdeutsche Landesbank,
 Eurodollar CD                     6.070%      02/03/2000         3,000,000   $  3,000,033
Westpac Trust Securities Ltd.,
 CP*                               6.089%      02/07/2000         3,000,000      2,981,839
                                                                              ------------
   Total (Cost - $66,327,621)                                                   66,326,983
                                                                              ------------
TOTAL INVESTMENTS - 108.8%
(COST - $115,282,292)                                                          112,682,635
                                                                              ------------
LIABILITIES, NET OF OTHER
ASSETS - (8.8%)                                                                 (9,118,787)
                                                                              ------------
NET ASSETS - 100.0%                                                           $103,563,848
                                                                              ============

Summary of Abbreviations
------------------------
CP             Commercial Paper
DEM            German Deutschemark
DKK            Danish Krone
EUR            European Monetary Unit (Euro)
Eurodollar CD  U.S. dollar denominated certificates of deposit issued by a bank outside the U.S., with interest and principal paid in
               U.S. dollars.
FNMA           Federal National Mortgage Association
FRN            Floating Rate Note
GBP            Great British Pound
JPY            Japanese Yen
MTN            Medium-Term Note
SEK            Swedish Krona

Yankee CD - U.S. dollar denominated certificates of deposit issued by non-U.S. banks in the U.S.
*    Coupon rate represents yield to maturity at the time of purchase.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.
(a)  Face amount shown in U.S. dollars unless otherwise indicated.
(b) Security exempt from registration under Rule 144A or Section 4(2) of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers
     At December 31, 1999, these securities were valued at $3,334,349 or 3.2% of net assets.

See Notes to Financial Statements.

FFTW FUNDS, INC.

  EMERGING MARKETS PORTFOLIO - SCHEDULE OF INVESTMENTS
  DECEMBER 31, 1999

                                     COUPON                           FACE
                                      RATE         MATURITY        AMOUNT (A)          VALUE
------------------------------------------------------------------------------------------------

LONG-TERM INVESTMENTS - 73.1%

CORPORATE OBLIGATIONS - 4.1%

SOUTH KOREA - 2.3%
Pohang Iron & Steel Co. -
 Yankee                              7.125%       11/01/2006            2,000,000   $  1,882,600
Pohang Iron & Steel Co. -
 Yankee                              7.500%       08/01/2002            1,000,000        990,000
                                                                                    ------------
                                                                                       2,872,600
                                                                                    ------------

THAILAND - 1.8%
Export-Import Bank of Thailand
 (FRN)                               5.338%       11/20/2000              500,000        495,500
Industrial Finance Corp.             7.375%       01/14/2007            2,000,000      1,846,000
                                                                                    ------------
                                                                                       2,341,500
                                                                                    ------------
   Total (Cost - $5,228,071)                                                           5,214,100
                                                                                    ------------

SOVEREIGN DEBT OBLIGATIONS - 69.0%

ARGENTINA - 4.3%
Republic of Argentina (FRN)          6.875%       03/31/2023            4,200,000      3,325,606
Republic of Argentina (MTN)         11.750%       02/12/2007    ARS     2,500,000      2,256,634
                                                                                    ------------
                                                                                       5,582,240
                                                                                    ------------

BRAZIL - 2.9%
Republic of Brazil #                 8.000%       04/15/2014            4,883,170      3,668,726
                                                                                    ------------

BULGARIA - 3.4%
Bulgaria Discount Bond, Ser. A
 (FRN)                               6.500%       07/28/2024            3,750,000      3,004,875
Bulgaria Government Bond, Ser.
 A (FRN)                             2.750%       07/28/2012            2,000,000      1,410,000
                                                                                    ------------
                                                                                       4,414,875
                                                                                    ------------

COLOMBIA - 4.7%
Republic of Colombia                 9.750%       04/23/2009            6,500,000      6,045,000
                                                                                    ------------

CROATIA - 1.3%
Croatia Government Bond, Ser.
 A (FRN)                             6.456%       07/31/2010            1,000,000        890,000

FFTW FUNDS, INC.

  DECEMBER 31, 1999

                                     COUPON                           FACE
                                      RATE         MATURITY        AMOUNT (A)          VALUE
------------------------------------------------------------------------------------------------

CROATIA (CONTINUED)
Croatia Government Bond, Ser.
 B (FRN)                             6.456%       07/31/2006              865,440   $    800,532
                                                                                    ------------
                                                                                       1,690,532
                                                                                    ------------

ECUADOR - 3.0%
Ecuador Discount Bond (FRN) ^        6.750%       02/28/2025           10,000,000      3,800,000
                                                                                    ------------

EL SALVADOR - 1.5%
Republic of El Salvador -
 144A(b)                             9.500%       08/15/2006            2,000,000      1,985,000
                                                                                    ------------

GREECE - 3.9%
Hellenic Republic Bond               8.600%       03/26/2008  GRD   1,000,000,000      3,449,538
Hellenic Republic Bond              11.000%       02/25/2000  GRD     500,000,000      1,528,153
                                                                                    ------------
                                                                                       4,977,691
                                                                                    ------------

HUNGARY - 4.0%
Hungary Government Bond             16.000%       04/12/2000  HUF   1,300,000,000      5,178,557
                                                                                    ------------

MEXICO - 10.6%
United Mexican States Par
 Bond, Ser. A                        6.250%       12/31/2019            4,000,000      3,150,000
United Mexican States Par
 Bond, Ser. B                        6.250%       12/31/2019            6,500,000      5,118,750
United Mexican States, Ser. XW      10.375%       02/17/2009            5,000,000      5,331,500
                                                                                    ------------
                                                                                      13,600,250
                                                                                    ------------

MOROCCO - 3.0%
Morocco Reconstruction &
 Consolidation,
 Ser. A (FRN)                        6.844%       01/01/2009            4,285,714      3,878,571
                                                                                    ------------

NIGERIA - 2.9%
Central Bank of Nigeria Par
 Bond, Ser. WW +                     6.250%       11/15/2020            6,500,000      3,786,250
                                                                                    ------------

PANAMA - 2.9%
Republic of Panama                   8.875%       09/30/2027            4,500,000      3,780,000
                                                                                    ------------

FFTW FUNDS, INC.

  DECEMBER 31, 1999

                                     COUPON                           FACE
                                      RATE         MATURITY        AMOUNT (A)          VALUE
------------------------------------------------------------------------------------------------

PERU - 4.3%
Peru - Past Due Interest (FRN)       4.500%       03/07/2017            8,000,000   $  5,540,000
                                                                                    ------------

(THE) PHILIPPINES - 2.3%
Republic of Philippines              8.875%       04/15/2008            3,000,000      2,932,500
                                                                                    ------------

POLAND - 3.1%
Poland Government Bond              12.000%       06/12/2003    PLN     7,000,000      1,646,610
Poland Government Bond              14.000%       02/12/2000    PLN    10,000,000      2,397,094
                                                                                    ------------
                                                                                       4,043,704
                                                                                    ------------

RUSSIA - 3.2%
City of Moscow Bond                  9.500%       05/31/2000            3,000,000      2,655,000
Russian Federation Bond,
 Eurodollar                         12.750%       06/24/2028            2,000,000      1,400,000
                                                                                    ------------
                                                                                       4,055,000
                                                                                    ------------

SOUTH KOREA - 2.8%
Korea Development Bank               6.500%       11/15/2002            2,000,000      1,992,500
Republic of Korea                    8.875%       04/15/2008            1,500,000      1,575,000
                                                                                    ------------
                                                                                       3,567,500
                                                                                    ------------

URUGUAY - 0.8%
Banco Central del Uruguay,
 Ser. B                              6.750%       02/19/2021            1,250,000      1,087,500
                                                                                    ------------

VENEZUELA - 3.9%
Republic of Venezuela, Ser. DL
 (FRN)                               7.000%       12/18/2007              761,885        598,080
Republic of Venezuela, Ser.
 W-A (FRN) +                         7.000%       03/31/2020            6,250,000      4,375,000
                                                                                    ------------
                                                                                       4,973,080
                                                                                    ------------
   Total (Cost - $87,574,303)                                                         88,586,976
                                                                                    ------------
TOTAL LONG-TERM INVESTMENTS
 (COST - $92,802,374)                                                                 93,801,076
                                                                                    ------------

FFTW FUNDS, INC.

  DECEMBER 31, 1999

                                     COUPON                           FACE
                                      RATE         MATURITY        AMOUNT (A)          VALUE
------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 25.4%
Investors Bank & Trust Company
 Cash Sweep                          5.000%       01/03/2000           17,836,000   $ 17,836,000
Poland Treasury Bill*               12.100%       04/12/2000    PLN    20,000,000      4,625,182
Turkish Treasury Bill*          90.252%-110.603%  08/23/2000    TRL     5,000,000      6,806,863
Turkish Treasury Bill*              93.226%       05/17/2000    TRL     1,850,000      2,786,432
U.S. Treasury Bill*@                 5.072%       05/25/2000              600,000        587,106
                                                                                    ------------
   Total (Cost - $34,659,759)                                                         32,641,583
                                                                                    ------------
TOTAL INVESTMENTS -
98.5% (COST - $127,462,133)                                                          126,442,659
                                                                                    ------------
OTHER ASSETS, NET OF
LIABILITIES - 1.5%                                                                     1,976,365
                                                                                    ------------
NET ASSETS - 100.0%                                                                 $128,419,024
                                                                                    ============

Summary of Abbreviations
------------------------
ARS         Argentinian Peso
Eurodollar  U.S. dollar denominated security issued outside the U.S.
            with interest and principal paid in U.S. dollars.
FRN         Floating Rate Note
GRD         Greek Drachma
HUF         Hungarian Forint
MTN         Medium-Term Note
PLN         Polish Zloty
TRL         Turkish Lira

Yankee - U.S. dollar denominated bonds issued by non-U.S. companies in the U.S.
*    Coupon rate represents yield to maturity at the time of purchase.
# Coupon rate shown represents 5% cash and 3% capitalization through April 2000; 8% cash thereafter.
^    Bond is currently in default after missing 8/31/99 coupon payment.
+ Security is issued with detachable warrants. The current value of each warrant is zero.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.
(a)  Face amount shown in U.S. dollars unless otherwise indicated.
(b) Security exempt from registration under Rule 144A of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities were valued at $1,985,000 or 1.5% of net assets.

See Notes to Financial Statements.

FFTW FUNDS, INC.

  STATEMENTS OF ASSETS AND LIABILITIES
  DECEMBER 31, 1999                                              U.S. PORTFOLIOS

                                     U.S. SHORT-TERM  LIMITED DURATION  MORTGAGE-BACKED
                                        PORTFOLIO        PORTFOLIO         PORTFOLIO
---------------------------------------------------------------------------------------
ASSETS
-----------------------------------
Investments in securities, at value
 (Cost - $649,445,585,
 $107,360,199, and $539,191,884,
 respectively)                        $647,836,360      $106,446,279     $531,609,490
Cash                                           523               518              672
Interest receivable                      2,609,548           766,922        2,193,135
Receivable for securities sold                   -                 -      189,020,508
Receivable for fund shares sold                  -            74,223                -
Receivable from Investment Adviser          97,086            38,229                -
Variation margin receivable                      -                 -          197,094
Other receivables                           18,806            59,449           49,470
                                      ------------      ------------     ------------
 Total assets                          650,562,323       107,385,620      723,070,369
                                      ------------      ------------     ------------
LIABILITIES
-----------------------------------
Payable for securities purchased                 -         7,257,224      424,658,575
Variation margin payable                    77,012                 -                -
Distribution payable                         7,967                 -                -
Payable to Investment Adviser                    -                 -            4,905
Accrued expenses and other
 liabilities                                30,404            23,399          141,691
                                      ------------      ------------     ------------
 Total liabilities                         115,383         7,280,623      424,805,171
                                      ------------      ------------     ------------
NET ASSETS                            $650,446,940      $100,104,997     $298,265,198
-----------------------------------
                                      ============      ============     ============
SHARES OUTSTANDING (PAR VALUE
 $0.001)                                67,410,719        10,361,515       30,939,935
-----------------------------------
                                      ============      ============     ============
NET ASSET VALUE PER SHARE             $       9.65      $       9.66     $       9.64
-----------------------------------
                                      ============      ============     ============
COMPONENTS OF NET ASSETS AS OF DECEMBER 31, 1999
WERE AS FOLLOWS:
----------------------------------------------------
Paid-in capital                       $669,030,705      $102,768,501     $327,868,055
Undistributed investment income,
 net                                       279,133                 -        1,602,830
Accumulated net realized loss on
 investments, short sales,
 financial futures and options
 contracts                             (16,971,053)       (1,749,584)     (24,288,852)
Net unrealized depreciation on
 investments and financial futures
 and options contracts                  (1,891,845)         (913,920)      (6,916,835)
                                      ------------      ------------     ------------
                                      $650,446,940      $100,104,997     $298,265,198
                                      ============      ============     ============

See Notes to Financial Statements.

FFTW FUNDS, INC.

  DECEMBER 31, 1999                            GLOBAL & INTERNATIONAL PORTFOLIOS

                                      GLOBAL TACTICAL      WORLDWIDE    WORLDWIDE-HEDGED
                                     EXPOSURE PORTFOLIO    PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------
ASSETS
-----------------------------------
Investments in securities, at value
 (Cost - $133,044,618, $74,748,114,
 and $196,622,609, respectively)        $128,167,009      $71,855,609     $190,966,939
Cash                                             513                6               27
Cash on deposit at broker                  1,868,890                -                -
Foreign cash (Cost - $2,667,705,
 $968,329,
 and $2,366,004, respectively)             2,642,273          945,074        2,350,765
Interest receivable                        2,391,585          792,761        2,403,599
Receivable on swap contracts                 655,420                -                -
Receivable from Investment Adviser                 -           17,402                -
Variation margin receivable                        -                -          343,863
Net unrealized appreciation of
 forward foreign exchange contracts        3,530,440          332,422          906,648
Other receivables                              8,859            1,053            1,362
                                        ------------      -----------     ------------
 Total assets                            139,264,989       73,944,327      196,973,203
                                        ------------      -----------     ------------
LIABILITIES
-----------------------------------
Payable for securities purchased                   -        4,834,643       15,367,851
Payable for fund shares redeemed           1,300,000                -                -
Variation margin payable                     685,601          117,491                -
Net unrealized depreciation of
 forward foreign exchange contracts        5,423,979          274,606                -
Distribution payable                               -          113,962            3,357
Payable to Investment Adviser                  1,313                -           20,390
Accrued expenses and other
 liabilities                                 110,226           22,539           46,474
                                        ------------      -----------     ------------
 Total liabilities                         7,521,119        5,363,241       15,438,072
                                        ------------      -----------     ------------
NET ASSETS                              $131,743,870      $68,581,086     $181,535,131
-----------------------------------
                                        ============      ===========     ============
SHARES OUTSTANDING (PAR VALUE
 $0.001)                                  13,068,046        7,519,838       17,151,492
-----------------------------------
                                        ============      ===========     ============
NET ASSET VALUE PER SHARE               $      10.08      $      9.12     $      10.58
-----------------------------------
                                        ============      ===========     ============
COMPONENTS OF NET ASSETS AS OF DECEMBER 31, 1999 WERE
AS FOLLOWS:
-------------------------------------------------------
Paid-in capital                         $128,118,163      $77,843,851     $192,365,442
Undistributed investment income,
 net                                      13,733,654          146,385          377,668
Accumulated net realized loss on
 investments, financial futures and
 swap contracts                           (3,914,986)      (6,640,857)      (6,649,345)
Net unrealized depreciation on
 investments, financial futures and
 forward foreign exchange
 contracts, and on translation of
 other assets and liabilities
 denominated in foreign currency          (6,192,961)      (2,768,293)      (4,558,634)
                                        ------------      -----------     ------------
                                        $131,743,870      $68,581,086     $181,535,131
                                        ============      ===========     ============

See Notes to Financial Statements.

FFTW FUNDS, INC.

  DECEMBER 31, 1999                            GLOBAL & INTERNATIONAL PORTFOLIOS

                                          INTERNATIONAL  EMERGING MARKETS
                                            PORTFOLIO       PORTFOLIO
-------------------------------------------------------------------------
ASSETS
----------------------------------------
Investments in securities, at value
 (Cost - $115,282,292 and $127,462,133
 respectively)                            $112,682,635     $126,442,659
Cash                                               847              846
Cash on deposit at broker                      265,584          270,210
Foreign cash (Cost - $504,082 and
 $138,245 respectively)                        487,812          135,027
Interest receivable                            886,361        2,582,817
Receivable from Investment Adviser               5,102                -
Variation margin receivable                          -           31,500
Net unrealized appreciation of forward
 foreign exchange contracts                    134,351          641,744
Other receivables                                1,396           12,464
                                          ------------     ------------
 Total assets                              114,464,088      130,117,267
                                          ------------     ------------
LIABILITIES
----------------------------------------
Payable for securities purchased             9,990,103                -
Payable for fund shares redeemed                17,343                -
Variation margin payable                       431,116                -
Payable on swap contract                             -           93,000
Net unrealized depreciation of forward
 foreign exchange contracts                    434,485           35,844
Unrealized depreciation on swap contract             -          840,000
Payable to Investment Adviser                        -              243
Accrued taxes                                        -          656,911
Accrued expenses and other liabilities          27,193           72,245
                                          ------------     ------------
 Total liabilities                          10,900,240        1,698,243
                                          ------------     ------------
NET ASSETS                                $103,563,848     $128,419,024
----------------------------------------
                                          ============     ============
SHARES OUTSTANDING (PAR VALUE $0.001)       11,904,545       16,717,599
----------------------------------------
                                          ============     ============
NET ASSET VALUE PER SHARE                 $       8.70     $       7.68
----------------------------------------
                                          ============     ============
COMPONENTS OF NET ASSETS AS OF DECEMBER 31, 1999 WERE
AS FOLLOWS:
-------------------------------------------------------
Paid-in capital                           $109,112,874     $167,232,474
Distributions in excess of investment
 income, net                                (1,051,888)      (2,864,693)
Accumulated net realized loss on
 investments, financial futures
 contracts and foreign currency-related
 transactions                               (1,326,908)     (34,704,054)
Net unrealized depreciation on
 investments, financial futures, forward
 foreign exchange and swap contracts and
 on translation of other assets and
 liabilities denominated in foreign
 currency                                   (3,170,230)      (1,244,703)
                                          ------------     ------------
                                          $103,563,848     $128,419,024
                                          ============     ============

See Notes to Financial Statements.

FFTW FUNDS, INC.

  STATEMENTS OF OPERATIONS
  FOR THE YEAR ENDED DECEMBER 31, 1999                           U.S. PORTFOLIOS

                                     U.S. SHORT-TERM  LIMITED DURATION  MORTGAGE-BACKED
                                        PORTFOLIO        PORTFOLIO         PORTFOLIO
---------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------
Interest                               $35,347,656      $ 5,236,828      $ 38,448,314
                                       -----------      -----------      ------------
EXPENSES
-----------------------------------
Investment advisory fees                 1,912,272          310,454         1,819,861
Administration fees                        318,144           44,367           379,291
Custodian fees                             227,933           41,117           236,645
Registration fees                          104,411           29,602            51,611
Directors' fees and expenses                38,330            5,768            37,137
Transfer agent fees                         37,783            4,188             3,392
Audit fees                                  45,007           31,118            61,473
Legal fees                                  10,926            1,347            10,226
Other fees and expenses                     50,565           12,812            69,493
                                       -----------      -----------      ------------
 Total operating expenses                2,745,371          480,773         2,669,129
Waiver of investment advisory and
 administration fees                    (1,151,811)        (214,670)       (1,213,241)
                                       -----------      -----------      ------------
 Operating expenses, net                 1,593,560          266,103         1,455,888
Interest expense                            25,104                -                 -
                                       -----------      -----------      ------------
 Total expenses                          1,618,664          266,103         1,455,888
                                       -----------      -----------      ------------
Investment income, net                  33,728,992        4,970,725        36,992,426
                                       -----------      -----------      ------------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS, SHORT SALES,
FINANCIAL FUTURES AND OPTIONS
CONTRACTS
-----------------------------------
Net realized loss on investments        (4,723,079)      (1,576,429)      (25,587,648)
Net realized gain on short sales                 -                -           498,801
Net realized gain (loss) on
 financial futures and options
 contracts                              (2,250,621)         102,460         3,956,242
Net change in unrealized
 depreciation on investments              (328,583)        (931,011)       (5,469,089)
Net change in unrealized
 appreciation (depreciation)
 on financial futures contracts            110,405           (2,557)          266,266
                                       -----------      -----------      ------------
Net realized and unrealized loss
 on investments, short sales,
 financial futures
 and options contracts                  (7,191,878)      (2,407,537)      (26,335,428)
                                       -----------      -----------      ------------
Net Increase in Net Assets
 Resulting From Operations             $26,537,114      $ 2,563,188      $ 10,656,998
                                       ===========      ===========      ============

See Notes to Financial Statements.

FFTW FUNDS, INC.

  FOR THE YEAR ENDED DECEMBER 31, 1999         GLOBAL & INTERNATIONAL PORTFOLIOS

                                     GLOBAL TACTICAL EXPOSURE      WORLDWIDE      WORLDWIDE-HEDGED
                                            PORTFOLIO              PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------
Interest                                   $36,196,498            $ 3,437,038       $ 9,551,315
                                           -----------            -----------       -----------
EXPENSES
-----------------------------------
Investment advisory fees                     1,539,643                269,137           742,268
Administration fees                            261,177                 33,611           113,137
Custodian fees                                 277,829                 67,990           124,480
Registration fees                               43,052                  5,615            36,151
Directors' fees and expenses                    23,583                  4,321            11,896
Transfer agent fees                              4,072                  6,278             7,672
Audit fees                                      49,016                 32,328            37,420
Legal fees                                       7,421                  1,241             3,494
Other fees and expenses                         39,938                  6,586            16,444
                                           -----------            -----------       -----------
 Total operating expenses                    2,245,731                427,107         1,092,962
Waiver of investment advisory fees          (1,154,732)               (23,402)         (257,911)
                                           -----------            -----------       -----------
 Operating expenses, net                     1,090,999                403,705           835,051
Interest expense                            17,733,602                      -                 -
                                           -----------            -----------       -----------
 Total expenses                             18,824,601                403,705           835,051
                                           -----------            -----------       -----------
Investment income, net                      17,371,897              3,033,333         8,716,264
                                           -----------            -----------       -----------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS,
FINANCIAL FUTURES AND SWAP
CONTRACTS, AND
FOREIGN CURRENCY-RELATED
TRANSACTIONS
-----------------------------------
Net realized loss on investments           (25,702,750)            (1,192,212)       (3,877,823)
Net realized gain (loss) on
 financial futures and swap
 contracts                                  18,213,973               (432,689)       (2,314,219)
Net realized gain (loss) on foreign
 currency-related transactions              20,757,792               (581,456)        2,611,029
Net change in unrealized
 appreciation (depreciation) on
 investments                               (10,515,901)            (3,735,820)       (7,078,898)
Net change in unrealized
 appreciation (depreciation) on
 financial futures and swap
 contracts                                     816,215                441,765         1,046,718
Net change in unrealized
 appreciation (depreciation) on
 translation of other assets and
 liabilities denominated in foreign
 currency                                   (9,654,125)            (1,167,573)          533,063
                                           -----------            -----------       -----------
Net realized and unrealized loss on
 investments, financial futures and
 swap contracts and foreign
 currency-related transactions              (6,084,796)            (6,667,985)       (9,080,130)
                                           -----------            -----------       -----------
Net Increase (Decrease) in Net
 Assets Resulting From Operations          $11,287,101            $(3,634,652)      $  (363,866)
                                           ===========            ===========       ===========

See Notes to Financial Statements.

FFTW FUNDS, INC.

  FOR THE YEAR ENDED DECEMBER 31, 1999         GLOBAL & INTERNATIONAL PORTFOLIOS

                                          INTERNATIONAL  EMERGING MARKETS
                                            PORTFOLIO       PORTFOLIO
-------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------
Interest (net of tax expense of $0, and
 $656,911, respectively)                   $ 4,384,622     $20,889,923
                                           -----------     -----------
EXPENSES
----------------------------------------
Investment advisory fees                       370,742       1,251,344
Administration fees                             46,333         116,647
Custodian fees                                  75,126         209,537
Registration fees                                6,382          29,003
Directors' fees and expenses                     6,221          10,525
Transfer agent fees                              6,329           3,961
Audit fees                                      37,726          43,161
Legal fees                                       1,806           3,331
Other fees and expenses                          8,610          21,490
                                           -----------     -----------
 Total operating expenses                      559,275       1,688,999
Waiver of investment advisory fees              (3,162)              -
                                           -----------     -----------
 Operating expenses, net                       556,113       1,688,999
Interest expense                                     -          93,000
                                           -----------     -----------
 Total expenses                                556,113       1,781,999
                                           -----------     -----------
Investment income, net                       3,828,509      19,107,924
                                           -----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS, FINANCIAL
FUTURES AND SWAP CONTRACTS, AND FOREIGN
CURRENCY-RELATED TRANSACTIONS
----------------------------------------
Net realized loss on investments            (1,479,210)    (13,944,155)
Net realized gain (loss) on financial
 futures contracts                          (1,226,104)        220,173
Net realized loss on foreign
 currency-related transactions              (2,105,344)     (3,849,709)
Net change in unrealized appreciation
 (depreciation) on investments              (2,934,214)     16,515,964
Net change in unrealized appreciation
 (depreciation) on financial futures and
 swap contracts                                229,337        (684,816)
Net change in unrealized appreciation
 (depreciation) on other assets
 and liabilities denominated in foreign
 currency                                   (1,750,690)       (437,895)
                                           -----------     -----------
Net realized and unrealized loss on
 investments,
 financial futures and swap contracts,
 and foreign currency-related
 transactions                               (9,266,225)     (2,180,438)
                                           -----------     -----------
Net Increase (Decrease) in Net Assets
 Resulting From Operations                 $(5,437,716)    $16,927,486
                                           ===========     ===========

See Notes to Financial Statements.

FFTW FUNDS, INC.

  STATEMENTS OF CHANGES IN NET ASSETS
                                                                 U.S. PORTFOLIOS

                                 U.S. SHORT-TERM PORTFOLIO     LIMITED DURATION PORTFOLIO
                                ----------------------------  ----------------------------
                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                DEC. 31, 1999  DEC. 31, 1998  DEC. 31, 1999  DEC. 31, 1998
------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
------------------------------
Investment income, net          $ 33,728,992   $ 35,014,319   $  4,970,725   $  4,449,079
Net realized gain (loss) on
 investments and
 financial futures and options
 contracts                        (6,973,700)      (726,442)    (1,473,969)       807,566
Net change in unrealized
 appreciation (depreciation)
 on investments and financial
 futures contracts                  (218,178)    (1,500,109)      (933,568)       (68,170)
                                ------------   ------------   ------------   ------------
Net increase in net assets
 resulting from operations        26,537,114     32,787,768      2,563,188      5,188,475
                                ------------   ------------   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
------------------------------
From investment income, net       33,728,992     35,026,323      4,970,725      4,449,079
In excess of investment
 income, net                               -              -              -         26,882
From net realized gain on
 investments and
 financial futures and options
 contracts                                 -              -              -      1,041,363
                                ------------   ------------   ------------   ------------
Total Distributions               33,728,992     35,026,323      4,970,725      5,517,324
                                ------------   ------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS,
 NET                            (182,727,188)   355,698,913     12,991,549     49,820,618
                                ------------   ------------   ------------   ------------
Total increase (decrease) in
 net assets                     (189,919,066)   353,460,358     10,584,012     49,491,769

NET ASSETS
------------------------------
Beginning of Year                840,366,006    486,905,648     89,520,985     40,029,216
                                ------------   ------------   ------------   ------------
End of Year                     $650,446,940   $840,366,006   $100,104,997   $ 89,520,985
                                ============   ============   ============   ============

UNDISTRIBUTED INVESTMENT
INCOME, NET                     $    279,133   $    243,592   $          -   $          -
------------------------------

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                                                 U.S. PORTFOLIOS

                                           MORTGAGE-BACKED PORTFOLIO
                                          ----------------------------
                                           YEAR ENDED     YEAR ENDED
                                          DEC. 31, 1999  DEC. 31, 1998
----------------------------------------------------------------------

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
----------------------------------------
Investment income, net                    $ 36,992,426   $ 53,345,649
Net realized gain (loss) on investments,
 short sales and
 financial futures and options contracts   (21,132,605)    15,692,844
Net change in unrealized appreciation
 (depreciation)
 on investments and financial futures
 contracts                                  (5,202,823)    (8,277,832)
                                          ------------   ------------
Net increase in net assets resulting
 from operations                            10,656,998     60,760,661
                                          ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------
From investment income, net                 39,460,236     52,124,492
From net realized gain on investments,
 short sales and
 financial futures and options contracts     1,307,032     16,884,432
                                          ------------   ------------
Total Distributions                         40,767,268     69,008,924
                                          ------------   ------------
CAPITAL SHARE TRANSACTIONS, NET           (486,991,142)   168,343,622
                                          ------------   ------------
Total increase (decrease) in net assets   (517,101,412)   160,095,359

NET ASSETS
----------------------------------------
Beginning of Year                          815,366,610    655,271,251
                                          ------------   ------------
End of Year                               $298,265,198   $815,366,610
                                          ============   ============

UNDISTRIBUTED INVESTMENT INCOME, NET      $  1,602,830   $  1,498,565
----------------------------------------

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                               GLOBAL & INTERNATIONAL PORTFOLIOS

                                  GLOBAL TACTICAL EXPOSURE
                                         PORTFOLIO                WORLDWIDE PORTFOLIO
                                ----------------------------  ----------------------------
                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                DEC. 31, 1999  DEC. 31, 1998  DEC. 31, 1999  DEC. 31, 1998
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS
FROM OPERATIONS
------------------------------
Investment income, net          $  17,371,897  $ 17,207,229    $ 3,033,333   $  3,964,055
Net realized gain (loss) on
 investments, financial
 futures and swap contracts,
 and foreign currency-related
 transactions                      13,269,015   (12,347,912)    (2,206,357)     6,457,926
Net change in unrealized
 appreciation (depreciation)
 on investments, financial
 futures contracts, and on
 translation of assets and
 liabilities denominated in
 foreign currency                 (19,353,811)   22,153,203     (4,461,628)     2,451,967
                                -------------  ------------    -----------   ------------
Net increase (decrease) in net
 assets resulting from
 operations                        11,287,101    27,012,520     (3,634,652)    12,873,948
                                -------------  ------------    -----------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
------------------------------
From investment income, net        17,233,430    17,207,229      4,356,934      3,964,055
In excess of investment
 income, net                                -        74,921              -          2,391
From net realized gain on
 investments, financial
 futures and swaps contracts,
 and foreign currency-related
 transactions                               -             -              -        648,984
In excess of net realized gain
 on investments, financial
 futures and swap
 transactions, and foreign
 currency-related transactions              -     2,764,626              -              -
                                -------------  ------------    -----------   ------------
 Total Distributions               17,233,430    20,046,776      4,356,934      4,615,430
                                -------------  ------------    -----------   ------------

CAPITAL SHARE TRANSACTIONS,
 NET                             (286,275,510)  133,994,685      6,919,918    (20,841,508)
                                -------------  ------------    -----------   ------------
Total increase (decrease) in
net assets                       (292,221,839)  140,960,429     (1,071,668)   (12,582,990)
NET ASSETS
------------------------------
Beginning of Year                 423,965,709   283,005,280     69,652,754     82,235,744
                                -------------  ------------    -----------   ------------
End of Year                     $ 131,743,870  $423,965,709    $68,581,086   $ 69,652,754
                                =============  ============    ===========   ============
UNDISTRIBUTED INVESTMENT
INCOME, NET                     $  13,733,654  $    506,074    $   146,385   $  1,633,253
------------------------------

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                               GLOBAL & INTERNATIONAL PORTFOLIOS

                                 WORLDWIDE-HEDGED PORTFOLIO     INTERNATIONAL PORTFOLIO
                                ----------------------------  ----------------------------
                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                DEC. 31, 1999  DEC. 31, 1998  DEC. 31, 1999  DEC. 31, 1998
------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
ASSETS
FROM OPERATIONS
------------------------------
Investment income, net          $  8,716,264   $  7,500,941   $  3,828,509    $ 3,336,012
Net realized gain (loss) on
 investments, financial
 futures contracts, and
 foreign currency-related
 transactions                     (3,581,013)    10,263,492     (4,810,658)     7,774,505
Net change in unrealized
 appreciation (depreciation)
 on investments, financial
 futures contracts, and
 translation of assets and
 liabilities denominated in
 foreign currency                 (5,499,117)      (242,936)    (4,455,567)     2,505,110
                                ------------   ------------   ------------    -----------
Net increase (decrease) in net
 assets resulting from
 operations                         (363,866)    17,521,497     (5,437,716)    13,615,627
                                ------------   ------------   ------------    -----------

DISTRIBUTIONS TO SHAREHOLDERS
------------------------------
From investment income, net        9,960,603      7,500,941      3,828,509      3,336,012
In excess of investment
 income, net                               -      2,012,026              -      3,005,070
From net realized gain on
 investments, financial
 futures contracts, and
 foreign currency-related
 transactions                         53,774      8,917,381              -      5,026,290
                                ------------   ------------   ------------    -----------
 Total Distributions              10,014,377     18,430,348      3,828,509     11,367,372
                                ------------   ------------   ------------    -----------

CAPITAL SHARE TRANSACTIONS,
 NET                              17,108,839     95,323,789     31,125,201     11,803,979
                                ------------   ------------   ------------    -----------
Total increase in net assets       6,730,596     94,414,938     21,858,976     14,052,234

NET ASSETS
------------------------------
Beginning of Year                174,804,535     80,389,597     81,704,872     67,652,638
                                ------------   ------------   ------------    -----------
End of Year                     $181,535,131   $174,804,535   $103,563,848    $81,704,872
                                ============   ============   ============    ===========

UNDISTRIBUTED (DISTRIBUTIONS
IN EXCESS OF) INVESTMENT
INCOME, NET                     $    377,668   $ (1,122,393)  $ (1,051,888)   $  (934,988)
------------------------------

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                               GLOBAL & INTERNATIONAL PORTFOLIOS

                                           EMERGING MARKETS PORTFOLIO
                                          ----------------------------
                                           YEAR ENDED     YEAR ENDED
                                          DEC. 31, 1999  DEC. 31, 1998
----------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
----------------------------------------
Investment income, net                    $ 19,107,924   $ 16,723,142
Net realized loss on investments,
 financial futures contracts and foreign
 currency-related transactions             (17,573,691)   (25,017,053)
Net change in unrealized (depreciation)
 on investments, financial futures and
 swap contracts and on translation of
 assets and liabilities denominated in
 foreign currency                           15,393,253    (15,139,020)
                                          ------------   ------------
Net increase (decrease) in net assets
 resulting from operations                  16,927,486    (23,432,931)
                                          ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------
From investment income, net                 19,648,340     14,481,049
From capital stock in excess of par
 value                                               -      2,252,464
                                          ------------   ------------
 Total Distributions                        19,648,340     16,733,513
                                          ------------   ------------

CAPITAL SHARE TRANSACTIONS, NET            (33,568,837)    93,831,710
                                          ------------   ------------
Total increase (decrease) in net assets    (36,289,691)    53,665,266
NET ASSETS
----------------------------------------
Beginning of Year                          164,708,715    111,043,449
                                          ------------   ------------
End of Year                               $128,419,024   $164,708,715
                                          ============   ============
DISTRIBUTIONS IN EXCESS OF INVESTMENT
INCOME, NET                               $ (2,864,693)  $ (1,275,363)
----------------------------------------

See Notes to Financial Statements.

FFTW FUNDS, INC.

  FINANCIAL HIGHLIGHTS
                                                       U.S. SHORT-TERM PORTFOLIO

                                         FOR THE YEAR ENDED,
                           ------------------------------------------------
FOR A SHARE OUTSTANDING    DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,
THROUGHOUT THE PERIOD:       1999      1998      1997      1996      1995
---------------------------------------------------------------------------

PER SHARE DATA
-------------------------
Net asset value,
  beginning of period      $   9.76  $   9.77  $   9.85  $   9.88  $   9.89

INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS
-------------------------
Investment income, net         0.51 *     0.54     0.57      0.55      0.56
Net realized and
  unrealized loss on
  investments and
  financial futures and
  options contracts, and
  foreign
  currency-related
  transactions                (0.11)    (0.01)    (0.08)    (0.03)    (0.01)
                           --------  --------  --------  --------  --------
Total from investment
  operations                   0.40      0.53      0.49      0.52      0.55
                           --------  --------  --------  --------  --------

LESS DISTRIBUTIONS
-------------------------
From investment income,
  net                          0.51      0.54      0.57      0.55      0.56
In excess of investment
  income, net                     -         -         -         -      0.00 **
                           --------  --------  --------  --------  --------
Total distributions            0.51      0.54      0.57      0.55      0.56
                           --------  --------  --------  --------  --------
Net asset value, end of
  period                   $   9.65  $   9.76  $   9.77  $   9.85  $   9.88
                           ========  ========  ========  ========  ========
TOTAL RETURN                  4.26%     5.59%     5.09%     5.45%     5.71%
-------------------------

RATIOS/SUPPLEMENTAL DATA
-------------------------
Net assets, end of period
  (000's)                  $650,447  $840,366  $486,906  $355,257  $457,425
Ratio of operating
  expenses to average net
  assets, exclusive of
  interest expense (a)        0.25%     0.25%     0.25%     0.27%     0.40%
Ratio of operating
  expenses to average net
  assets, inclusive of
  interest expense (a)        0.25%     0.25%     0.26%     0.40%     0.51%
Ratio of investment
  income, net to average
  net assets (a)              5.29%     5.48%     5.78%     5.62%     5.64%
Decrease in above expense
  ratios due to waiver of
  investment advisory and
  administration fees         0.18%     0.17%     0.18%     0.05%     0.07%

--------------------------------------------------------------------------------

(a)  Net of waivers and reimbursements.
*    Calculation done based on average shares outstanding.
**   Rounds to less than $0.01.

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                                      LIMITED DURATION PORTFOLIO

                                         FOR THE YEAR ENDED,
                           ------------------------------------------------
FOR A SHARE OUTSTANDING    DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,
THROUGHOUT THE PERIOD:       1999      1998      1997      1996      1995
---------------------------------------------------------------------------

PER SHARE DATA
-------------------------
Net asset value,
  beginning of period      $   9.93  $   9.93  $   9.93  $  10.00  $   9.55

INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS
-------------------------
Investment income, net         0.55 *     0.55     0.62      0.55      0.60
Net realized and
  unrealized gain (loss)
  on investments
  financial futures and
  options contracts, and
  foreign
  currency-related
  transactions                (0.27)     0.11      0.08     (0.04)     0.45
                           --------  --------  --------  --------  --------
Total from investment
  operations                   0.28      0.66      0.70      0.51      1.05
                           --------  --------  --------  --------  --------

LESS DISTRIBUTIONS
-------------------------
From investment income,
  net                          0.55      0.55      0.62      0.55      0.60
In excess of investment
  income, net                     -      0.00 **        -     0.00 **        -
From net realized and
  unrealized gain on
  investments financial
  futures and options
  contracts and foreign
  currency-related
  transactions                    -      0.11      0.08      0.03         -
                           --------  --------  --------  --------  --------
Total distributions            0.55      0.66      0.70      0.58      0.60
                           --------  --------  --------  --------  --------
Net asset value, end of
  period                   $   9.66  $   9.93  $   9.93  $   9.93  $  10.00
                           ========  ========  ========  ========  ========
TOTAL RETURN                  2.88%     6.79%     7.21%     5.29%    11.26%
-------------------------

RATIOS/SUPPLEMENTAL DATA
-------------------------
Net assets, end of period
  (000's)                  $100,105  $ 89,521  $ 40,029  $ 42,100  $  5,080
Ratio of operating
  expenses to average net
  assets, exclusive of
  interest expense (a)        0.30%     0.30%     0.30%     0.31%     0.50%
Ratio of operating
  expenses to average net
  assets, inclusive of
  interest expense (a)        0.30%     0.30%     0.60%     0.49%     1.41%
Ratio of investment
  income, net to average
  net assets (a)              5.60%     5.48%     6.10%     5.79%     6.09%
Decrease in above expense
  ratios due to waiver of
  investment advisory
  fees and reimbursement
  of other expenses           0.24%     0.22%     0.31%     0.15%     0.53%
Portfolio Turnover             823%    1,059%    1,292%    1,387%    1,075%

--------------------------------------------------------------------------------

(a)  Net of waivers and reimbursements.
*    Calculation done based on average shares outstanding.
**   Rounds to less than $0.01.

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                                       MORTGAGE-BACKED PORTFOLIO

                                          FOR THE YEAR ENDED,
                                ----------------------------------------    PERIOD FROM
FOR A SHARE OUTSTANDING         DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  APRIL 20, 1996*
THROUGHOUT THE PERIOD:              1999          1998          1997      TO DEC. 31, 1996
------------------------------------------------------------------------------------------
PER SHARE DATA
------------------------------
Net asset value, beginning of
  period                          $  10.18      $  10.30      $  10.16        $  10.00
INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS
------------------------------
Investment income, net                0.61 **       0.68          0.68            0.41
Net realized and unrealized
  gain (loss) on investments,
  short sales, and financial
  futures, swaps and options
  contracts                          (0.49)         0.07          0.32            0.23
                                  --------      --------      --------        --------
Total from investment
  operations                          0.12          0.75          1.00            0.64
                                  --------      --------      --------        --------
LESS DISTRIBUTIONS
------------------------------
From investment income, net           0.64          0.65          0.63            0.41
In excess of investment
  income, net                            -             -          0.05            0.06
From net realized gain on
  investments, short sales,
  and financial futures, swaps
  and options contracts               0.02          0.22          0.18            0.01
                                  --------      --------      --------        --------
Total distributions                   0.66          0.87          0.86            0.48
                                  --------      --------      --------        --------
Net asset value, end of period    $   9.64      $  10.18      $  10.30        $  10.16
                                  ========      ========      ========        ========
TOTAL RETURN                         1.21%         7.42%        10.19%           6.54% (c)
------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------
Net assets, end of period
  (000's)                         $298,265      $815,367      $655,271        $220,990
Ratio of operating expenses to
  average net assets,
  exclusive of interest
  expense (a)                        0.24%         0.23%         0.38%           0.45% (b)
Ratio of operating expenses to
  average net assets,
  inclusive of interest
  expense (a)                        0.24%         0.37%         0.47%           0.88% (b)
Ratio of investment income,
  net to average net
  assets (a)                         6.10%         6.33%         6.07%           7.61% (b)
Decrease in above expense
  ratios due to waiver of
  investment advisory fees and
  reimbursement of other
  expenses                           0.20%         0.20%         0.07%           0.10% (b)
Portfolio Turnover                    745%          843%        3,396%            590%

--------------------------------------------------------------------------------

(a)  Net of waivers and reimbursements.
(b)  Annualized.
(c)  Not annualized.
*    Commencement of Operations.
**   Calculation done using average shares outstanding.

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                              GLOBAL TACTICAL EXPOSURE PORTFOLIO

                                             FOR THE YEAR ENDED
                           ------------------------------------------------------       PERIOD FROM
FOR A SHARE OUTSTANDING    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  SEPTEMBER 14, 1995* TO
THROUGHOUT THE PERIOD:         1999          1998          1997          1996        DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------------
PER SHARE DATA
-------------------------
Net asset value,
  beginning of period        $  10.25      $  10.05      $   9.80      $  10.19           $  10.00
INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS
-------------------------
Investment income, net           0.46 **       0.52 **       0.41          0.47               0.19
Net realized and
  unrealized gain (loss)
  on investments,
  financial futures and
  swap and options
  contracts and foreign
  currency-related
  transactions                  (0.17)         0.28          0.43         (0.15)              0.19
                             --------      --------      --------      --------           --------
Total from investment
  operations                     0.29          0.80          0.84          0.32               0.38
                             --------      --------      --------      --------           --------
LESS DISTRIBUTIONS
-------------------------
From investment income,
  net                            0.46          0.53          0.36          0.47               0.19
In excess of investment
  income, net                       -          0.00 (c)       0.17            -               0.00 (c)
From net realized gain on
  investments, financial
  futures, swap and
  options contracts, and
  foreign currency-
  related transactions              -             -          0.06          0.05                  -
In excess of net realized
  gain on investments,
  financial futures, swap
  and options contracts,
  and foreign
  currency-related
  transactions                      -          0.07             -          0.09                  -
From capital stock in
  excess of par value               -             -             -          0.10                  -
                             --------      --------      --------      --------           --------
Total distributions              0.46          0.60          0.59          0.71               0.19
                             --------      --------      --------      --------           --------
Net asset value, end of
  period                     $  10.08      $  10.25      $  10.05      $   9.80           $  10.19
                             ========      ========      ========      ========           ========
TOTAL RETURN                    2.90%         8.20%         8.77%         3.18%              3.80% (b)
-------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------
Net assets, end of period
  (000's)                    $131,744      $423,966      $283,005      $126,645           $ 34,005
Ratio of operating
  expenses to average net
  assets, exclusive of
  interest expense (a)          0.28%         0.27%         0.42%         0.60%              0.60% (b)
Ratio of operating
  expenses to average net
  assets, inclusive of
  interest expense (a)          4.89%         5.54%         0.42%         0.60%              0.60% (b)
Ratio of investment
  income, net to average
  net assets (a)                4.51%         5.14%         3.67%         4.65%              6.12% (b)
Decrease in above expense
  ratios due to waiver of
  investment advisory
  fees and reimbursement
  of other expenses             0.30%         0.30%         0.16%         0.06%              0.17% (b)
Portfolio Turnover               413%          766%          712%          784%               764%

--------------------------------------------------------------------------------

(a)  Net of waivers and reimbursements.
(b)  Annualized.
(c)  Rounds to less than $0.01.
*    The portfolio recommenced operations on September 14, 1995.
**   Calculation done based on average shares outstanding.

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                                             WORLDWIDE PORTFOLIO

                                                    FOR THE YEAR ENDED
                           --------------------------------------------------------------------
FOR A SHARE OUTSTANDING    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
THROUGHOUT THE PERIOD:         1999          1998          1997          1996          1995
-----------------------------------------------------------------------------------------------
PER SHARE DATA
-------------------------
Net asset value,
  beginning of period        $ 10.28       $  9.42       $  9.64       $  9.83       $  9.27
INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS
-------------------------
Investment income, net          0.43 *        0.46          0.49          0.53          0.58
Net realized and
  unrealized gain (loss)
  on investments,
  financial futures
  contracts and foreign
  currency-related
  transactions                 (0.98)         0.96         (0.22)         0.01          0.56
                             -------       -------       -------       -------       -------
Total from investment
  operations                   (0.55)         1.42          0.27          0.54          1.14
                             -------       -------       -------       -------       -------
LESS DISTRIBUTIONS
-------------------------
From investment income,
  net                           0.61          0.46          0.19          0.53          0.30
In excess of investment
  income, net                      -             -          0.11             -             -
From net realized gain on
  investments, financial
  futures contracts and
  foreign
  currency-related
  transactions                     -          0.10             -          0.09             -
From capital stock in
  excess of par value              -             -          0.19          0.11          0.28
                             -------       -------       -------       -------       -------
Total distributions             0.61          0.56          0.49          0.73          0.58
                             -------       -------       -------       -------       -------
Net asset value, end of
  period                     $  9.12       $ 10.28       $  9.42       $  9.64       $  9.83
                             =======       =======       =======       =======       =======
TOTAL RETURN                  (5.38%)       15.58%         2.93%         5.77%        12.60%
-------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------
Net assets, end of period
  (000's)                    $68,581       $69,653       $82,236       $74,939       $86,186
Ratio of operating
  expenses to average net
  assets, exclusive of
  interest expense (a)         0.60%         0.60%         0.60%         0.60%         0.60%
Ratio of operating
  expenses to average net
  assets, inclusive of
  interest expense (a)         0.60%         0.60%         0.60%         0.60%         0.60%
Ratio of investment
  income, net to average
  net assets (a)               4.51%         4.76%         5.21%         5.52%         6.13%
Decrease in above expense
  ratios due to waiver of
  investment advisory
  fees and reimbursement
  of other expenses            0.03%         0.01%         0.02%         0.05%         0.30%
Portfolio Turnover              390%          668%          713%        1,126%        1,401%

--------------------------------------------------------------------------------

(a)  Net of waivers and reimbursements.
*    Calculation done based on average shares outstanding.

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                                       WOLDWIDE-HEDGED PORTFOLIO

                                          FOR THE YEAR ENDED
                           ------------------------------------------------
FOR A SHARE OUTSTANDING    DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,
THROUGHOUT THE PERIOD:       1999      1998      1997      1996      1995
---------------------------------------------------------------------------

PER SHARE DATA
-------------------------
Net asset value,
  beginning of period      $  11.19  $  11.23  $ 10.91   $ 10.85   $ 10.41
                           --------  --------  -------   -------   -------

INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS
-------------------------
Investment income, net         0.51 *     0.59    0.53      0.62      0.45
Net realized and
  unrealized gain (loss)
  on investments,
  financial futures
  contracts and foreign
  currency-related
  transactions                (0.53)     0.68     0.80      0.43      0.66
                           --------  --------  -------   -------   -------
Total from investment
  operations                  (0.02)     1.27     1.33      1.05      1.11
                           --------  --------  -------   -------   -------

LESS DISTRIBUTIONS
-------------------------
From investment income,
  net                          0.59      0.70     0.59      0.62      0.67
In excess of investment
  income, net                     -         -        -      0.37         -
From net realized gain on
  investments, financial
  futures contracts and
  foreign
  currency-related
  transactions                 0.00 **     0.61    0.42        -         -
                           --------  --------  -------   -------   -------
Total distributions            0.59      1.31     1.01      0.99      0.67
                           --------  --------  -------   -------   -------
Net asset value, end of
  period                   $  10.58  $  11.19  $ 11.23   $ 10.91   $ 10.85
                           ========  ========  =======   =======   =======
TOTAL RETURN                 (0.19%)   11.53%   12.60%    10.03%    11.00%
-------------------------

RATIOS/SUPPLEMENTAL DATA
-------------------------
Net assets, end of period
  (000's)                  $181,535  $174,805  $80,390   $30,024   $28,255
Ratio of operating
  expenses to average net
  assets, exclusive of
  interest expense (a)        0.45%     0.45%    0.45%     0.45%     0.45%
Ratio of operating
  expenses to average net
  assets, inclusive of
  interest expense (a)        0.45%     0.45%    0.45%     0.45%     0.45%
Ratio of investment
  income, net to average
  net assets (a)              4.70%     4.85%    5.29%     5.71%     5.84%
Decrease in above expense
  ratios due to waiver of
  investment advisory
  fees and reimbursement
  of other expenses           0.14%     0.13%    0.20%     0.24%     0.54%
Portfolio Turnover             404%      745%     704%    1,087%      500%

--------------------------------------------------------------------------------

(a)  Net of waivers and reimbursements.
*    Calculation done based on average shares outstanding.
**   Rounds to less than $0.01.

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                                         INTERNATIONAL PORTFOLIO

                                           FOR THE YEAR ENDED
                                ----------------------------------------     PERIOD FROM
FOR A SHARE OUTSTANDING         DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   MAY 9, 1996* TO
THROUGHOUT THE PERIOD:              1999          1998          1997      DECEMBER 31, 1996
-------------------------------------------------------------------------------------------
PER SHARE DATA
------------------------------
Net asset value, beginning of
  period                          $   9.68      $  9.50       $ 10.20          $ 10.00
INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS
------------------------------
Investment income, net                0.37 **      0.48          0.50             0.38
Net realized and unrealized
  gain (loss) on investments,
  financial futures contracts
  and foreign currency-related
  transactions                       (0.98)        1.21         (0.56)            0.28
                                  --------      -------       -------          -------
Total from investment
  operations                         (0.61)        1.69         (0.06)            0.66
                                  --------      -------       -------          -------
LESS DISTRIBUTIONS
------------------------------
From investment income, net           0.37         0.45          0.14             0.38
In excess of investment
  income, net                            -         0.40             -                -
From net realized gain on
  investments, financial
  futures contracts and
  foreign currency-related
  transactions                           -         0.66          0.14             0.08
From capital stock in excess
  of par value                           -            -          0.36                -
                                  --------      -------       -------          -------
Total distributions                   0.37         1.51          0.64             0.46
                                  --------      -------       -------          -------
Net asset value, end of period    $   8.70      $  9.68       $  9.50          $ 10.20
                                  ========      =======       =======          =======
TOTAL RETURN                        (6.34%)      18.35%        (0.43%)           6.66% (c)
------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------
Net assets, end of period
  (000's)                         $103,564      $81,705       $67,653          $35,746
Ratio of operating expenses to
  average net assets (a)             0.60%        0.60%         0.60%            0.60% (b)
Ratio of investment income,
  net to average net
  assets (a)                         4.13%        4.56%         5.19%            5.73% (b)
Decrease in above expense
  ratios due to waiver of
  investment advisory fees           0.00% #      0.03%         0.10%            0.32% (b)
Portfolio Turnover                    569%       1,049%          809%             539%

--------------------------------------------------------------------------------

(a)  Net of waivers and reimbursements.
(b)  Annualized.
(c)  Not annualized.
*    Commencement of Operations.
**   Calculation done based on average shares outstanding.
#    Rounds to less than 0.01%.

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                                      EMERGING MARKETS PORTFOLIO

                                      YEAR ENDED    YEAR ENDED       PERIOD FROM
FOR A SHARE OUTSTANDING              DECEMBER 31,  DECEMBER 31,  AUGUST 12, 1997* TO
THROUGHOUT THE PERIOD:                   1999          1998       DECEMBER 31, 1997
------------------------------------------------------------------------------------

PER SHARE DATA
-----------------------------------
Net asset value, beginning of
  period                               $   7.72      $   9.59         $  10.00

INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS
-----------------------------------
Investment income, net                     0.78 **       0.88             0.29
Net realized and unrealized loss on
  investments, financial futures
  and swap contracts and foreign
  currency-related transactions            0.05         (1.86)           (0.41)
                                       --------      --------         --------
Total from investment operations           0.83         (0.98)           (0.12)
                                       --------      --------         --------

LESS DISTRIBUTIONS
-----------------------------------
From investment income, net                0.87          0.76             0.29
From capital stock in excess of par
  value                                       -          0.13                -
                                       --------      --------         --------
Total distributions                        0.87          0.89             0.29
                                       --------      --------         --------
Net asset value, end of period         $   7.68      $   7.72         $   9.59
                                       ========      ========         ========
TOTAL RETURN                             11.73%       (10.50%)          (1.20%) (b)
-----------------------------------

RATIOS/SUPPLEMENTAL DATA
-----------------------------------
Net assets, end of period (000's)      $128,419      $164,709         $111,043
Ratio of operating expenses to
  average net assets, exclusive of
  interest expense                        1.01%         1.00%            1.03% (a)
Ratio of operating expenses to
  average net assets, inclusive of
  interest expense                        1.07%         1.15%            1.03% (a)
Ratio of investment income, net to
  average net assets                     10.44%        10.52%            7.87% (a)
Portfolio Turnover                         137%          157%              16%

--------------------------------------------------------------------------------

(a)  Annualized.
(b)  Not annualized.
*    Commencement of Operations.
**   Calculation done based on average shares outstanding.

See Notes to Financial Statements.

FFTW FUNDS, INC.

  NOTES TO FINANCIAL STATEMENTS
  DECEMBER 31, 1999

1.  ORGANIZATION

FFTW Funds, Inc. (the "Fund") was organized as a Maryland corporation on February 23, 1989 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has twenty-one Portfolios, eight of which were active as of December 31, 1999. The eight active Portfolios are: U.S. Short-Term Portfolio ("U.S. Short-Term"); Limited Duration Portfolio ("Limited Duration"), formerly Stable Return Portfolio; Mortgage-Backed Portfolio ("Mortgage"), formerly Mortgage Total Return Portfolio; Global Tactical Exposure Portfolio ("Global Tactical Exposure"), formerly International-Hedged Portfolio; Worldwide Portfolio ("Worldwide"); Worldwide-Hedged Portfolio ("Worldwide-Hedged"); International Portfolio ("International"); and Emerging Markets Portfolio ("Emerging Markets"). The Fund is managed by Fischer Francis Trees & Watts, Inc. (the "Investment Adviser"). The Portfolio name changes were effective on September 11, 1998.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NET ASSET VALUE

The net asset value per share ("NAV") of each Portfolio is determined by adding the value of all of the assets of the Portfolio, subtracting all of the Portfolio's liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The NAV is calculated by the Fund's Accounting Agent as of 4:00 p.m. Eastern time on each Business Day (as that term is defined in the Fund's registration statement) for each Portfolio, other than Mortgage, Global Tactical Exposure and Emerging Markets. The NAV of Mortgage, Global Tactical Exposure and Emerging Markets is calculated by the Fund's Accounting Agent as of 4:00 p.m. Eastern time on the last Business Day of each month, on any other Business Days in which the Investment Adviser approves a purchase, and on each Business Day for which a redemption order has been placed.

SECURITIES

All securities transactions are recorded on a trade date basis. Interest income and expense are recorded on the accrual basis. The Fund amortizes discount or premium using the interest method on a daily basis to interest income. The Fund uses the specific identification method for determining gain or loss on sales of securities.

VALUATION

All investments are valued daily at their market price, which results in unrealized gains or losses. Readily marketable fixed-income securities are valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Adviser to reflect the fair value of such securities. Securities traded on an exchange are valued at their last sales price on that exchange. Securities and other financial instruments for which over-the-counter market quotations are available are valued at the latest bid price (asked price for short sales). Time deposits and repurchase agreements are generally valued at their cost plus accrued interest. Securities for which market quotations are not readily available will be valued in good faith by methods approved by the Board of Directors. Securities with maturities less than 60 days are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

EXPENSES

Expenses directly attributed to each Portfolio in the Fund are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them based on their relative net asset values.

INCOME TAX

There is no provision for Federal income or excise tax since each Portfolio distributes all of its taxable income and qualifies or intends to qualify as a regulated investment company ("RIC") by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs.

FFTW FUNDS, INC.

  DECEMBER 31, 1999

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
At December 31, 1999, the Portfolio had the following capital loss carryforwards to offset future net capital gains, to the extent provided by regulations. Net realized losses attributable to security transactions after October 31, 1999, are treated for federal income tax purposes as arising on the first day of the Portfolio's next fiscal year.

--------------------------------------------------------------------------
                                          CARRYFORWARD     EXPIRATION
               PORTFOLIO                    AMOUNT            DATE
--------------------------------------------------------------------------
U.S. Short-Term                             1,021,947   December 31, 2001
                                            1,779,703   December 31, 2002
                                            1,335,380   December 31, 2003
                                            1,594,356   December 31, 2004
                                            2,647,239   December 31, 2005
                                            7,649,973   December 31, 2007
Limited Duration                            1,379,329   December 31, 2007
Mortgage                                   19,966,897   December 31, 2007
Worldwide                                   4,461,157   December 31, 2002
                                            1,826,856   December 31, 2007
Worldwide-Hedged                            5,391,817   December 31, 2007
International                               1,300,724   December 31, 2007
Emerging Markets                              745,596   December 31, 2005
                                           19,253,285   December 31, 2006
                                           12,968,421   December 31, 2007

DIVIDENDS TO SHAREHOLDERS

It is the policy of the Portfolios, other than Mortgage, to declare dividends daily from net investment income. Mortgage declares dividends monthly from net investment income on the last Business Day of each month. Dividends are paid in cash or reinvested monthly for all Portfolios. Distributions from net capital gains of each Portfolio, if any, are normally declared and paid annually, but each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain may not be distributed.

Fund management designates the following distributions made by the following Portfolios during their taxable years ended December 31, 1999 as capital gain dividends in accordance with subchapter M of the Internal Revenue Code.

Mortgage                                            1,307,032
Worldwide-Hedged                                       53,774

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with U.S. Federal income tax regulations and may differ from net investment income and realized gains recorded by a Portfolio for financial reporting purposes. Differences result primarily from the treatment of foreign currency transactions and timing differences related to recognition of income, and gains and losses from investment transactions. To the extent that those differences which are permanent in nature result in overdistributions to shareholders, amounts are reclassified within the capital accounts based on their U.S. Federal tax basis treatment. Temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and net realized capital gains, respectively. To the extent that they

FFTW FUNDS, INC.

  DECEMBER 31, 1999

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital stock in excess of par.

During the year ended December 31, 1999, the Portfolios reclassified the following book to tax differences [increases (decreases)]:

-------------------------------------------------------------------------------
                                     UNDISTRIBUTED  ACCUMULATED   CAPITAL STOCK
                                      INVESTMENT    NET REALIZED  IN EXCESS OF
             PORTFOLIO               INCOME, NET     GAIN/LOSS     PAR VALUE
-------------------------------------------------------------------------------
U.S. Short-Term                            35,541       (35,541)            --
Limited Duration                               --        17,934        (17,934)
Mortgage                                2,572,075    (2,572,075)            --
Global-Tactical Exposure               13,089,113   (13,089,113)            --
Worldwide                                (163,267)      163,267             --
Worldwide-Hedged                        2,744,400    (2,744,400)            --
International                            (116,900)    3,526,307     (3,409,407)
Emerging Markets                       (1,589,330)    5,299,306     (3,709,976)

CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward foreign exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at exchange rates prevailing when accrued. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized gains or losses on foreign currency-related transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized appreciation or depreciation on other assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rates.

ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.  INVESTMENT ADVISORY AGREEMENTS AND AFFILIATED TRANSACTIONS

The Fund's Board of Directors has approved investment advisory agreements (the "Agreements") with the Investment Adviser. The investment advisory fees to be paid to the Investment Adviser are computed daily at annual rates set forth below. The fees are payable quarterly for U.S. Short-Term, Worldwide, and Worldwide-Hedged, and monthly for Limited Duration, Mortgage, Global Tactical Exposure, International, and Emerging Markets.

FFTW FUNDS, INC.

  DECEMBER 31, 1999

3.  INVESTMENT ADVISORY AGREEMENTS AND AFFILIATED TRANSACTIONS (CONTINUED)
From time to time, the Investment Adviser has agreed to waive its investment advisory fee and reimburse the Portfolios for any expenses (exclusive of interest, taxes, brokerage commissions and other extraordinary expenses) in excess of certain specified amounts. The table below summarizes the current investment advisory fee arrangement (reflecting certain waivers), the investment advisory fee per the Agreements and the current expense cap as percentages of average daily net assets. All waiver and expense cap agreements are in effect until further notice.

-----------------------------------------------------------------------------
                                      INVESTMENT         CURRENT      CURRENT
                                       ADVISORY         INVESTMENT    EXPENSE
             PORTFOLIO               FEE PER AGREEMENT  ADVISORY FEE   CAP
-----------------------------------------------------------------------------
U.S. Short-Term                               0.30%          0.15%     0.25%
Limited Duration                              0.35%          0.15%     0.30%
Mortgage                                      0.30%          0.10%     0.25%
Global Tactical Exposure                      0.40%          0.10%     0.30%
Worldwide                                     0.40%          0.40%     0.60%
Worldwide-Hedged                              0.40%          0.26%     0.45%
International                                 0.40%          0.40%     0.60%
Emerging Markets                              0.75%          0.75%     1.50%

Directors who are not employees of the Investment Adviser receive an annual retainer of $35,000 payable quarterly. Directors' fees of $113,750 (including $26,250 paid to an Advisory Director) were allocated among the Portfolios and paid for the year ended December 31, 1999. On May 29, 1998, Investors Capital Services, Inc. became a wholly-owned subsidiary of Investors Bank & Trust Company (IBT), which is a wholly-owned subsidiary of Investors Financial Services Co., Inc. IBT serves as the Funds' custodian and accounting agent. Fees paid for services rendered by IBT are based upon assets of the Portfolios and on transactions entered into by the Portfolios during the year. Fees paid to IBT by the Portfolios are reflected as accounting and custody fees in the statement of operations.

As of December 31, 1999, the Investment Adviser had discretionary investment advisory agreements with shareholders of the Fund that represent 69.3% of the Fund's total net assets and therefore, the investment adviser may be deemed a control person.

4.  INVESTMENT TRANSACTIONS

The cost of investments for Federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments at December 31, 1999, for each of the Portfolios were as follows:

-------------------------------------------------------------------------------------
                                UNREALIZED     UNREALIZED                    TAX
          PORTFOLIO             APPRECIATION  DEPRECIATION      NET          COST
-------------------------------------------------------------------------------------
U.S. Short-Term                  $   83,871   $  1,693,096  $(1,609,225) $649,445,585
Limited Duration                     51,201        965,121     (913,920)  107,360,199
Mortgage                          3,495,329     12,403,053   (8,907,724)  540,517,214
Global Tactical Exposure            551,910      6,596,648   (6,044,738)  134,211,747
Worldwide                             1,238      3,026,948   (3,025,710)   74,881,319
Worldwide-Hedged                      4,589      6,252,104   (6,247,515)  197,214,454
International                       123,188      2,996,650   (2,873,462)  115,556,097
Emerging Markets                  5,006,266      7,552,705   (2,546,439)  128,989,098

FFTW FUNDS, INC.

  DECEMBER 31, 1999

4.  INVESTMENT TRANSACTIONS (CONTINUED)
Purchase cost and proceeds from sales of investment securities (including U.S. Government securities), other than short-term investments, for the year ended, December 31, 1999 for each of the Portfolios were as follows:

---------------------------------------------------------------------------------------
                                          PURCHASE COST OF       PROCEEDS FROM SALES OF
               PORTFOLIO                  INVESTMENT SECURITIES  INVESTMENT SECURITIES
---------------------------------------------------------------------------------------
Limited Duration                             $  872,904,907          $  890,364,936
Mortgage                                      7,369,424,291           8,300,885,787
Mortgage (short sale transactions*)             415,609,472             416,108,273
Global Tactical Exposure                      1,264,841,194           1,449,693,183
Worldwide                                       220,538,829             191,585,928
Worldwide-Hedged                                590,680,396             525,099,018
International                                   262,939,784             256,351,834
Emerging Markets                                174,184,904             195,875,540

*    Securities sold but not yet purchased.

Mortgage is engaged in short-selling which obligates Mortgage to borrow the security then replace the security borrowed by purchasing the security at current market value. Mortgage would incur a loss if the price of the security increases between the date of the short sale and the date on which Mortgage purchases the security to cover the short sale. Mortgage would realize a gain if the price of the security declines between those dates. While Mortgage has a borrowed security, Mortgage will maintain daily, a segregated account with a broker and/or custodian, of cash and/or liquid securities sufficient to cover its short position. At December 31, 1999, there were no securities sold short outstanding.

5.  FORWARD FOREIGN EXCHANGE CONTRACTS

Each Portfolio may enter into forward foreign exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings with counterparties which the Portfolio's Investment Advisor has deemed creditworthy. A forward foreign exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. These contracts are valued daily, and the Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rate at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities and in the statement of operations as unrealized gains and losses. Realized gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency-related transactions in the statement of operations. The Portfolio's custodian will place and maintain cash not available for investment, U.S. Government securities, or other appropriate liquid, unencumbered securities in a separate account of the Portfolio having a value equal to the aggregate amount of the Portfolio's commitments under certain open forward foreign exchange contracts. Risks may arise from the potential inability of a counter party to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

FFTW FUNDS, INC.

  DECEMBER 31, 1999

5.  FORWARD FOREIGN EXCHANGE CONTRACTS (CONTINUED)
At December 31, 1999, Global Tactical Exposure had outstanding forward foreign exchange contracts, both to purchase and sell foreign currencies as follows:

------------------------------------------------------------------------------------------
                                                                             UNREALIZED
   CONTRACT                                        COST/                    APPRECIATION
    AMOUNT                                        PROCEEDS       VALUE      (DEPRECIATION)
------------------------------------------------------------------------------------------
FORWARD FOREIGN EXCHANGE BUY CONTRACTS
----------------------------------------------
     4,235,180  Australian Dollar closing
                2/24/00                         $  3,232,222  $  2,784,673   $  (447,549)
    44,733,468  British Pound closing 2/24/00     73,157,998    72,306,282      (851,716)
    32,356,744  Canadian Dollar closing
                2/24/00                           22,346,017    22,444,633        98,616
     4,017,200  Danish Krone closing 2/24/00         635,671       545,752       (89,919)
   256,687,494  European Monetary Unit closing
                2/24/00                          266,422,763   259,579,913    (6,842,850)
13,526,453,569  Japanese Yen closing 2/24/00     131,280,171   133,665,011     2,384,840
     6,050,000  New Zealand Dollar closing
                2/24/00                            3,140,555     3,166,671        26,116
   180,235,083  Swedish Krona closing 2/24/00     21,267,322    21,276,049         8,727
FORWARD FOREIGN EXCHANGE SELL CONTRACTS
----------------------------------------------
     4,100,000  Australian Dollar closing
                2/24/00                            2,617,610     2,695,791       (78,181)
    64,065,215  British Pound closing 2/24/00    103,833,746   103,553,733       280,013
    32,318,854  Canadian Dollar closing
                2/24/00                           21,972,879    22,418,350      (445,471)
   211,590,460  European Monetary Unit closing
                2/24/00                          218,507,736   213,974,715     4,533,021
 9,800,402,850  Japanese Yen closing 2/24/00      95,400,000    96,845,115    (1,445,115)
     6,030,000  New Zealand Dollar closing
                2/24/00                            2,987,865     3,156,203      (168,338)
   376,424,353  Swedish Krona closing 2/24/00     45,443,081    44,435,427     1,007,654
                                                                             -----------
                                                                             $(2,030,152)
                                                                             ===========

-----------------------------------------------------------------------------------------------------------------------
 CONTRACT   CURRENCY TO      COST/                    CONTRACT     CURRENCY TO      COST/                  UNREALIZED
  AMOUNT      DELIVER      PROCEEDS       VALUE        AMOUNT        RECEIVE      PROCEEDS       VALUE     APPRECIATION
-----------------------------------------------------------------------------------------------------------------------
FORWARD CROSS CURRENCY CONTRACTS
-----------------------------------------------------------------------------------------------------------------------
20,764,720  European      $21,493,600  $20,998,702   178,560,000  Swedish Krona  $21,493,600  $21,078,311    $ 79,609
            Monetary                                                 closing
            Unit closing                                             2/24/00
            2/24/00
13,500,000  European       13,589,219   13,652,121     8,481,375  British Pound   13,589,219   13,709,125      57,004
            Monetary                                                 closing
            Unit closing                                             2/24/00
            2/24/00
                                                                                                             --------
                                                                                                             $136,613
                                                                                                             ========

FFTW FUNDS, INC.

  DECEMBER 31, 1999

5.  FORWARD FOREIGN EXCHANGE CONTRACTS (CONTINUED)
At December 31, 1999, Worldwide had outstanding forward foreign exchange contracts, both to purchase and sell foreign currencies as follows:

--------------------------------------------------------------------------------------------------------------
                                                                                                UNREALIZED
   CONTRACT                                                              COST/                  APPRECIATION
    AMOUNT                                                             PROCEEDS       VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------
FORWARD FOREIGN EXCHANGE BUY CONTRACTS
--------------------------------------------------------------------
     1,408,322    Australian Dollar closing 2/24/00                   $   914,438  $   925,986    $  11,548
       510,555    British Pound closing 2/24/00                           824,930      825,251          321
     1,043,872    Canadian Dollar closing 2/24/00                         721,424      724,094        2,670
       799,794    Danish Krone closing 2/24/00                            112,947      108,655       (4,292)
     7,981,247    European Monetary Unit closing 2/24/00                8,306,413    8,071,182     (235,231)
 1,373,163,856    Japanese Yen closing 2/24/00                         13,359,482   13,569,260      209,778
     1,200,000    New Zealand Dollar closing 2/24/00                      611,880      628,100       16,220
    18,873,299    Swedish Krona closing 2/24/00                         2,218,614    2,227,920        9,306
FORWARD FOREIGN EXCHANGE SELL CONTRACTS
--------------------------------------------------------------------
     2,294,226    British Pound closing 2/24/00                         3,728,851    3,708,340       20,511
       588,730    Canadian Dollar closing 2/24/00                         399,999      408,380       (8,381)
       516,732    European Monetary Unit closing 2/24/00                  541,358      522,554       18,804
   115,310,250    Japanese Yen closing 2/24/00                          1,100,000    1,139,467      (39,467)
     1,180,000    New Zealand Dollar closing 2/24/00                      584,703      617,632      (32,929)
    31,036,110    Swedish Krona closing 2/24/00                         3,746,771    3,663,692       83,079
                                                                                                  ---------
                                                                                                  $  51,937
                                                                                                  =========

---------------------------------------------------------------------------------------------------------------------
 CONTRACT   CURRENCY TO      COST/                    CONTRACT    CURRENCY TO     COST/                  UNREALIZED
  AMOUNT      DELIVER      PROCEEDS       VALUE        AMOUNT       RECEIVE     PROCEEDS       VALUE     APPRECIATION
---------------------------------------------------------------------------------------------------------------------
FORWARD CROSS CURRENCY CONTRACTS
---------------------------------------------------------------------------------------------------------------------
 1,539,701  European      $ 1,593,619  $ 1,557,051    13,240,000    Swedish    $ 1,593,619  $ 1,562,930    $  5,879
            Monetary                                                 Krona
            Unit closing                                            closing
            2/24/00                                                 2/24/00

FFTW FUNDS, INC.

  DECEMBER 31, 1999

5.  FORWARD FOREIGN EXCHANGE CONTRACTS (CONTINUED)
At December 31, 1999, Worldwide-Hedged had outstanding forward foreign exchange contracts, both to purchase and sell foreign currencies as follows:

--------------------------------------------------------------------------------------------------------------
                                                                                                UNREALIZED
   CONTRACT                                                              COST/                  APPRECIATION
    AMOUNT                                                             PROCEEDS       VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------
FORWARD FOREIGN EXCHANGE BUY CONTRACTS
--------------------------------------------------------------------
     6,050,000    Australian Dollar closing 2/24/00                   $ 3,928,325  $ 3,977,935    $  49,610
     4,117,401    British Pound closing 2/24/00                         6,909,905    6,665,285     (254,620)
     3,800,000    New Zealand Dollar closing 2/24/00                    1,937,619    1,988,984       51,365
    65,267,812    Swedish Krona closing 2/24/00                         7,672,428    7,704,610       32,182
FORWARD FOREIGN EXCHANGE SELL CONTRACTS
--------------------------------------------------------------------
    16,690,233    British Pound closing 2/24/00                        27,126,970   26,977,759      149,211
     4,880,754    Canadian Dollar closing 2/24/00                       3,326,180    3,385,592      (59,412)
    13,326,236    Danish Krone closing 2/24/00                          1,868,982    1,810,421       58,561
    20,243,616    European Monetary Unit closing 2/24/00               21,114,541   20,471,726      642,815
     3,630,000    New Zealand Dollar closing 2/24/00                    1,798,794    1,900,003     (101,209)
   119,340,222    Swedish Krona closing 2/24/00                        14,407,102   14,087,648      319,454
                                                                                                  ---------
                                                                                                  $ 887,957
                                                                                                  =========

----------------------------------------------------------------------------------------------------------------------
 CONTRACT   CURRENCY TO      COST/                     CONTRACT    CURRENCY TO     COST/                  UNREALIZED
  AMOUNT      DELIVER      PROCEEDS        VALUE        AMOUNT       RECEIVE     PROCEEDS       VALUE     APPRECIATION
----------------------------------------------------------------------------------------------------------------------
FORWARD CROSS CURRENCY CONTRACTS
----------------------------------------------------------------------------------------------------------------------
 4,860,862  European      $ 5,031,785   $ 4,915,636    41,800,000    Swedish    $ 5,031,785  $ 4,934,327    $ 18,691
            Monetary                                                  Krona
            Unit closing                                             closing
            2/24/00                                                  2/24/00

FFTW FUNDS, INC.

  DECEMBER 31, 1999

5.  FORWARD FOREIGN EXCHANGE CONTRACTS (CONTINUED)
At December 31, 1999, International had outstanding forward foreign exchange contracts, both to purchase and sell foreign currencies as follows:

-------------------------------------------------------------------------------------------------------------
                                                                                               UNREALIZED
  CONTRACT                                                              COST/                  APPRECIATION
   AMOUNT                                                             PROCEEDS       VALUE     (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------
FORWARD FOREIGN EXCHANGE BUY CONTRACTS
-------------------------------------------------------------------
    4,912,667    Australian Dollar closing 2/24/00                   $ 3,189,746  $ 3,230,128    $  40,382
    4,889,402    Canadian Dollar closing 2/24/00                       3,367,816    3,391,591       23,775
    4,266,240    Danish Krone closing 2/24/00                            600,059      579,585      (20,474)
   26,805,344    European Monetary Unit closing 2/24/00               27,959,602   27,107,394     (852,208)
2,434,160,854    Japanese Yen closing 2/24/00                         23,614,388   24,053,765      439,377
    2,000,000    New Zealand Dollar closing 2/24/00                    1,019,799    1,046,833       27,034
   26,133,389    Swedish Krona closing 2/24/00                         3,071,264    3,084,944       13,680
FORWARD FOREIGN EXCHANGE SELL CONTRACTS
-------------------------------------------------------------------
    1,642,983    British Pound closing 2/24/00                         2,670,373    2,655,684       14,689
      956,686    Canadian Dollar closing 2/24/00                         650,000      663,617      (13,617)
    2,454,463    European Monetary Unit closing 2/24/00                2,544,781    2,482,120       62,661
  218,726,200    Japanese Yen closing 2/24/00                          2,050,000    2,161,397     (111,397)
    2,030,000    New Zealand Dollar closing 2/24/00                    1,005,874    1,062,536      (56,662)
   45,599,996    Swedish Krona closing 2/24/00                         5,504,966    5,382,902      122,064
                                                                                                 ---------
                                                                                                 $(310,696)
                                                                                                 =========

----------------------------------------------------------------------------------------------------------------------
 CONTRACT   CURRENCY TO      COST/                     CONTRACT    CURRENCY TO     COST/                  UNREALIZED
  AMOUNT      DELIVER      PROCEEDS        VALUE        AMOUNT       RECEIVE     PROCEEDS       VALUE     APPRECIATION
----------------------------------------------------------------------------------------------------------------------
FORWARD CROSS CURRENCY CONTRACTS
----------------------------------------------------------------------------------------------------------------------
 2,749,071  European      $ 2,845,688   $ 2,780,048    23,640,000    Swedish    $ 2,845,688  $ 2,790,610    $ 10,562
            Monetary                                                  Krona
            Unit closing                                             closing
            2/24/00                                                  2/24/00

FFTW FUNDS, INC.

  DECEMBER 31, 1999

5.  FORWARD FOREIGN EXCHANGE CONTRACTS (CONTINUED)
At December 31, 1999, Emerging Markets had outstanding forward foreign exchange contracts, both to purchase and sell foreign currencies as follows:

------------------------------------------------------------------------------------------------------------
                                                                                              UNREALIZED
   CONTRACT                                                             COST/                 APPRECIATION
    AMOUNT                                                             PROCEEDS     VALUE     (DEPRECIATION)
------------------------------------------------------------------------------------------------------------
FORWARD FOREIGN EXCHANGE BUY CONTRACTS
--------------------------------------------------------------------
     5,455,000    Argentinean Peso closing 6/26/00                    $5,000,000  $5,351,885     $351,885
 2,630,000,000    Chilean Peso closing 1/12/00                         5,000,000   4,964,156      (35,844)
21,360,000,000    Indonesian Rupiah closing 1/24/00                    2,925,627   3,055,392      129,765
   234,000,000    Phillipine Peso closing 1/28/00                      5,708,709   5,802,574       93,865
    33,189,750    South African Rand closing 2/24/00                   5,333,829   5,350,740       16,911
                                                                                                 --------
                                                                                                 $556,582
                                                                                                 ========

----------------------------------------------------------------------------------------------------------------------
 CONTRACT   CURRENCY TO      COST/                     CONTRACT    CURRENCY TO     COST/                  UNREALIZED
  AMOUNT      DELIVER      PROCEEDS        VALUE        AMOUNT       RECEIVE     PROCEEDS       VALUE     APPRECIATION
----------------------------------------------------------------------------------------------------------------------
FORWARD CROSS CURRENCY CONTRACTS
----------------------------------------------------------------------------------------------------------------------
 4,653,709  European      $ 4,829,738   $ 4,706,148   170,000,000     Czech     $ 4,829,738  $ 4,755,466    $ 49,318
            Monetary                                                Republic
            Unit closing                                             Koruna
            2/24/00                                                  closing
                                                                     2/24/00

Each Portfolio may enter into foreign currency transactions on the spot markets (foreign currency translations that settle in two days) in order to pay for foreign investment purchases or to convert to U.S. dollars the proceeds from foreign investment sales or coupon interest receipts. At December 31, 1999, no Portfolio had an outstanding purchase or sale of foreign currency on the spot markets.

6.  FINANCIAL FUTURES CONTRACTS

Each Portfolio may enter into financial futures contracts with counterparties, which the Portfolio's Investment Advisor has deemed creditworthy, to hedge its interest rate and foreign currency risk. Hedging theoretically reduces market risk, and exposure exists to the extent there is a related imperfect correlation. The use of futures contracts involves the risk of imperfect correlation in movement in the price of futures contracts, interest rates compared to the underlying hedged assets.

Investments in financial futures contracts require the Portfolio to "mark to market" open financial futures contracts on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin is paid or received to reflect daily unrealized gains or losses. When the contracts are closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. These investments require initial margin deposits which consist of cash or eligible securities. At December 31, 1999, the Portfolios placed U.S. Treasury Bills, other liquid securities or cash in

FFTW FUNDS, INC.

  DECEMBER 31, 1999

6.  FINANCIAL FUTURES CONTRACTS (CONTINUED)
segregated accounts for the benefit of the futures clearing broker at the Portfolio's custodian with respect to their financial futures contracts as follows:

------------------------------------------------------------------------
                                                    DECEMBER 31, 1999
                    PORTFOLIO                       COLLATERAL VALUE
------------------------------------------------------------------------
U.S. Short-Term                                          $1,963,874
Mortgage                                                  4,566,007
Global Tactical Exposure                                  3,718,338
Worldwide                                                   489,255
Worldwide-Hedged                                            880,659
International                                               636,031
Emerging Markets                                            587,106

As of December 31, 1999, U.S. Short-Term had the following open financial futures contracts:

----------------------------------------------------------------------------
                                                NOTIONAL VALUE
                                                     OF         UNREALIZED
CONTRACTS                                        CONTRACTS      DEPRECIATION
----------------------------------------------------------------------------
LONG FUTURES CONTRACTS:
----------------------------------------------
    164    March 2000 2-Year U.S. Treasury       $32,571,938     $(160,151)
           Notes
    338    March 2000 EuroDollars                 79,290,575       (68,590)
    108    June 2000 EuroDollars                  25,251,750       (53,879)
                                                                 ---------
                                                                 $(282,620)
                                                                 =========

As of December 31, 1999, Mortgage had the following open financial futures contracts:

---------------------------------------------------------------------------------------------
                                                                 NOTIONAL VALUE
                                                                      OF         UNREALIZED
CONTRACTS                                                         CONTRACTS      APPRECIATION
---------------------------------------------------------------------------------------------
SHORT FUTURES CONTRACTS:
---------------------------------------------------------------
    168      March 2000 2-Year U.S. Treasury Notes                $16,104,375      $223,233
    363      March 2000 5-Year U.S. Treasury Notes                 35,579,672       384,322
     58      March 2000 10-Year U.S. Treasury Notes                11,519,344        58,004
                                                                                   --------
                                                                                   $665,559
                                                                                   ========

FFTW FUNDS, INC.

  DECEMBER 31, 1999

6.  FINANCIAL FUTURES CONTRACTS (CONTINUED)
As of December 31, 1999, Global Tactical Exposure had the following open financial futures contracts:

------------------------------------------------------------------------------
                                                NOTIONAL VALUE  UNREALIZED
                                                     OF         APPRECIATION
CONTRACTS                                        CONTRACTS      (DEPRECIATION)
------------------------------------------------------------------------------
LONG FUTURES CONTRACTS:
----------------------------------------------
     30    March 2000 TSE Japanese Gov't.        $39,015,864      $ 509,861
           10-Year Bonds
     54    March 2000 Euro Bundes                  5,645,464       (136,568)
SHORT FUTURES CONTRACTS:
----------------------------------------------
     96    March 2000 Euro Bobl                    9,957,355        101,392
     91    March 2000 British Long Gilts          16,365,311        202,202
                                                                  ---------
                                                                  $ 676,887
                                                                  =========

As of December 31, 1999, Worldwide had the following open financial futures contracts:

------------------------------------------------------------------------------
                                                NOTIONAL VALUE  UNREALIZED
                                                     OF         APPRECIATION
CONTRACTS                                        CONTRACTS      (DEPRECIATION)
------------------------------------------------------------------------------
LONG FUTURES CONTRACTS:
----------------------------------------------
      5    March 2000 TSE Japanese Gov't          $6,502,644       $ 85,582
           10-Year Bonds
     59    March 2000 Euro Bobl                    6,138,543        (29,731)
SHORT FUTURES CONTRACTS:
----------------------------------------------
      5    March 2000 5-Year U.S. Treasury           490,078          3,761
           Notes
     43    March 2000 10-Year U.S. Treasury        4,121,953         81,056
           Notes
     50    March 2000 Euro Bundes                  5,243,442         50,877
                                                                   --------
                                                                   $191,545
                                                                   ========

FFTW FUNDS, INC.

  DECEMBER 31, 1999

6.  FINANCIAL FUTURES CONTRACTS (CONTINUED)
As of December 31, 1999, Worldwide-Hedged had the following open financial futures contracts:

------------------------------------------------------------------------------
                                                NOTIONAL VALUE  UNREALIZED
                                                     OF         APPRECIATION
CONTRACTS                                        CONTRACTS      (DEPRECIATION)
------------------------------------------------------------------------------
LONG FUTURES CONTRACTS:
----------------------------------------------
     12    March 2000 TSE Japanese Gov't         $15,606,345      $ 185,067
           10-Year Bonds
    199    March 2000 Euro Bobl                   20,704,577       (100,045)
SHORT FUTURES CONTRACTS:
----------------------------------------------
     15    March 2000 5-Year U.S. Treasury         1,470,234         11,283
           Notes
    140    March 2000 10-Year U.S. Treasury       13,420,313        263,905
           Notes
     28    March 2000 British Long Gilts           5,041,665        100,421
      3    March 2000 Euro Bundes                    314,607          2,953
                                                                  ---------
                                                                  $ 463,584
                                                                  =========

As of December 31, 1999, International had the following open financial futures contracts:

------------------------------------------------------------------------------
                                                NOTIONAL VALUE  UNREALIZED
                                                     OF         APPRECIATION
CONTRACTS                                        CONTRACTS      (DEPRECIATION)
------------------------------------------------------------------------------
LONG FUTURES CONTRACTS:
----------------------------------------------
      7    March 2000 TSE Japanese Gov't         $ 9,103,702      $  99,806
           10-Year Bonds
     21    March 2000 10-Year U.S. Treasury        2,013,045        (36,539)
           Notes
    134    March 2000 Euro Bobl                   13,941,775       (110,775)
     26    March 2000 Euro Bundes                  2,726,590        (63,408)
SHORT FUTURES CONTRACTS:
----------------------------------------------
      7    March 2000 British Long Gilts           1,260,416         26,433
                                                                  ---------
                                                                  $ (84,483)
                                                                  =========

FFTW FUNDS, INC.

  DECEMBER 31, 1999

6.  FINANCIAL FUTURES CONTRACTS (CONTINUED)
As of December 31, 1999, Emerging Markets had the following open financial futures contracts:

----------------------------------------------------------------------------
                                                NOTIONAL VALUE
                                                     OF         UNREALIZED
CONTRACTS                                        CONTRACTS      APPRECIATION
----------------------------------------------------------------------------
SHORT FUTURES CONTRACTS:
----------------------------------------------
     35    March 2000 U.S. Long Bonds             $3,182,813      $ 94,141
     11    March 2000 U.S. 5-Year Notes            1,078,172        11,626
     26    March 2000 U.S. 10-Year Notes           2,492,344        49,417
                                                                  --------
                                                                  $155,184
                                                                  ========

7.  CAPITAL STOCK TRANSACTIONS

As of December 31, 1999, there were 5,000,000,000 shares of $0.001 par value capital stock authorized.

Transactions in capital stock for U.S. Short-Term were as follows for the periods indicated:

----------------------------------------------------------------------------------------
                                        YEAR ENDED                   YEAR ENDED
                                     DECEMBER 31, 1999            DECEMBER 31, 1998
                                ---------------------------  ---------------------------
                                  SHARES         AMOUNT        SHARES         AMOUNT
----------------------------------------------------------------------------------------
Shares sold                     604,668,913  $5,863,374,459  883,180,967  $8,636,306,700
Shares issued related to
  reinvestment of dividends      3,459,023      33,530,633    3,557,660       34,776,941
                                -----------  --------------  -----------  --------------
                                608,127,936  5,896,905,092   886,738,627   8,671,083,641
Shares redeemed                 626,803,398  6,079,632,280   850,486,394   8,315,384,728
                                -----------  --------------  -----------  --------------
Net increase (decrease)         (18,675,462) $(182,727,188)  36,252,233   $  355,698,913
                                ===========  ==============  ===========  ==============

Transactions in capital stock for Limited Duration were as follows for the periods indicated:

--------------------------------------------------------------------------------
                                      YEAR ENDED               YEAR ENDED
                                  DECEMBER 31, 1999        DECEMBER 31, 1998
                                ----------------------  ------------------------
                                 SHARES      AMOUNT       SHARES       AMOUNT
--------------------------------------------------------------------------------
Shares sold                     9,005,840  $88,352,801  10,680,290  $106,723,144
Shares issued related to
  reinvestment of dividends      505,491   4,941,241      545,455      5,446,193
                                ---------  -----------  ----------  ------------
                                9,511,331  93,294,042   11,225,745   112,169,337
Shares redeemed                 8,161,803  80,302,493   6,243,321     62,348,719
                                ---------  -----------  ----------  ------------
Net increase                    1,349,528  $12,991,549  4,982,424   $ 49,820,618
                                =========  ===========  ==========  ============

FFTW FUNDS, INC.

  DECEMBER 31, 1999

7.  CAPITAL STOCK TRANSACTIONS (CONTINUED)
Transactions in capital stock for Mortgage were as follows for the periods indicated:

------------------------------------------------------------------------------------
                                        YEAR ENDED                 YEAR ENDED
                                    DECEMBER 31, 1999          DECEMBER 31, 1998
                                --------------------------  ------------------------
                                  SHARES        AMOUNT        SHARES       AMOUNT
------------------------------------------------------------------------------------
Shares sold                              -   $          -   39,025,398  $403,050,000
Shares issued related to
  reinvestment of dividends      3,855,269     38,275,178   6,638,891     68,466,878
                                -----------  -------------  ----------  ------------
                                 3,855,269     38,275,178   45,664,289   471,516,878
Shares redeemed                 (53,000,715) (525,266,320)  29,176,443   303,173,256
                                -----------  -------------  ----------  ------------
Net increase (decrease)         (49,145,446) $(486,991,142) 16,487,846  $168,343,622
                                ===========  =============  ==========  ============

Transactions in capital stock for Global Tactical Exposure were as follows for the periods indicated:

------------------------------------------------------------------------------------
                                        YEAR ENDED                 YEAR ENDED
                                    DECEMBER 31, 1999          DECEMBER 31, 1998
                                --------------------------  ------------------------
                                  SHARES        AMOUNT        SHARES       AMOUNT
------------------------------------------------------------------------------------
Shares sold                      3,712,375   $ 38,000,000   13,695,844  $139,000,000
Shares issued related to
  reinvestment of dividends      1,663,328     16,960,963   1,972,986     20,020,277
                                -----------  -------------  ----------  ------------
                                 5,375,703     54,960,963   15,668,830   159,020,277
Shares redeemed                 33,678,625    341,236,473   2,457,580     25,025,592
                                -----------  -------------  ----------  ------------
Net increase (decrease)         (28,302,922) $(286,275,510) 13,211,250  $133,994,685
                                ===========  =============  ==========  ============

Transactions in capital stock for Worldwide were as follows for the periods indicated:

--------------------------------------------------------------------------------
                                      YEAR ENDED               YEAR ENDED
                                  DECEMBER 31, 1999        DECEMBER 31, 1998
                                ----------------------  ------------------------
                                 SHARES      AMOUNT       SHARES       AMOUNT
--------------------------------------------------------------------------------
Shares sold                      839,957   $7,922,263   1,355,632   $ 13,503,235
Shares issued related to
  reinvestment of dividends      268,901   2,541,613      351,950      3,437,295
                                ---------  -----------  ----------  ------------
                                1,108,858  10,463,876   1,707,582     16,940,530
Shares redeemed                  363,580   3,543,958    3,666,125     37,782,038
                                ---------  -----------  ----------  ------------
Net increase (decrease)          745,278   $6,919,918   (1,958,543) $(20,841,508)
                                =========  ===========  ==========  ============

FFTW FUNDS, INC.

  DECEMBER 31, 1999

7.  CAPITAL STOCK TRANSACTIONS (CONTINUED)
Transactions in capital stock for Worldwide-Hedged were as follows for the periods indicated:

--------------------------------------------------------------------------------
                                      YEAR ENDED               YEAR ENDED
                                  DECEMBER 31, 1999        DECEMBER 31, 1998
                                ----------------------  ------------------------
                                 SHARES      AMOUNT       SHARES       AMOUNT
--------------------------------------------------------------------------------
Shares sold                     4,423,094  $48,206,643  8,577,164   $ 97,208,680
Shares issued related to
  reinvestment of dividends      917,109   9,937,225    1,624,885     18,421,804
                                ---------  -----------  ----------  ------------
                                5,340,203  58,143,868   10,202,049   115,630,484
Shares redeemed                 3,808,644  41,035,029   1,740,289     20,306,695
                                ---------  -----------  ----------  ------------
Net increase                    1,531,559  17,108,839   8,461,760   $ 95,323,789
                                =========  ===========  ==========  ============

Transactions in capital stock for International were as follows for the periods indicated:

------------------------------------------------------------------------------
                                      YEAR ENDED              YEAR ENDED
                                  DECEMBER 31, 1999       DECEMBER 31, 1998
                                ----------------------  ----------------------
                                 SHARES      AMOUNT      SHARES      AMOUNT
------------------------------------------------------------------------------
Shares sold                     3,963,200  $35,606,252  4,369,703  $43,727,753
Shares issued related to
  reinvestment of dividends      429,515   3,827,646    1,164,157   11,290,681
                                ---------  -----------  ---------  -----------
                                4,392,715  39,433,898   5,533,860   55,018,434
Shares redeemed                  925,952   8,308,697    4,220,805   43,214,455
                                ---------  -----------  ---------  -----------
Net increase                    3,466,763  $31,125,201  1,313,055  $11,803,979
                                =========  ===========  =========  ===========

Transactions in capital stock for Emerging Markets were as follows for the periods indicated:

---------------------------------------------------------------------------------
                                       YEAR ENDED               YEAR ENDED
                                   DECEMBER 31, 1999         DECEMBER 31, 1998
                                ------------------------  -----------------------
                                  SHARES       AMOUNT       SHARES      AMOUNT
---------------------------------------------------------------------------------
Shares sold                     9,878,273   $75,900,000   8,316,238   $81,000,000
Shares issued related to
  Reinvestment of dividends     2,568,485    19,223,364   2,032,162    16,696,296
                                ----------  ------------  ----------  -----------
                                12,446,758   95,123,364   10,348,400   97,696,296
Shares redeemed                 17,078,248  128,692,201     576,713     3,864,586
                                ----------  ------------  ----------  -----------
Net increase (decrease)         (4,631,490) $(33,568,837) 9,771,687   $93,831,710
                                ==========  ============  ==========  ===========

8.  REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Each Portfolio may enter into repurchase agreements under which a bank or securities firm which the Portfolio's Investment Advisor has deemed creditworthy that is a primary or reporting dealer in U.S. Government securities

FFTW FUNDS, INC.

  DECEMBER 31, 1999

8. REPURCHASE AND REVERSE REPURCHASE AGREEMENTS (CONTINUED) agrees, upon entering into the contract, to sell U.S. Government securities to a Portfolio and repurchase such securities from such Portfolio at a mutually agreed upon price and date. U.S. Short-Term, Worldwide, and Worldwide-Hedged may only invest up to 25% of their assets in repurchase agreements. Securities purchased subject to repurchase agreements must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Portfolio may decline below the price of the securities that the Portfolio is obligated to repurchase. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, such Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

Each Portfolio is also permitted to enter into reverse repurchase agreements under which a primary or reporting dealer in U.S. Government securities purchases U.S. Government securities from a Portfolio and such Portfolio agrees to repurchase the securities at an agreed upon price and date. Reverse repurchase agreements for U.S. Short-Term, Worldwide, and Worldwide-Hedged may not exceed 25% of the Portfolio's total assets. When a Portfolio engages in reverse repurchase transactions, the Portfolio will maintain, in a segregated account with its custodian, cash or securities equal in value to those subject to the reverse repurchase agreement. Each Portfolio will engage in repurchase and reverse repurchase transactions with parties selected on the basis of such party's creditworthiness.

For the year ended December 31, 1999, the average amount of reverse repurchase agreements outstanding was $453,131 and the weighted average interest rate was 5.54% for U.S. Short Term, the only Portfolio to engage in reverse repurchase agreements during the year.

9.  OPTIONS TRANSACTIONS

For hedging purposes, each Portfolio may purchase or write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is limited to the premium paid whether or not the option is exercised. In addition, each Portfolio bears the risk of a change in the market value of the underlying securities should the counterparty to an option contract fail to perform.

Put and call options purchased are accounted for in the same manner as portfolio securities. Investments in option contracts require the Portfolio to "mark to market" option contracts on a daily basis which reflects the change in the market value of the contracts at the close of each day's trading. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of purchased put options are decreased by the premiums paid.

When a Portfolio writes an option, the premium received by such Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, also is treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written

FFTW FUNDS, INC.

  DECEMBER 31, 1999

9.  OPTIONS TRANSACTIONS (CONTINUED)
option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

A summary of put and call options written by U.S. Short-Term for the year ended December 31, 1999 is as follows:

---------------------------------------------------------------------
                                      CALLS               PUTS
                                -----------------  ------------------
                                # OF               # OF
                                CONTRACTS PREMIUMS CONTRACTS PREMIUMS
---------------------------------------------------------------------
OUTSTANDING, BEGINNING OF YEAR      -     $    -       -     $      -
OPTIONS WRITTEN
----------------------------------------
U.S. Treasury                     250     78,125     250      264,225
OPTIONS CLOSED
----------------------------------------
U.S. Treasury                     250     78,125     250      264,225
                                  ---     -------    ---     --------
OUTSTANDING, END OF YEAR            -     $    -       -     $      -
                                  ===     =======    ===     ========

Net realized loss on written options transactions for the year ended December 31, 1999 was $157,943.

A summary of put and call options written by Mortgage for the year ended December 31, 1999 is as follows:

---------------------------------------------------------------------
                                      CALLS               PUTS
                                ------------------  -----------------
                                # OF                # OF
                                CONTRACTS PREMIUMS  CONTRACTS PREMIUMS
---------------------------------------------------------------------
OUTSTANDING, BEGINNING OF YEAR      -     $     -       -       $ -
OPTIONS WRITTEN
----------------------------------------
FNMA                               46     115,000       -         -
OPTIONS CLOSED
----------------------------------------
FNMA                               46     115,000       -         -
                                   --     --------     --       ---
OUTSTANDING, END OF YEAR            -     $     -       -       $ -
                                   ==     ========     ==       ===

Net realized gain on written options transactions for the year ended December 31, 1999 was $115,000.

10.  SWAP TRANSACTIONS

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Risks include a possibility that no liquid market exists for these obligations, the counterparty may default on its obligation, or unfavorable changes may exist in the value of underlying securities or indices related to a swap contract. The loss incurred by the failure of a counter-party generally is limited to the net payment to be received by a Portfolio, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counter-party to a swap contract in evaluating overall potential risk.

FFTW FUNDS, INC.

  DECEMBER 31, 1999

10.  SWAP TRANSACTIONS (CONTINUED)
Global Tactical Exposure entered into a swap agreement under which it agrees to pay the return of a specified global index in exchange for an interest payment based on the London Interbank Offered Rate (LIBOR). The effect of the swap is to hedge the market exposure imbedded in the Portfolio for a current market interest return, plus (or minus) any incremental return achieved in excess of the index return. This type of transaction also serves to hedge currency exposure. The index used pursuant to this hedging technique is the JP Morgan Non-U.S. Traded Total Return Government Bond Index (Unhedged) ("JP Morgan Index").

Global Tactical Exposure Portfolio records a net receivable or payable on a daily basis for the amount expected to be received or paid in the period. Income paid or received on the JP Morgan Index consists of an interest expense component (recorded as an offset to interest income) and a capital component (recorded as net realized gain or loss on investments). Income received based on LIBOR is recorded as interest income.

At December 31, 1999, Global Tactical Exposure had one outstanding swap contract with Morgan Guaranty Trust Company of New York broken down into three components with the following terms:

--------------------------------------------------------------------------------------------------
 NOTIONAL    TERMINATION             PAYMENTS MADE                      PAYMENTS RECEIVED
  AMOUNT        DATE               BY THE PORTFOLIO                     BY THE PORTFOLIO
--------------------------------------------------------------------------------------------------
$35,000,000    11/3/00        % change in JP Morgan Index               LIBOR minus .28%
 35,000,000    11/3/00        % change in JP Morgan Index               LIBOR minus .26%
 40,000,000    11/3/00        % change in JP Morgan Index               LIBOR minus .28%

Emerging Markets Portfolio entered into a swap agreement under which it agrees to pay a specified rate based on the notional amount. The Portfolio receives payment upon a default of an underlying security.

Emerging Markets Portfolio records a net receivable or payable on a daily basis for the amount expected to be received or paid during the period. The swap is marked-to-market on a monthly basis and this amount is recorded as unrealized gain or loss on the Statement of Operations.

At December 31, 1999, Emerging Markets had one outstanding swap contract with Goldman Sachs International of New York with the following terms:

--------------------------------------------------------------------------------------------------
 NOTIONAL    TERMINATION             PAYMENTS MADE                      PAYMENTS RECEIVED
  AMOUNT        DATE               BY THE PORTFOLIO                     BY THE PORTFOLIO
--------------------------------------------------------------------------------------------------
$ 5,000,000    8/10/09    $5,000,000 multiplied by 4.65% per   The Portfolio receives payment only
                                         year                  upon default by United Mexican
                                                               States, of a 11.5% bond due
                                                               5/15/2026. Upon default, the
                                                               Portfolio shall receive $5,000,000.

Subsequent to year-end, Emerging Markets closed its swap contract. At the time the swap was closed, $633,131 was paid and a loss of $518,819 was realized.

11.  INTEREST ONLY AND PRINCIPAL ONLY SECURITIES

Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the mortgage assets ("POs"), while the other class receives most, if not all, of the interest ("IOs"). POs do not pay interest, its return is solely based on payment of principal at maturity. If the

FFTW FUNDS, INC.

  DECEMBER 31, 1999

11. INTEREST ONLY AND PRINCIPAL ONLY SECURITIES (CONTINUED) underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to fully recoup its initial investment in an IO. The fair market value of these securities is unusually volatile in response to changes in interest rates. Mortgage invests in IO and PO securities whose issuers are deemed creditworthy by the Investment Advisor.

12.  SEGREGATION OF ASSETS

It is the policy of each of the Fund's Portfolios to have its custodian segregate certain assets to cover portfolio transactions which are deemed to create leverage under Section 18(f) of the Investment Company Act of 1940. Given certain operational efficiencies it is impractical to specify individual securities to be used for segregation purposes except for the initial margin of futures contracts. Therefore, the Fund's custodian has been instructed to segregate all assets on a settled basis. The Portfolios will not enter into transactions deemed to create leverage in excess of each Portfolio's ability to segregate up to 100% of its segregated settled assets.

FFTW FUNDS, INC.

  ADDITIONAL INFORMATION
  DECEMBER 31, 1999

Change in Independent Auditor: On August 13, 1999, based upon the recommendation of the Audit Committee of the Fund, the Board of Directors determined not to retain Ernst & Young LLP. ("Ernst & Young") as the Fund's independent auditor and voted to appoint KPMG LLP. During the Fund's two most recent fiscal years, Ernst & Young's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, during this same period there were no disagreements with Ernst and Young on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of such disagreements in connection with its audit reports. The Fund requested Ernst & Young to provide a letter to the Securities and Exchange Commission stating whether Ernst & Young agrees with the foregoing statements, and to provide the Fund with a copy of such letter. A copy of this letter is available upon request by calling the Fund at (212) 332-5211.

FFTW FUNDS, INC.

  REPORT OF INDEPENDENT AUDITORS
  DECEMBER 31, 1999

The Board of Directors and Shareholders
FFTW Funds, Inc.

        We have audited the accompanying statements of assets and liabilities including the schedules of investments, of FFTW Funds, Inc. (comprising, U.S. Short-Term, Limited Duration, Mortgage-Backed, Global Tactical Exposure, Worldwide, Worldwide-Hedged, International, and Emerging Markets Portfolios) (the "Funds") as of December 31, 1999, and the related statements of operations, statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the period ended December 31, 1998 and financial highlights for each of the periods in the four-year period ended December 31, 1998 were audited by other auditors whose report thereon dated February 22, 1999, expressed an unqualified opinion on those financial statements and financial highlights.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the 1999 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 1999, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                                           [SIG]

New York, New York
February 23, 2000

 OFFICERS & DIRECTORS AND OTHER PERTINENT INFORMATION
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Stephen P. Casper
DIRECTOR OF THE FUND

John C Head III
DIRECTOR OF THE FUND

Saul H. Hymans
DIRECTOR OF THE FUND

Lawrence B. Krause
DIRECTOR OF THE FUND

Andrea Redmond
DIRECTOR OF THE FUND

Onder John Olcay
CHAIRMAN OF THE BOARD AND
PRESIDENT OF THE FUND

William E. Vastardis
SECRETARY AND TREASURER OF THE FUND

Carla E. Dearing
ASSISTANT TREASURER OF THE FUND

INVESTMENT ADVISER

Fischer Francis Trees & Watts, Inc.
200 Park Avenue
New York, NY 10166

SUB-ADVISER

Fischer Francis Trees & Watts
3 Royal Court
The Royal Exchange
London, EC3V 3RA

ADMINISTRATOR

Investors Capital Services, Inc.
600 Fifth Avenue, 26th Floor
New York, NY 10020

DISTRIBUTOR

AMT Capital Securities, LLC
399 Park Avenue, 37th floor
New York, NY 10022

CUSTODIAN AND FUND ACCOUNTING AGENT

Investors Bank & Trust Company
200 Clarendon St.
Boston, MA 02116

TRANSFER AND DIVIDEND DISBURSING AGENT

Investors Bank & Trust Company
200 Clarendon St.
Boston, MA 02116

LEGAL COUNSEL

Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, D.C. 20006-2401

INDEPENDENT AUDITORS

KPMG LLP
757 Third Avenue
New York, NY 10017

--------------------------------------------------------------------------------